Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IBM Global Services Austr xxx

a joint venture with Lend Lease and xxx

SUBCONTRACTOR STATEMENT of WORK

For Project:

Pacific Region Support Services

Customer Solutions Agreement Number:	4900A10901 (Fiji)
Statement of Work Number:	4900A10902 (Fiji)

Release No: FINAL

Printed: 04 January 2001

Commercial in Confidence

Template Number: SDDT710

Template Version: 1.3

© Copyright 2000 by IBM Global Services

All rights reserved.

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

Document Location

Ensure that this document is current. Printed documents and locally copied files may become obsolete due to changes to the master document.

The owner of the document is Gabe van Duinen – Technical Solutions Manager.

Revision History

Date of this revision:	Date of Next revision: (date)

Revision Number	Revision Date	Summary of Changes	Changes marked
0.01	27/10/00	First issue DRAFT	N
0.01	9/11/00	Second Issue in DRAFT	N

Statement of Work #4900A10902	Page 2 of 143
Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

Contents

1.	Project Overview		12

1.1.	Project Summary		12

1.2.	Subcontractor’s Role in the Project		12

1.3.	Applicable Documents		13

1.4.	Project Assumptions		14

2.	The Supplier Deliverable Items		15

2.1.	The Supplier Responsibilities and Tasks – Distributed Computing		15

	2.1.1.	General Statements	15
	2.1.2.	Physical Boundaries And Demarcation Points	17
	2.1.3.	Operations Management	17
	2.1.4.	Systems And Technical Support	20
	2.1.5.	Virus Management	21
	2.1.6.	Internet/Intranet/Extranet Services	22
	2.1.7.	Software Support Services	22
	2.1.8.	Management Tools	23
	2.1.9.	Documentation Management	23
	2.1.10.	Software Distribution	24
	2.1.11.	Electronic Messaging And Collaboration	24
	2.1.12.	Workflow And Imaging Systems Support	26
	2.1.13.	Technology (Equipment) Refresh Planning And Implementation	26
	2.1.14.	Storage Management	27
	2.1.15.	User Training	28
	2.1.16.	Mobile Computing Support Service	29
	2.1.17.	Server And Infrastructure Currency And Implementation	29
	2.1.18.	Performance Management	33
	2.1.19.	Capacity Management	34
	2.1.20.	Testing And Laboratory Environments	35
	2.1.21.	Managed Third Parties	35
	2.1.22.	Moves, Adds And Changes (MACS)	36
	2.1.23.	BOE Release Management	39

2.2.	The Supplier Responsibilities and Tasks – Cross Functional		41

	2.2.1.	General Statements	41
	2.2.2.	Help Desk Services	41
	2.2.3.	Hardware, Software, and Equipment Support	42
	2.2.4.	User Logon and Password Administration	43
	2.2.5.	Problem Management	44
	2.2.6.	Home Office and Field Staff	47
	2.2.7.	Project Services	47
	2.2.8.	Procurement	47
	2.2.9.	Asset Management	49
	2.2.10.	Security Services	50

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4 January 2001

	2.2.11.	Business Continuity Planning and Disaster Recovery Services	55
	2.2.12.	Performance Tuning	56
	2.2.13.	Data Interlaces	56
	2.2.14.	Applications Development Interface	56
	2.2.15.	Applications Documentation	57
	2.2.16.	Training	57
	2.2.17.	Change Management	57
	2.2.18.	Quality Assurance Program	58
	2.2.19.	Year 2000	59
	2.2.20.	Operational Review and Support	59

2.3.	The Supplier Responsibilities and Tasks – HMRO		60

	2.3.1.	General Requirements	60
	2.3.2.	Operational requirements	60
	2.3.3.	Tape Requirements	62
	2.3.4.	Other requirements	63

2.4.	The Supplier Responsibilities and Tasks – Telecommunications		64

As per Attachment L			64

2.5.	Hardware		64

2.6.	Personnel		64

	2.6.1.	Fiji roles	65
	2.6.2.	Replacement of Existing Resources	65

2.7.	Designated Locations		65

3.	Flow Down Clauses		66

3.1.	Objectives		66

3.2.	The Customer		66

	3.2.1.	Extended Group	66
	3.2.2.	Non WBC Group Entities	66

3.3.	SERVICES		66

	3.3.1.	Scope of Services	66
	3.3.2.	New Services	67

3.4.	FLEXIBILITY		67

	3.4.1.	Right to change Service Volumes	67
	3.4.2.	Consequences	68
	3.4.3.	No exclusivity	68
	3.4.4.	Cooperation	68

3.5.	PERFORMANCE STANDARDS		68

	3.5.1.	General requirements	68
	3.5.2.	Customer satisfaction survey	68
	3.5.3.	Quality assurance tools/processes	69
	3.5.4.	Measurement and monitoring tools	69
	3.5.5.	Failure to implement tools	69
	3.5.6.	Reporting	69
	3.5.7.	All data and supporting information confidential	70

Statement of Work #4900A10902	Page 4 of 143
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4 January 2001

	3.5.8.	Failure rectification process	70
	3.5.9.	Accountability	71
	3.5.10.	New Service Levels	71
	3.5.11.	Service Level improvement mechanisms	71
	3.5.12.	Financial Performance Credits	71
	3.5.13.	Earnback	72
	3.5.14.	Financial Deliverable Credits	72
	3.5.15.	Payment	72
	3.5.16.	No earnback	72
	3.5.17.	Excluded from caps	72
	3.5.18.	No double recovery	73

3.6.	CRITICAL BUSINESS SYSTEMS FAILURES		73

	3.6.1.	Application	73
	3.6.2.	Scope	73
	3.6.3.	Failure	73
	3.6.4.	Finding of root cause analysis	74

3.7.	RETAINED SYSTEMS		74

	3.7.1.	No adverse effect	74
	3.7.2.	Interface	74

3.8.	TECHNOLOGY EVOLUTION		74

	3.8.1.	Overview	74
	3.8.2.	Obligation to evolve	74
	3.8.3.	Effect on cost	74
	3.8.4.	Monitoring new technology	75
	3.8.5.	Technological flexibility	75

3.9.	CHANGE IN WBC		75

	3.9.1.	Overview	75
	3.9.2.	Structural changes	76
	3.9.3.	New entity	76
	3.9.4.	Aggregation of volumes	76
	3.9.5.	Assistance	76

3.10.	REPORTS		76

	3.10.1.	Types of reports	76
	3.10.2.	Structure of reports	77

3.11.	PERSONNEL		77

	3.11.1.	Personnel	77
	3.11.2.	Standards of Supplier Personnel	77
	3.11.3.	Replacement at IBM GSA’s or WBC’s request	78
	3.11.4.	No right to require termination	78
	3.11.5.	Financial Deliverable Credits	78
	3.11.6.	No excuse	78
	3.11.7.	Restraints on engagement of WBC Personnel	78
	3.11.8.	Enforceable restraint	79
	3.11.9.	Employer obligations	79
	3.11.10.	Security and occupational health and safety	79

3.12.	AUDITS AND RECORD KEEPING		79

	3.12.1.	Record keeping	79
	3.12.2.	Access to the Supplier’s and Subcontractor’s premises and material	80

Statement of Work #4900A10902	Page 5 of 143
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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

	3.12.3.	Regular audits for IBM GSA reporting	80
	3.12.4.	Assistance	80
	3.12.5.	Subcontractors	80
	3.12.6.	Cost	80
	3.12.7.	Audit findings and reports	81

3.13.	SUBCONTRACTORS		81

	3.13.1.	Approval	81
	3.13.2.	Terms	81
	3.13.3.	Notice	82
	3.13.4.	Replacement	82
	3.13.5.	Procedure for removal	82
	3.13.6.	Obligations continue	83
	3.13.7.	Specified subcontractors	83
	3.13.8.	Subcontractor compliance	83

3.14.	ENVIRONMENT CHANGES		84

	3.14.1.	IBM GSA approval required	84

3.15.	STEP-IN RIGHTS		84

	3.15.1.	Step in	84
	3.15.2.	Assistance	85
	3.15.3.	Cost	85

3.16.	PRICING		85

	3.16.1.	General principles	85
	3.16.2.	Base Fees	85
	3.16.3.	Price Inclusive	85
	3.16.4.	ARCs and RRCs	85
	3.16.5.	ARCs	86
	3.16.6.	RRCs	86
	3.16.7.	Expiry	86
	3.16.8.	Pricing Criteria	86

3.17.	ADJUSTMENTS		95

	3.17.1.	Minimise Fees	95
	3.17.2.	Cost of Living Adjustments (‘COLA’ )	95
	3.17.3.	Pass-Through Expenses	95

3.18.	ANNUAL REVIEW		95

	3.18.1.	Baseline reset	95
	3.18.2.	Service Level Reviews	96

3.19.	MAJOR REVIEW		96

3.20.	BENCHMARKING		96

	3.20.1.	Forms of benchmarking	96
	3.20.2.	Independent benchmarking	97

3.21.	EXTRAORDINARY EVENTS		99

	3.21.1.	Notice	99
	3.21.2.	Report	99
	3.21.3.	Resources	99
	3.21.4.	Base Fees	99
	3.21.5.	Implementation	99

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4 January 2001

3.22.	LICENCES		100

	3.22.1.	IBM GSA Licence to the Supplier	100
	3.22.2.	Supplier Licence to IBM GSA	100
	3.22.3.	Third party licences	100

3.23.	NEW MATERIAL AND MODIFICATIONS		101

	3.23.1.	Definitions	101
	3.23.2.	Supplier will own	102
	3.23.3.	WBC will own	102
	3.23.4.	Transfer of IPR in WBC Specific Developments	102
	3.23.5.	Transfer of IPR in New Contract Material	103
	3.23.6.	End of licence	103
	3.23.7.	No prejudice	103
	3.23.8.	Software Consistency	104

3.24.	SUPPLIER SOFTWARE		104

	3.24.1.	This Statement of Work is paramount	104
	3.24.2.	Interface information	104

3.25.	IPR INFRINGEMENT INDEMNITY		104

	3.25.1.	Supplier Indemnity	104
	3.25.2.	Warranty	105
	3.25.3.	Remediation	105

3.26.	CONFIDENTIALITY		105

	3.26.1.	Permitted Disclosure	105
	3.26.2.	Permitted use	106
	3.26.3.	Security and control	106
	3.26.4.	Supplier assistance with proceedings	106
	3.26.5.	IBM GSA assistance with proceedings	106
	3.26.6.	Acknowledgment	107
	3.26.7.	Return of Confidential Information	107
	3.26.8.	Effect of termination	107
	3.26.9.	Public statements	107

3.27.	RETURNING MATERIAL, DATA AND INFORMATION		108

	3.27.1.	Supplier’s obligations	108
	3.27.2.	IBM GSA’s obligations	108

3.28.	COMPLIANCE WITH LAWS		108

	3.28.1.	Compliance	108
	3.28.2.	Privacy specific requirements	109
	3.28.3.	Notification of Breach	109

3.29.	TERMINATION		109

	3.29.1.	Termination by IBM GSA or WBC for cause	109
	3.29.2.	Termination for Change of control	109
	3.29.3.	Partial termination	110
	3.29.4.	Termination by IBM GSA for convenience	111
	3.29.5.	Termination of Prime Contract	111
	3.29.6.	Termination Fee	111
	3.29.7.	Sole remedy	111
	3.29.8.	Offer to IBM GSA or WBC	111
	3.29.9.	Mitigation	112
	3.29.10.	Novation	112

Statement of Work #4900A10902	Page 7 of 143
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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.30.	WARRANTIES		112

	3.30.1.	Warranties	112
	3.30.2.	IBM GSA representations and warranties	113

3.31.	GENERAL INDEMNITIES		113

	3.31.1.	Indemnity by Supplier	113
	3.31.2.	Handling third party claims	114
	3.31.3.	Enforcement of indemnities	115

3.32.	PERSONAL INJURY, PROPERTY DAMAGE INDEMNITY		115

	3.32.1.	The Supplier indemnifies IBM GSA	115
	3.32.2.	IBM GSA indemnifies the Supplier	115

3.33.	RISK MANAGEMENT		116

	3.33.1.	Insurance Coverage	116
	3.33.2.	Terms of Insurance	116

3.34.	LIABILITY		117

	3.34.1.	Limitation of liability	117
	3.34.2.	Interpretation of caps	117
	3.34.3.	Exceptions and Exclusions	118
	3.34.4.	Exclusion or limitation of implied conditions and warranties	118
	3.34.5.	IBM GSA indemnity	118
	3.34.6.	Supplier Group indemnities	119

3.35.	VIRUS AND HARMFUL CODE PROTECTION		119

	3.35.1.	Supplier responsibility	119
	3.35.2.	Procedure if Harmful Code is found	120

3.36.	DATA		120

	3.36.1.	Ownership and use of WBC Group Data	120
	3.36.2.	Safeguarding data	121
	3.36.3.	Access requirements	121
	3.36.4.	Obligations	121
	3.36.5.	Interim policy	121
	3.36.6.	Data recovery and back-up	121

Statement of Work #4900A10902	Page 8 of 143
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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.37.	GENERAL		122

	3.37.1.	Assignment by the Supplier	122
	3.37.2.	Assignment by IBM GSA	122
	3.37.3.	Governing law	122

3.38.	DISPUTE RESOLUTION		122

	3.38.1.	Notice	122
	3.38.2.	Escalation	122
	3.38.3.	Expert determination or mediation	123
	3.38.4.	Expert determination criteria	123
	3.38.5.	Selection of expert or mediator	123
	3.38.6.	Procedure	123
	3.38.7.	Release if other party breaches	123
	3.38.8.	Obligations continue	124
	3.38.9.	Costs	124
	3.38.10.	Court proceedings	124

3.39.	NO LIABILITY FOR OTHER’S FAULT		124

3.40.	DISENGAGEMENT		124

	3.40.1.	Planning	124
	3.40.2.	IMPLEMENTATION OF PLAN	126

3.41.	DEFINITIONS		128

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4 January 2001

4.	Purchase Order Terms & Conditions		138
4.1.	Payment Terms		138
4.2.	Additional/Amended Clause to Standard Purchase Order Terms and Conditions		138
	4.2.1	GST	138
5.	Term		139
5.1.	Notice of end of term for SOW		139
5.2.	Interim Extensions		139
5.3.	Terms and Conditions of Extensions		139
5.4.	SOW Restructure		139
6.	Confidential Information		141
7.	IBM GSA Travel Policy		142
8.	Signatures		143

Statement of Work #4900A10902	Page 10 of 143
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4 January 2001

Attachment A	Transition Plan	33 Pages
Attachment B	WBC Governance Models and Policies	46 Pages
Attachment C	Service Levels	80 Pages
Attachment D	Pricing	6 Pages
Attachment E	IBM GSA /WBC Accommodation	4 Pages
Attachment F	Key Personnel	2 Pages
Attachment G	Benchmarking Pool	2 Pages
Attachment H	Compliance Procedures	60 Pages
Attachment I	IBM GSA Travel Policy	7 Pages
Attachment J	Disengagement Plan	1 Pages
Attachment K	IBM Glossary of Terms	13 Pages
Attachment L	The Supplier Responsibilities and Tasks - Telecommunications	13 Pages

Statement of Work #4900A10902	Page 11 of 143
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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

1.	Project Overview

1.1.	Project Summary

This Statement of Work (“SOW”) #4900A10902 adopts and incorporates by reference the terms and conditions of Customer Solutions Agreement #4900A10901 (“Agreement”) between IBM Global Services Australia Limited (ACN 001 538 736) and Datec (Fiji) Limited. This SOW outlines the Services to be delivered to the Westpac Banking Corporation (WBC) and is specifically for Datec (Fiji) Limited, for Fiji and Other Pacific Islands scope excluding Papua New Guinea, but does incorporate the full scope for the whole Pacific Region and thus encompasses the scope for Datec (PNG) Limited covered by separate SOW #4900A10903 under its own Customer Solutions Agreement #4900A10900. Certain aspects of both this SOW and the Datec (PNG) SOW need to be read in conjunction and where this is the case, the clause will be so annotated. Reference to the Pacific Region will necessarily mean both Datec (PNG) Limited and Datec (Fiji) Limited scope, either collectively or singularly dependent on its use, in the actual context of this SOW.

Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Agreement and any applicable Work Authorisations (“WAs”). This SOW is not a WA.

1.2.	Subcontractor’s Role in the Project

The parties agree that this Statement of Work is a subcontract to the Prime Contract that IBM GSA has with WBC and has been prepared on a “back-to-back” basis with that Prime Contract. The Supplier and its subcontractors (as applicable) are, in performing Supplier’s responsibilities under this Statement Of Work, together with IBM GSA and IBM GSA’s other subcontractors, fulfilling IBM GSA’s obligations to WBC under the Prime Contract. The parties further agree that the obligations of the Supplier to IBM GSA as defined herein, are primarily made for the benefit of WBC and both parties will provide best commercial efforts for the benefit of one another to ensure that neither IBM GSA nor the Supplier are disadvantaged through this “back-to-back” subcontract arrangement.

(a) The parties will therefore provide full assistance to each other and agree to work proactively together to:

(i)	improve and enhance the Services for the benefit of WBC; and

(ii)	perform their respective obligations for the benefit of WBC.

The Supplier will ensure that suitably qualified personnel shall be available to meet regularly with their equivalent counterparts from IBM GSA (and WBC as required), to ensure the provision of Services by the Supplier is as smooth as possible. The Supplier will focus its efforts on the following areas of Service delivery (without limitation):

•	transition;

•	reporting;

•	approvals, consents and directions;

•	adherence to Procedures Manual;

•	ARCs and RRCs reporting;

•	remediation;

•	Customer satisfaction survey; and

•	Benchmarking.

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

The Parties agree that the structure of this Statement of Work is services focussed but will, in the first (2) years from the Commencement Date, be price-structured on the basis of the (21) personnel resources being transitioned over from WBC. It is further agreed that these (21) personnel resources will be sufficient, in the majority of cases, to perform the Services herein defined. Therefore, for the first (2) years of this SOW and notwithstanding productivity improvements and/or cost savings that may be introduced in that period, where such personnel resources are found or believed to be inadequate to perform the Services as such Services may be amended from time to time, the parties agree to negotiate in good faith, on a case by case basis, on any additional (or reduced) fees or additional (or reduced) personnel resources that the Supplier may be entitled to as a result of such amended Services. Accordingly, any transfer of the original personnel transitioned across from WBC during the first (2) years of the SOW, or the addition of any personnel to those original personnel, must be previously advised and agreed to by IBM GSA and the parties further agree to enter into good faith negotiations on the impact of such transfers or additions of in-scope personnel.

The above arrangement will only be in place for the first (2) years of the SOW as the parties agree to restructure the SOW from the third year on in accordance with clause 5.4 (SOW Restructure), into a true Services agreement with pricing based on Resource Units as outlined in clause 3.16.8 (Pricing Criteria). Therefore, in Years 3, 4 & 5 of the SOW and for any extensions subsequently made to the SOW, all scope change will be handled through ARCs and RRCs as elsewhere provided for within the SOW.

Notwithstanding the previous paragraph and the obligation of the Supplier to restructure the SOW in accordance with clause 5.4 (SOW Restructure), the Supplier further agrees to work proactively with IBM GSA and do all things commercially possible to introduce productivity improvements and/or cost savings throughout the full Term of (5) years. Such productivity improvements and/or cost savings are not restricted to the period following the SOW Restructure and will also be introduced within the first (24) months of the Term should such opportunities arise during that period. IBM GSA agrees to provide maximum commercial support to the Supplier to realise such productivity improvements and/or cost savings including, but not limited to, such activities as staff utilisation/redeployment/transfers, Services reviews, equipment utilisation, etc.

1.3.	Applicable Documents

The following documents are referenced in this Statement of Work:

Attachment A:	Transition Plan
Attachment B:	WBC Governance Models and Policies
Attachment C:	Service Levels
Attachment D:	Pricing
Attachment E:	IBM GSA/WBC Accomodation
Attachment F:	Key Personnel
Attachment G:	Benchmarking Tool
Attachment H:	WBC Compliance Procedures (Security and Privacy Issues)
Attachment I:	IBM GSA Travel Policy
Attachment J:	Disengagement Plan
Attachment K:	IBM Glossary of Terms
Attachment L :	The Supplier Responsibilities and Tasks - Telecommunications

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

1.4.	Project Assumptions

The following assumptions apply for the work to be undertaken in this Statement of Work:

•	Hardware maintenance services do not form part of this Statement of Work;

•	Support hours of coverage are as specified in Attachment C (Service Levels);

•	Tools (software and hardware) required to complete the tasks mentioned in this Statement of Work will be provided to the Supplier by IBM GSA as mutually agreed by IBM GSA and Supplier;

•

Work associated with tasks listed in this Statement of Work have been, in full or part, performed by WBC personnel located in Australia and New Zealand. It is IBM GSA’s intention to continue this practice and perform these tasks in Australia and New Zealand if the personnel, associated with this work, transfer from WBC to IBM GSA.

IBM GSA reserves the right to review the attached Scope of Work with a view to move tasks, currently performed in Australia and New Zealand, to the Pacific Region. IBM GSA would work with the Supplier to determine whether additional resources and tools are required by the Supplier to perform this work.

•

References are made within this Statement of Work to Prime Contract documents such as Procedures Manual, Strategic Plan, Procurement Process and Technology Plan as being applicable to the Services. As and when such WBC information from the Prime Contract is required by the Supplier for the Supplier to be able to perform the Services, IBM GSA will provide the applicable sections from those documents so that Supplier will be able to comply. The Supplier will not be provided with the entire documents nor be expected to comply with those documents in their entirety. To the extent that IBM GSA fails to provide, or delays the delivery of such information, the Supplier’s failure to perform against that information will be exempt to the extent that IBM GSA contributed to that failure.

(#) in this Statement of Work denotes tasks identified by the Supplier as partially being performed outside the Pacific Region.

(§) in this Statement of Work denotes tasks identified by the Supplier as fully being performed outside the Pacific Region.

(‡) in this Statement of Work denotes tasks identified by the Supplier as partially being performed by out of scope staff in the Pacific Region.

(%) in this Statement of Work denotes tasks identified by the Supplier as fully being performed by out of scope staff in the Pacific Region.

(#), (§), (‡) and (%) statements will be verified by IBM GSA after the Transition phase of the Service delivery. IBM GSA’s findings may result in amendments to this Statement of Work.

•	Merchant calls and customer calls are retained by WBC.

•	Supplier is not responsible for the cost of freight or courier charges incurred.

1.5.	Currency

Unless otherwise specified within this SOW or its Attachments, all dollar ($) values shown are in AUD$.

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4 January 2001

2.	The Supplier Deliverable Items

2.1.	The Supplier Responsibilities and Tasks – Distributed Computing

2.1.1.	General Statements

2.1.1.1.	The Supplier will provide all Services required to manage the hardware and software in the Distributed Computing environment in the Pacific Region, both in today’s environment and future environments.

2.1.1.2.	The Supplier will provide all support and auxiliary processes required to meet their obligations associated with the Services described in this Statement of Work.

2.1.1.3.	The Distributed Computing Services provided by the Supplier must

(a)	enable new business applications to be developed, deployed and modified to meet new business needs;

(b)	support the Distributed Computing needs of WBC business areas in their daily business activities and respond rapidly to new business requirements or business changes.

2.1.1.4.	The Distributed Computing environment includes, but is not limited to:

(a)	servers and infrastructure devices;

(b)	workstations and portable computing including but not limited to desktop computers, laptop computers, personal data assistant and other hand held devices;

(c)	3270, 5250 and VT type terminals, printers and associated control units;

(d)	peripheral devices including but not limited to: printers, fax/modem, scanner, card reader, smart card reader, CD read/write drives, CD jukeboxes, tape drives, wallboards, cameras, microphones, headphones, headsets, Dictaphones and multifunction devices, other general electric office equipment;

(e)	‘shrink-wrapped’ software whether customised or not;

(f)	(#) database access software and tools including but not limited to: ORACLE, SYBASE, Microsoft SQL, Informix and database front end applications where these are supported within the Base Case e.g. VB6.0 and Microsoft Access;

(g)	WBC developed software residing on devices within the Distributed Computing environment;

(h)	(#) electronic messaging;

(i)	(#) calendaring and scheduling;

(j)	(#) internet, intranet and extranet environments;

(k)	operating systems for the above components;

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(l)	connection to building cabling and/or Telecommunications equipment;

(m)	support for WBC Personnel or other authorised third parties that have access to WBC equipment and systems working at home and in the field;

(n)	portable power conditioning, power protection and uninterrupted power supply equipment connected to any devices within the Distributed Computing environment. Similar devices provided as part of the building infrastructure are excluded, however the Supplier will interface with Suppliers of this equipment for the diagnosis of problems and/or design and operational purposes;

(o)	security products including but not limited to, encryption cards, secure access cards, smart cards, encryption devices, iris scanners and finger printing;

(p)	(#) remote access Hardware and Software required for End Users to access WBC Distributed Computing devices either directly via dialup infrastructure provided by the Telecommunications Supplier or via the internet firewall connection to WBC;

(q)	automatic telling machine (ATM) and cash dispenser equipment (Australia and Pacific Regional Bank only);

(r)	eftpos equipment (Pacific Regional Bank only); and

(s)	selected workflow and imaging systems and peripherals.

2.1.1.5.	Distributed Computing Services include, but are not limited to:

(a)	operations management;

(b)	systems and technical support;

(c)	virus management;

(d)	internet/intranet/extranet;

(e)	software support;

(f)	management tools;

(g)	documentation;

(h)	software distribution;

(i)	electronic messaging and collaboration;

(j)	technology (equipment) refresh planning and implementation;

(k)	technology implementation;

(l)	storage management;

(m)	user training;

(n)	mobile computing support;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(o)	server and infrastructure currency and implementation;

(p)	performance management;

(q)	capacity management;

(r)	testing and laboratory environments;

(s)	managed third parties;

(t)	moves, adds and changes (MACS); and

(u)	BOE release management.

2.1.2.	Physical Boundaries And Demarcation Points

The physical boundary between Telecommunications environment and Distributed Computing environment shall be deemed to be the point of connection of the Distributed Computing device to the wall point or Telecommunications device where direct connection is made.

2.1.3.	Operations Management

2.1.3.1.	The Supplier will provide support and maintain the Distributed Computing environment in the Pacific Region

2.1.3.2.	The Supplier will:

(a)	interface with IBM GSA, Telecommunications and other personnel whether they are internal or external to the Supplier to meet the Suppliers obligations to deliver the Services described in this Statement of Work;

(b)	(§) operate testing environments that assist business areas to test standalone and integrated software and hardware components;

(c)	perform any activities required to support the installation and maintenance of data file transfer software, software configuration and operations where the involvement of the Supplier is necessary to successfully complete data file transfers;

(d)	manage server and End User device restoration as required to resolve End User problems;

(e)	monitor systems via automated tools where possible;

(f)	where possible, remotely diagnose and remotely fix reported problems;

(g)	perform scheduled and adhoc data and system backups archival and recovery on Distributed Computing devices as agreed with IBM GSA or as required to meet Service Level obligations;

(h)	perform planned upgrades on Distributed Computing devices;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(i)	conduct and attend change control and status meetings with frequency as agreed with IBM GSA;

(j)	monitor and respond to hardware failure response times that are not meeting Service Levels;

(k)	monitor, respond to, correct and maintain reported errors and other log files;

(l)	manage and coordinate system start-ups, shutdowns and reboots for file servers and other Distributed Computing equipment;

(m)	reboot systems, as required, for software installation, performance tuning and hardware and software maintenance within agreed change management guidelines and remotely where possible;

(n)	provide Level 2 and Level 3 support as defined in Cross Functional Services - Help Desk;

(o)	monitor system behaviour and performance, e.g. error, security, capacity, event logging and proactively correct any identified anomalies;

(p)	monitor print and batch queues and batch subsystems;

(q)	perform six monthly infrastructure ‘health check’ of all infrastructure devices to ensure that all devices are configured and operate as expected;

(r)	establish and maintain end user data backup, recovery and archival procedures and provide assistance to users to backup end user devices including but not limited to: desktop computers, laptop computers, personal data assistants and hand held devices;

(s)	schedule and perform preventative maintenance;

(t)	manage electronic media including but not limited to tapes, CD’s, disks, cartridges, solid state storage units excluding electronic media in End User devices that is designed to be removed by End Users (eg diskettes, CDs, tapes and the like);

(u)	order and manage Consumables needed by the Supplier in order for them to perform the Services described in this Statement of Work and such Consumables will be provided at no additional costs to IBM GSA unless otherwise agreed with IBM GSA;

(v)	monitor environmental parameters of Distributed Computing infrastructure environments, including lighting, electrical power, temperature, humidity, electromagnetic radiation and interference, recording and reporting as appropriate to identify potential or existent environmental factors that may be detrimental to the Distributed Computing environment or in violation of occupational and safety guidelines and report to WBC or other building management representatives as appropriate. The Supplier will also investigate and report on any environmental issues reported or suspected by End Users e.g. distorted screens as a result of electromagnetic radiation, End User device power fluctuations;

(w)	monitor uninterrupted power supply alerts and take corrective and preventative action to ensure the continuance of power to critical devices or orderly shutdown of infrastructure devices;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(x)	routinely test and carry out preventative maintenance on uninterrupted power supplies to confirm correct operation;

(y)	perform logging and reporting tasks associated with operations, including the recording and auditing of fault reports, warnings, alarms and the implementation and maintenance of call-out procedures for such warnings and alarms;

(z)	manage and oversee all activities involved in Hardware and Software installation including the liaison and coordination of Managed Third Parties and other WBC Personnel such as properties and premises personnel;

(aa)	(#) ensure the availability of systems so as to meet the Service Levels, including performing all performance and capacity planning functions necessary to meet the agreed obligations within this Statement of Work and the Service Levels defined in Attachment C;

(bb)	maintain currency of operational procedures necessary for the management of the Distributed Computing environment and in compliance with IBM GSA policies;

(cc)	maintain standards and procedures and plan for Distributed Computing equipment installations, and ensure the provision of adequate environments to house the equipment;

(dd)	provide documentation and other information on Distributed Computing equipment operating parameters including but not limited to power, heat loading and equipment maintenance clearances to building management personnel as necessary for the management of space and building facilities;

(ee)	liaise with Managed Third Parties, as required;

(ff)	create and customise start-up and operational command procedures for a multi-vendor environment;

(gg)	organise the operational environment, including implementation, maintenance and ,. management of backup, recovery, archival and data retention and restoration procedures and operation of magnetic media libraries;

(hh)	ensure that backup, recovery, archival and data retention and restoration procedures comply with statutory and legal requirements as advised by WBC or IBM GSA;

(ii)	create and manage batch and printer queues as necessary to meet end user requirements;

(jj)	provide support, in accordance with procedures documented in the Operations Manual;

(kk)	coordinate testing schedules and provide operational support to WBC applications and development personnel;

(ll)	attend meetings that may be required from time to time with IBM GSA and/or WBC Personnel to discuss various requirements including but not limited to Distributed Computing strategies, standards, MACS, architectural standards and policies, security matters, capacity and planning matters that may be required during the term the Services are provided; and

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(mm)	provide support to IBM GSA and/or WBC Personnel by in-scope staff to assist in project implementation.

2.1.4.	Systems And Technical Support

2.1.4.1.	The Supplier will:

(a)	be responsible for the installation support, management and control of the Distributed Computing Systems environment in the Pacific Region;

(b)	(#) be responsible for testing, certifying, configuring and deploying upgrades to any installed Software that appears on the Approved Software list to the latest version available from the Software vendor within six months of the release of a new version of Software unless otherwise agreed with WBC;

(c)	work with IBM GSA Personnel to communicate the effect and impact and compatibility of changes to the Hardware and Software on the approved list to ensure minimal business impact of such changes;

(d)	maintain a BOE environment for End User workstation and server environments including but not limited to equipment certification, operating system and device parameter compatibility, peripheral compatibility and approved Software integration and operability in accordance with BOE Release Management procedures;

(e)	advise IBM GSA of new technologies that may provide WBC business benefit or improvements in efficiency. IBM GSA will assess benefits and risks and work with WBC to include on the approved lists as appropriate;

(f)	ensure that Supplier staff and Managed Third Parties are trained and skilled on all current and new technologies included on the approved Hardware and Software lists;

(g)	work with IBM GSA and/or WBC Personnel to identify and resolve any incompatibility issues identified in testing;

(h)	provide technical assistance with regard to the Distributed Computing environment to WBC Personnel on new technology and applications developments;

(i)	notify Supplier personnel and Managed Third Parties of any impacts of new developments;

(j)	provide assistance in the identification of Beta test and production pilot sites to WBC Personnel and facilitate any environment changes necessary;

(k)	centrally monitor performance of server infrastructure components, where possible, to identify performance degradation, capacity and Hardware/Software problems and respond to identified performance tuning, problems and capacity needs;

(l)	(#) tune servers and infrastructure components to ensure optimum operating performance to meet server performance Service Levels in Attachment C;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(m)	ensure that the time setting on all servers, Distributed Computing infrastructure devices and End User devices are synchronised to a central time source, support multiple time zones and daylight savings;

(n)	provide assistance and support to WBC Personnel for database tuning;

(o)	provide in-depth (Level 2 and 3) technical support for operating systems, standard shrink-wrapped software (for Software problems or questions, defect and non-defect related). It includes problem tracking, problem source identification, problem impact (severity) determination, bypass and recovery support, problem resolution, management reporting and trend analysis and interfacing with other Suppliers on behalf of WBC;

(p)	provide support, in accordance with IBM GSA, manufacturers and vendors procedures;

(q)	install, set up and maintain configurations, to deliver the required Services;

(r)	install, configure and maintain internally developed tools and productivity aids and/or offer alternatives to these tools;

(s)	maintain Distributed Computing Software at levels instructed and supplied by IBM GSA. For the purposes of this Section, ‘n-1 Major Release Level’ means, with respect to any Distributed Computing Software comprised within the Distributed Computing environment, the version after the whole number release of Software that immediately precedes the most current whole number release on the Approved Software List;

(t)	maintain Distributed device Firmware at levels instructed and supplied by IBM GSA. For the purposes of this Section, ‘n-1 Major Release Level’ means, with respect to any Distributed Computing Firmware comprised within the Distributed Computing environment, the version after the whole number release of Firmware that immediately precedes the most current whole number release;

(u)	coordinate and recommend system upgrades to IBM GSA, and work with End Users in recommending proper hardware configurations and upgrades based on performance and capacity planning guidelines;

(v)	schedule and coordinate testing of server systems Software changes with End Users, including the testing of the interface to End User systems; and

(w)	maintain ‘dumb’ terminal and printer hardware and related control units and connectivity including but not limited to 3270 and 5250 devices.

2.1.5.	Virus Management

2.1.5.1.	The Supplier will:

(a)	test the latest virus management Software releases and data file updates and certify them ready for use, only if requested by IBM GSA;

(b)	configure the certified virus management Software according to IBM GSA / WBC virus management guidelines, package and distribute virus management Software to

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4 January 2001

applications development teams for inclusion in future platform releases and where the Supplier has responsibility for packaging e.g. BOE, include in next release;

(c)	configure the certified virus management Software according to IBM GSA / WBC virus management guidelines, and update all virus management software installations on Distributed Computing devices including but not limited to servers, End User devices, messaging servers at latest approved software and data file release levels according to Service Levels in Attachment C;

(d)	remove all discovered viruses within the Distributed Computing environment and where possible recover corrupted files;

(e)	investigate reported virus infections and work with IBM GSA to ensure that new viruses are detectable and removable in future releases of the virus management Software;

(f)	periodically test software on the servers for Disabling Code and remove any such Disabling Code. All new code will be tested for Disabling Code prior to installation. Should an End User discover harmful code on an End User device, the Supplier will assist the End User in removing the Disabling Code and recovering any data, files or programs that may have been lost or corrupted by such Disabling Code; and

(g)	report all viruses to the designated IBM GSA people.

2.1.6.	Internet/Intranet/Extranet Services

2.1.6.1.	The Supplier will provide in accordance with IBM GSA / WBC requirements Internet/Intranet/Extranet Services and follow-on product support including, but not limited to:

(a)	(#) internal and external web support including, but not limited to, server management and monitoring, network operating system support, support of standard web browser software.

2.1.7.	Software Support Services

2.1.7.1.	For a defect-related problem, depending on the Software, the Supplier will either, after consultation with IBM GSA:

(a)	issue defect correction information, a restriction or a bypass (provided the problem can be reproduced in that Software’s specified operating environment); or

(b)	for vendor Software, interface with the applicable vendor. This may involve working with that vendor to issue defect correction information, a restriction or a bypass.

2.1.7.2.	For Software not eligible for defect support, provide support on a commercially reasonable ‘best-effort’ basis as applicable to the region.

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.1.7.3.	The Supplier will, in consultation with IBM GSA, facilitate resolution of End User software problems including:

(a)	for warranted or supported Software, contacting the vendor for resolution assistance or, if available, to obtain the vendor’s ‘fix’;

(b)

implementing available Software fixes within the constraints of ‘n-1 release levels’ unless otherwise agreed with IBM GSA where n is the current approved release level. For the purposes of this Section, ‘n-1 Major Release Level’ means, with respect to any Distributed Computing Software comprised within the Distributed Computing environment, the version after the whole number release of that Software that immediately precedes the most current whole number release;

(c)	during resolution of a reported problem, provide periodic status updates; and

(d)	on a commercially reasonable best efforts basis assist End Users with non-standard software support, including problem determination and resolution.

2.1.8.	Management Tools

2.1.8.1.	The Supplier will:

(a)	install, configure and test the selected management tools used to support problem management (e.g. to generate automatic alerts for critical outages);

(b)	install, configure and test the selected management tools used to support performance and capacity management (e.g. defining alert thresholds and performing notification);

(c)	install, configure and test the selected management tools used for asset management as defined in Cross Functional Services Statement of Work; and

(d)	install, configure, customise and test the selected management tools required to support data and access security.

2.1.9.	Documentation Management

2.1.9.1.	The Supplier will, in a mutually agreed format:

(a)	provide documentation, configuration details or other data necessary for IBM GSA and/or WBC to perform their various business activities and functions;

(b)	provide such information that may be necessary to enable WBC to develop Strategy and Architecture policies and guidelines, undertake benchmarking of Services provided, perform applications development functions and audit the Services provided;

(c)	provide such information that may be necessary for the Supplier to meet the obligations in this Statement of Work and to meet the Service Level obligations; and

(d)	provide documentation, configuration, space and environmental details or other data necessary for WBC building management personnel to carry out their business activities in planning and operations of WBC premises; and

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(e)	(#) provide support for WBC’s documentation products and document management facilities including but not limited to PCDOCS and DOMINO.COM.

2.1.10.	Software Distribution

2.1.10.1.	The Supplier will:

(a)	upon request from IBM GSA, distribute software, software patches and data files to distributed computing equipment where remote installation is not possible and as necessary to meet WBC’s business requirements;

(b)	ensure that software or data distribution windows are managed to ensure that no software distribution impacts business operations and performance unless otherwise agreed with IBM GSA;

(c)	ensure that the software and data files installed by the Supplier are appropriately licensed;

(d)	ensure that all software and data files distributions are reconciled to ensure completion;

(e)	ensure that all software and data file distributions are virus free;

(f)	assist End Users in performing file conversion, where such conversion is supported by the software or release-to-release software changes. Such assistance will be provided via a Help Desk and may result in the dispatch of a support person to the End User location;

(g)	inform IBM GSA and take corrective action, as appropriate, for failed software distributions and problems resulting from software distribution;

(h)	take corrective action to overcome failed or problematic software or data distribution, the Supplier will fallback to previous (original) release of the affected software or data file/s;

(i)	de-install software, as directed by IBM GSA, and remove it and any associated documentation to an area designated by IBM GSA; and

(j)	(‡) provide verification of each completed software distribution, installation or de-installation, and update the asset management and software license management system(s).

2.1.11.	Electronic Messaging And Collaboration

2.1.11.1.	(#) The Supplier will install, support and maintain the WBC electronic messaging environment including but not limited to electronic mail, facsimile transmission and receipt, Wireless Access Protocol (WAP) devices, paging and short messaging Services (Note. The Supplier’s staff will resolve ‘common’ electronic messaging problems. Backup support Services is provided from Sydney (Australia) for more complicated problems).

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4 January 2001

2.1.11.2.	The Supplier will:

(a)	perform backup and recovery activities for the electronic messaging environment;

(b)	(#) monitor and perform maintenance on the end-to-end electronic messaging environment to ensure end to end mail flow between users;

(c)	manage interfaces between electronic mail systems where multiple electronic mail system interfaces exist;

(d)	(#) provide message recovery for lost or corrupted electronic message files;

(e)	(#) maintain appropriate electronic mail server and End User messaging file sizes and capacities to meet WBC needs; and

(f)	(#) provide support for future electronic messaging requirements.

2.1.11.3.	Content exchange

The Supplier will:

(a)	(#) provide/maintain and support file compression techniques and tools for end users for document interchange between end users to reduce message sizes and transmission times;

(b)	(#) maintain and support existing and future encryption and message security capabilities for messaging and collaboration;

(c)	(#) on request from IBM GSA or periodically at intervals as agreed, scan messaging files for illegal, unauthorised or disallowed content and report to IBM GSA according to messaging and compliance standards that may exist from time to time;

(d)	(#) ensure the integrity of messages delivered to the recipient and that no message tampering has taken place;

(e)	(#) ensure the confidentiality of messages which should not be viewed or passed to a third party by the Suppliers staff unless directed to do so by IBM GSA; and

(f)	(#) provide bureau services for the conversion of non standard file formats received.

2.1.11.4.	User Directory Services

The Supplier will:

(a)	(#) support and maintain the electronic messaging directory.

2.1.11.5.	Calendaring, Scheduling and Message Broadcast

The Supplier will:

(a)	(#) provide support for WBC’s calendaring and scheduling products;

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4 January 2001

(b)	(#) provide support for time zone changes associated with geographical differences and daylight saving;

(c)	(#) maintain electronic group distribution directory lists and other resource lists including but not limited to conference rooms and conference room equipment; and

(d)	(#) provide, support, enhance and maintain the applications used to provide the broadcast messaging service. This support includes, but is not limited to:

(i)	scheduling broadcast messages;

(ii)	supporting ad-hoc broadcast messages; and

(iii)	supporting, maintaining and enhancing the broadcast messaging client environment.

2.1.12.	Workflow And Imaging Systems Support

2.1.12.1.	The Supplier will provide support for Hardware and Software involved in imaging and workflow applications operating within the Distributed Computing environment including but not limited to scanning devices, specialist Software packages and data storage devices.

2.1.13.	Technology (Equipment) Refresh Planning And Implementation

2.1.13.1.  The Supplier will:

(a)	implement technology refresh in accordance with WBC refresh strategies for the replacement of the Distributed Computing environment. Different refresh rates may be applied depending on business use of Equipment as specified in the Technology Plan. WBC anticipates the Distributed Computing refresh rate will be every three years;

(b)	analyse expected life of equipment compared to equipment refresh rates and advise IBM GSA accordingly;

(c)	perform all tasks associated with equipment refresh, in addition to planning and support of any activities associated with infrastructure servers; and

(d)	maintain and refresh the Distributed Computing technology of the Supplier’s employees, contractors and agents supporting the Services in this Statement of Work, and residing at WBC sites, on the same schedule as is followed for WBC staff.

2.1.13.2.  Pre-Delivery Preparation

(a)	This service provides for the receipt, unpacking, assembly, configuration, and testing of hardware and software prior to shipment to the designated location.

(b)	Upon receipt of hardware and software at the pre-delivery preparation site, the Supplier will:

(i)	check for any visible physical damage;

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4 January 2001

(ii)	perform an initial inventory (box count) of the hardware and software, reconcile the box count with accompanying shipping documentation and resolve any shipment discrepancies or damage incurred during transportation;

(iii)	unpack individual components, build and configure the hardware and software to approved specifications;

(iv)	run diagnostics on all configuration components;

(v)	load and configure the BOE software and specified approved business application software to meet WBC’s business requirements;

(vi)	perform configuration testing, including operating system function testing;

(vii)	perform Hardware Burn-In to industry best practice; and

(viii)	repackage the fully assembled and tested configuration, including configuration documentation and any operations manuals provided by the vendor, or other applicable documentation, and ship to the designated location.

2.1.13.3.	Installation and deployment

This service provides for installation/roll-out services. This includes:

(a)	installing hardware and software at the designated locations;

(b)	creating appropriate user environments on End User devices, including the transfer of applications and data;

(c)	creating appropriate user security access rights and privileges to enable them to function as required;

(d)	verifying connectivity to Distributed Computing resources to the satisfaction of the End User;

(e)	performing functional tests;

(f)	providing user familiarisation; and

(g)	discontinuing, removing, reconfiguring and/or disposing of old equipment in a secure manner. Any data loaded on any hard disks must be erased according to WBC approved disk erasure processes prior to disposal or redeployment.

2.1.14.	Storage Management

2.1.14.1.	The Supplier will provide media management services including but not limited to tape, CD and disk, solid state devices but excluding electronic media in End User devices that is designed to be removed by End Users (eg diskettes, CDs, tapes and the like), across all equipment within Distributed Computing environment.

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.1.14.2.	The Supplier will:

(a)	identify and maintain the appropriate threshold levels, to reduce potential space constraints;

(b)	proactively manage disk space availability, space-related system failures and areas of potential problems so that End Users are not adversely impacted due to disk space issues;

(c)	create and maintain plans for incremental and full-volume backup and recovery of system and user directories; and

(d)	implement efficient disk resource utilisation procedures including End User procedures.

2.1.14.3.	The Supplier will manage files in a manner that will verify the availability and integrity of all data. As part of this management, the Supplier will:

(a)	verify that all files are current and available during requested access times;

(b)	conduct routine back-up and recovery procedures within scheduled back-up and recovery windows so as not to impact scheduled operations or business operations, and provide recommendations to IBM GSA regarding back-up and recovery considerations, such as improvements to levels of protection, efficiencies and cost reductions;

(c)	ensure that backup media is treated in an acceptable manner and as a minimum that normal industry disciplines are employed for the transport, storage, security, retention and archival cf media unless otherwise agreed with IBM GSA;

(d)	ensure that legal and statutory requirements for data archival and retention are met as advised by WBC or IBM GSA;

(e)	conduct routine monitoring and corrective action, according to procedures prepared by the IBM GSA;

(f)	verify that adequate file space is available for processing, within capacity thresholds;

(g)	assist and advise IBM GSA in utilising disk storage resources in an efficient and cost effective manner; and

(h)	identify and implement possible product and enhancement opportunities for improved performance, with IBM GSA’s approval.

2.1.15.	User Training

2.1.15.1.	The Supplier will:

(a)	(#) maintain a Single Point of Contact Help Desk to provide End Users with information on training options;

(b)	maintain a list of training opportunities available from recognised training organisations;

(c)	work with IBM GSA to identify training requirements for End Users;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(d)	provide training and/or instruction to End Users for any changes in the BOE or infrastructure which result in changes to day to day End User device or Software operations;

(e)	coordinate with IBM GSA to make available training for changes to Approved Hardware and Software Lists that will require retraining of WBC End Users; and

(f)	(#) coordinate training schedules and provide appropriate user familiarisation for WBC personnel for new Distributed Computing device installations, Technology Evolution and Technology Refresh activities as required by WBC.

2.1.16.	Mobile Computing Support Service

2.1.16.1.	The Supplier will ensure that the mobile computing needs of WBC staff are met. Included in this responsibility, the Supplier will:

(a)	(#) in conjunction with the Telecommunications Supplier develop and maintain remote access capabilities for mobile computing environments Support for device connectivity either directly via dialup infrastructure provided by the Telecommunications Supplier or via the internet firewall connection to WBC;

(b)	where necessary or where required to meet WBC security policies, provide support for hard disk data encryption or similar data security method;

(c)	coordinate the distribution of international travel kits and adapters requested and funded by WBC End Users or their departments;

(d)	maintain infrastructure and provide support for wireless and infrared communications between Distributed Computing devices and peripherals to enable streamlined mobility for printing and communications for mobile users;

(e)	work with Telecommunications providers to ensure that WBC remote access call costs are optimised and to ensure that remote access method design is tailored to suit business requirements;

(f)	arrange for remote access accounts and security devices to be made available on a needs basis to mobile computing users; and

(g)	develop with IBM GSA’s assistance, a mobile staff support package containing all relevant material to assist with Distributed Computing needs of travelling employees.

2.1.17.	Server And Infrastructure Currency And Implementation

2.1.17.1.	Distributed Computing Environment Infrastructure Currency

The Supplier will:

(a)	maintain all Distributed Computing Software at not less than ‘n-1 Major Release Level’ unless otherwise agreed with WBC. For the purposes of this Section, ‘n-1 Major Release Level’ means, with respect to any Distributed Computing Software comprised within the Distributed Computing environment, the version after the whole number

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4 January 2001

release of that Software that immediately precedes the most current whole number release;

(b)	(§) thoroughly test new release(s) of software version or upgrade from the manufacturer according to the agreed interoperability and other acceptance testing criteria developed by the Supplier;

(c)	assess, analyse and implement, with approval from IBM GSA, new Distributed Computing solutions as they are brought to the market;

(d)	support multiple releases of Distributed Computing Software; and

(e)	support the Equipment Software if IBM GSA notifies the Supplier that less current Software releases are required or are acceptable to the ‘n-1 Major Release Level’.

2.1.17.2.	Implementation - Equipment Staging and configuration

(a)	The Supplier will manage the performance and quality control processes associated with the following functions:

(i)	integrity of inventory and item configuration information for Equipment comprising the WBC Distributed Computing environment;

(ii)	timely input of Equipment, Software and configuration details into IBM GSA systems to provide accurate operations, billing and order/inventory management. The Supplier will accurately capture the Equipment tracking information and record such information in the asset management system;

(iii)	appropriate Equipment Software, test, and Burn-In the Equipment as appropriate prior to shipment to the installation site;

(iv)	logistic services associated with the movement of the Equipment from vendor, to staging facilities, to installation site. This includes accurate provisioning of all Equipment (including accessories such as cabling). This also includes all shipping documentation;

(v)	logistics services associated with accurate marking and tagging of cabling and other field assembled items. Inclusion of paper based copies of installation guide and all other documentation required for a field installation of Equipment and Equipment Software shall be included with the Equipment shipped to the installation site;

(vi)	technical and provisioning issues associated with the Staging and installation of Equipment; and

(b)	the Supplier will be responsible for Equipment Staging activities. They include but are not limited to:

(i)	receipt of Equipment and Software;

(ii)	inventory of Equipment and Software;

(iii)	unpack Equipment and Software;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(iv)	install additional components;

(v)	verify and record serial numbers;

(vi)	tag all Equipment in accordance with the Supplier procedures;

(vii)	electronically capture such information promptly;

(viii)	all ordered Equipment will be shipped to the Supplier staging and configuration centre for hardware assembly, software loading, configuration, loading and testing;

(ix)	load and test Equipment and Equipment Software and test interoperability before shipment to WBC locations;

(x)	load and configure Equipment hardware and Equipment Software per documented requirements and site specific, logical configurations provided by the Supplier;

(xi)	test Equipment hardware and Equipment Software according to specifications and testing instructions provided by the Equipment vendor;

(xii)	perform Distributed Computing environment simulation and sociability testing to confirm correct Equipment operation;

(xiii)	verify proper operation of all Equipment hardware and Equipment Software components;

(xiv)	power down all Equipment;

(xv)	disconnect test connections;

(xvi)	re-pack all Equipment to be shipped to installation site

(xvii)	label boxes for shipment;

(xviii)	prepare shipping documents to include signature upon receipt;

(xix)	ship Equipment to proper site;

(xx)	complete one set of working papers for each installation site and provide one copy to IBM GSA;

(xxi)	coordinate the delivery of the Equipment with WBC to the installation site. The Supplier will notify WBC when the Equipment has been shipped from the Staging centre to the installation site;

(xxii)	(#) provide the parameters required to complete the configuration of the Equipment and Equipment Software. The configuration files will be provided to the Supplier’ installation service provider in electronic format by the Supplier;

(xxiii)	WBC will provide shipping addresses for each installation site along with the WBC Site contact names, etc, prior to Service Commencement Date;

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(xxiv)	provide installation site-specific schematics for Equipment hardware and Equipment Software configurations and environment layout from the completed Site Survey;

(xxv)	provide documented requirements to load and configure Equipment hardware and Equipment Software and site specific, logical configurations; and

(xxvi)	provide Equipment hardware and Equipment Software testing specifics and instructions.

2.1.17.3.	Implementation - Delivery, Installation and Acceptance testing

All Equipment and Services provided by the Supplier will be subject to acceptance testing. The Supplier will deliver, install and test the Equipment and Services pursuant to the timeframes agreed with WBC. The Supplier will perform all work in the least amount of time required to accomplish the task.

2.1.17.4.	Delivery

(a)	The Supplier will deliver all Equipment and Services to the installation site on the Scheduled Delivery Date specified on the applicable Milestone schedule. WBC may cancel delivery of any Equipment by written notice to the Supplier.

(b)	WBC may delay delivery of any Equipment or Service, or portion thereof, at no additional cost to WBC, by written notice to the Supplier. IBM GSA will use best commercial efforts to assist the Supplier to avoid or mitigate any additional costs that may be suffered by the Supplier through application of this clause.

2.1.17.5.	Installation

(a)	The Supplier will have the tools, test equipment and provide all materials necessary for proper installation of Equipment and Services, inclusive of electrical power and environmental resources and any other materials specifically agreed upon by the parties. The Supplier will ensure that all installation work is performed neatly at all times. The Supplier will remove all waste materials, packaging, rubbish and any displaced equipment resulting from the Services being performed and repair any damage caused during the installation activity.

(b)	The Suppliers installation responsibilities for Equipment and Services include but are not limited to:

(i)	inventorying all materials;

(ii)	unloading, uncrating, and installing the Equipment;

(iii)	coordinating with all third-party vendors who are supplying peripheral or ancillary equipment;

(iv)	installing all cabling and wire (including power cables), peripheral and ancillary frames, Equipment and Equipment Software as per the specification; and

(v)	connection to telecommunications services.

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(c)	The Supplier will provide trained installation technicians to perform all installation activities. All installation activities will be performed in accordance with the Equipment specification and Site Survey specification agreed with WBC. The Supplier will unpack, inventory, install and test all Equipment components. Any discrepancies will be investigated and resolved by the Supplier.

2.1.17.6.	Acceptance testing

(a)	All Equipment and Services provided to WBC shall be installed by the Supplier by the Scheduled Installation Date.

(b)	The Supplier will:

(i)	test the Equipment and Services for the purpose of demonstrating to WBC that said Equipment and Services are performing in accordance with the performance specifications and Equipment manufacturers specifications;

(ii)	ensure that all Equipment and Services provided to WBC will be subject to on-site acceptance testing according to the agreed acceptance test procedures and criteria. WBC may request additional procedures and criteria for acceptance testing of any Equipment and Services;

(iii)	conduct on-site acceptance testing following installation of the Equipment and Services by the Supplier to:

(iv)	confirm configuration, operation and all base infrastructure services are working;

(v)	confirm that all applications can be initiated and that all provided services operate correctly e.g. Printing;

(vi)	stress test the infrastructure to ensure that performance and capacity requirements are met; and

(vii)	provide support for user acceptance testing of all applications and facilities provided and obtain WBC signoff that the tests were successfully completed according to the on-site testing procedures and criteria,

2.1.18.	Performance Management

2.1.18.1.	The Supplier will:

(a)	monitor, measure, and report on the performance of the Distributed Computing environment;

(b)	enhance and continuously improve its performance of the Services;

(c)	(#) identify and implement product and enhancement opportunities for improved performance;

(d)	(§) perform database software integrity checks, performance monitoring and tuning;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(e)	monitor, measure, analyse and report actual systems performance;

(f)	(#) recommend changes to the Applications Software for WBC approval to improve system performance;

(g)	investigate and correct reported or observed system performance degradation or malfunctions and record for each the downtime, hardware or Software involved, nature of the problem, causes, nature of the fix and product provider. Such fixes will be completed within agreed service windows;

(h)	monitor and report on capacity inadequacies;

(i)	(#) perform performance tuning so as to minimise bottlenecks through tuning of Operating Systems and program products;

(j)	provide system performance reviews and consult with IBM GSA on new Software or application releases;

(k)	(#) provide feasibility assessments in support of WBC’s growing or changing business requirements;

(l)	provide performance support, data and in conjunction with other infrastructure providers jointly work to resolve performance issues cross boundaries e.g. Telecommunications network interfaces;

(m)	perform workload management so as to improve recovery times of system or component failures; and

(n)	provide usage information on system components to form the basis of chargeback.

2.1.19.	Capacity Management

2.1.19.1.	The Supplier will:

(a)	provide additional capacity as required to meet moves, adds and change requests;

(b)	provide capacity to meet project requirements as required in conjunction with WBC’s Property division(s) planned personnel accommodation changes;

(c)	monitor Distributed Computing Infrastructure capacity and plan and implement sufficient infrastructure capacity as provided by IBM GSA to meet WBC requirements and applicable Service Levels;

(d)	on an ongoing basis, manage the capacity of the environment to meet its obligations under the Service Levels and respond to WBC’s operational requirements as they evolve over time;

(e)	monitor and report on Equipment capacity utilisation as it relates to established capacity thresholds, on a continuing basis and upon request by IBM GSA;

(f)	monitor and measure the physical capacity and performance of the environment and report to WBC when requested;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(g)	upgrade, remove, or add capacity to the environment as necessary to meet WBC’s requirements; and

(h)	participate in joint capacity planning reviews with IBM GSA.

2.1.20.	Testing And Laboratory Environments

2.1.20.1.	(§) The Supplier will establish and maintain testing and laboratory environments at selected locations to meet WBC testing and development needs. The environments must be capable of simulating the WBC production environment, new development environment or allow new technology certification and testing. The test environments will facilitate:

(a)	business acceptance, simulation and interoperability testing in accordance with WBC procedures for new developments;

(b)	interoperability of new software developments with BOE on End User workstations servers and Telecommunication environments;

(c)	compatibility testing with current hardware and software and business applications;

(d)	certification and testing of new Hardware and Software against BOE and standard application environments;

(e)	problem reproduction identification, isolation, diagnosis and reporting and notification to IBM GSA;

(f)	load, performance, sociability, database and regression testing and user acceptance testing in accordance with WBC testing guidelines and policies;

(g)	maintain testing schedules and provide booking services to WBC and applications and development personnel for laboratory test facilities; and

(h)	work with IBM GSA Personnel to identify and resolve any incompatibility issues identified in testing.

2.1.21.	Managed Third Parties (“MTP”)

2.1.21.1.	The Supplier will:

(a)	manage Third Parties in the Pacific Region, including monitoring operational day-to-day performance, escalating non performance for resolution, and maintaining technical support relationships;

(b)	work with IBM GSA to manage new and existing contractual relationships between WBC and MTP as needed to provide the Services;

(c)	oversee MTP delivery of Services and compliance with the Service Levels contained in the WBC agreement with the MTP;

(d)	notify WBC and the MTP of MTP failure(s) to perform in accordance with the provisions of its agreement according to agreed escalation procedures;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(e)	escalate MTP performance failures to MTP management as necessary to achieve timely resolution;

(f)	monitor and Manage the MTP’s efforts to remedy repeated failures;

(g)	communicate to IBM GSA the status of MTP’s efforts to remedy a failure; and

(h)	recommend to IBM GSA retention, replacement, modification, or termination of an MTP based on the performance or cost benefits to WBC as tracked by the Supplier.

2.1.22.	Moves, Adds And Changes (MACS)

2.1.22.1.	MAC Types

(a)	The Supplier will execute various MAC activities of the following types:

•

‘Logical MAC’s – an End User Request for a translations (adds, changes, deletes) to Distributed Computing devices or End User details that can be performed remotely via central management tools according to the Service Levels defined in Attachment C. Such changes do not require any physical on-site intervention;

•

‘Physical MAC’s – an End User Request which may require the Supplier to dispatch one or more technicians to one or more sites to perform a move, add or change to Distributed Computing devices or End User details located at such sites according to the Service Levels defined in Attachment C.

2.1.22.2.	General

(a)	This service provides for the scheduling and performance of move, add, and change activities for hardware, software including the discontinuance and replacement of older equipment. All Services provided will comply with the requirements of WBC’s published architecture and approved standards.

(b)	MACs will be implemented in such as way as to minimise the impact to business operations and/or within agreed outage windows with IBM GSA.

(c)	The Supplier must have all necessary tools, procure any Equipment, Hardware, Software and make such infrastructure configuration changes necessary to complete MACS to WBC requirements.

(d)	Once on-site, the Supplier will work to complete the MAC if at all possible regardless of the Hours Of Coverage unless otherwise agreed with the WBC Personnel requesting the MAC.

(e)	MAC activity may be required as a result of the relocation of entire office or premises.

(f)	where appropriate volume MACS (e.g. greater than 5 or as otherwise agreed with WBC) will be notified through the Change Management process.

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(g)	The Supplier will:

(i)	provide a single-point-of-contact, via the centralised Help Desk and via electronic lodgement system for all MAC requests;

(ii)	log and track all MAC activity from receipt of request through to completion;

(iii)	schedule and coordinate MAC activity with End Users;

(iv)	implement a process for managing MAC activity, to be specified in the Procedures Manual;

(v)	procure all necessary Hardware and Software to complete the MAC request according to the Cross Functional Procurement Process;

(vi)	reload all software data and electronic messaging files from an existing End User device to the new End User device and purge existing data, to WBC standards from a de-installed device;

(vii)	following a MAC, perform appropriate, configuration testing, database updates, End User survey;

(viii)	ensure functionality delivered by the MAC is delivered to the satisfaction of the End User and obtain signoff of MAC completion from the WBC End User;

(ix)	remove all displaced hardware, software, and equipment excess packing materials and any other resulting debris and repair any damage caused during the MAC activity;

(x)	update the management and information systems following any MAC. This will include, but not be limited to, the Asset management system and internal directories;

(xi)	provide a monthly report summarising the MAC for the prior month;

(xii)	ensure that all MAC activity has documented and tested backout procedures, together with identified backout trigger points and that all backout activities can be performed within the agreed outage window;

(xiii)	keep the ‘MAC Requester” informed of progress, and completion, of the request;

(xiv)	log the request in the order entry system;

(xv)	schedule the execution of the MAC;

(xvi)	execute the MAC;

(xvii)	confirm correct implementation of the MAC with the designated WBC Personnel and the Cross Functional Services Help Desk Provider, as appropriate;

(xviii)	track the completion of MAC’s in the MAC tracking system, update relevant inventory and configuration information, on-site records or other documentation required by the MAC activity; and

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(h)	cooperate with WBC Personnel, building management, HMRO and other providers with regard to any activities required of them to complete MAC activities including but not limited to:

(i)	liaison with Change Management where necessary;

(ii)	printer definition and configuration;

(iii)	host application and data security access;

(iv)	file transfer configuration and setup;

(v)	capacity and performance planning and analysis;

(vi)	problem identification, escalation and resolution for MAC’s;

(vii)	arrange Telecommunications infrastructure, device port connections and configuration;

(viii)	pre-arrange SNA device parameter definitions and maintain sufficient advance capacity to meet Service Levels;

(ix)	(§) allocate addressing of devices;

(x)	arrange cabling as necessary;

(xi)	arrange power as necessary;

(xii)	order Telecommunications facilities;

(xiii)	(#) server addressing updates to directory services;

(xiv)	software distribution, backup and recovery;

(xv)	coordinate the delivery of Equipment and personnel with building management personnel and WBC End Users including but not limited to lifts, trolleys and storage space; and

(xvi)	arrange building access.

(i)	coordinate for automatic telling machines, special clearances and/or delivery arrangements with building/complex management personnel, police and local councils as necessary for delivery and installation of Equipment e.g. Road closures, pavement/mall access, special lifting devices; and

(j)	coordinate various onsite trades personnel involved with automatic telling machines to ensure WBC business requirements are met. Trades personnel include but are not limited to builders, carpenters, electricians, cablers, glassiers.

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.1.23. BOE	Release Management

2.1.23.1.	The Supplier will:

(a)	work closely with IBM GSA to identify and determine requirements for BOE changes;

(b)	plan and coordinate release development, testing and implementation;

(c)	maintain version control for new Hardware and Software releases into BOE cross reference compatibility lists; and

(d)	process new releases according to the documented procedures including but not limited to:

(i)	the development and management of release schedules and project release schedules in advance;

(ii)	obtain/define/create release enhancement list from WBC business and infrastructure requirements;

(iii)	obtain approval for release development and then initiate development activities;

(iv)	(#) coordinate as well as undertake integration testing;

(v)	document release information and update End User documentation if required;

(vi)	coordinate End User Acceptance testing (UAT);

(vii)	issue release information notes to business;

(viii)	identify pilot site and coordinate pilot implementation and sign-off;

(ix)	plan and coordinate implementation rollout to selected sites;

(x)	generate submissions and gain approval for development activities;

(xi)	(#) seek business and infrastructure requirements, negotiate development and release priorities and map the release roll out schedule. Establish and agree integration parameters with applications and infrastructure providers;

(xii)	generate and track overall release, development, testing and implementation planning. Manage UAT status and results. Ensure scheduling of all BOE release changes to minimise business impact;

(xiii)	develop and gain agreement to implementation plans;

(xiv)	implementation management and situation management;

(xv)	ensure that communication and training requirements are addressed;

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(xvi)	developing release documentation or assist WBC development teams to develop such documentation required for the ongoing support of the environment; and

(xvii)	coordinate all provisioning activities to install the new release at new and existing sites for both Software and Hardware releases.

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.2.	The Supplier Responsibilities and Tasks – Cross Functional

2.2.1.	General Statements

The Supplier will provide all Cross Functional services, both in today’s environment and future environments for IT Infrastructure areas.

2.2.2.	Help Desk Services

2.2.2.1.	The Supplier will:

(a)	provide a single-point-of-contact (SPOC) Help Desk(s). The Help Desk(s) will support language requirements and have access to, and maintain, sufficient information that will facilitate knowledge of the caller’s business and technology environment;

(b)	provide one primary Help Desk contact phone number and enable contact fax, e-mail and browser for all technology requests. This includes, but is not limited to, communication faults, Hardware and Software failures, procurement, MAC’S and general enquiries by users;

(c)	provide and publish a single menu driven primary Help Desk contact telephone number for end users to contact the Help Desk. The Contact telephone number will be toll free;

(d)	maintain and manage menu options and messages associated with this primary Help Desk contact number;

(e)	record, analyse and report on a regular basis, as and when required by WBC, on calls received by the Help Desk, including details of:

(i)	call volumes and duration;

(ii)	problem trends;

(iii)	call abandon rate and wait times;

(iv)	Level 1 resolution rate;

(v)	problem resolution time;

(f)	provide Level 1 support for any end user IT problem;

(g)	resolve problems at the first level, to decrease resolution times;

(h)	provide Help Desk support which includes:

(i)	recording all problem calls, inquiries and requests for service;

(ii)	gathering the end user information;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(iii)	obtaining resource status;

(iv)	accessing on-line information;

(v)	responding to end user requests with accurate and appropriate information;

(vi)	handling routine Hardware, Software, and usage problems;

(vii)	transferring calls to the appropriate support group, although coordination and ownership of the problem and escalation management remains with the Level 1 support;

(viii)	dispatching on-site support personnel;

(ix)	opening the problem record and providing the end users with a unique problem identifier (e.g. number);

(x)	informing the end user of the status;

(xi)	calling the end user for further information;

(xii)	closing the call, with the end user’s agreement and ensuring end user survey is completed;

(xiii)	regularly surveying end users on Help Desk capability and performance and publish the results to IBM GSA;

(xiv)	escalating delays in problem resolution;

(xv)	resolve problems on the same calendar day or within agreed Service Level. Once on-site, the Supplier will work to resolution if at all possible regardless of the hours of coverage unless otherwise agreed with the WBC personnel reporting the problem;

(i)	notify users of system unavailability (scheduled and non-scheduled);

(j)	report all viruses to the designated IBM GSA Group in a timely manner; and

(k)

assist the end user in removing viruses and ‘harmful code,’ and recovering any data, files or programs that may have been lost or corrupted by such ‘harmful code’ in the event that an end user discovers ‘harmful code’ on an end user device.

2.2.3.	Hardware, Software, and Equipment Support

2.2.3.1.	The Supplier will:

(a)	process warranty claims, as applicable;

(b)	coordinate and schedule maintenance activities with the end user support personnel and third parties;

(c)	ensure that maintenance personnel follow documented recovery procedures;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(d)	maintain accurate documentation on the current location and status of Hardware and Equipment under repair;

(e)	provide maintenance data to support replacement/refresh scheduling;

(f)	update the problem management and asset management systems with relevant maintenance information;

(g)	diagnose and resolve complex network, operational and Software problems;

(h)	provide trouble shooting and problem resolution for all managed Hardware, Software, and Equipment;

(i)	provide Software and Equipment support including trouble shooting for problem determination;

(j)	resolve problems with, long term fix or if problem cannot be resolved within an acceptable time frame, an alternative solution must be available in order to get the client working with the long term fix implemented at a later time;

(k)	identify and resolve user Hardware and Equipment problems including the management and execution of any Service Levels agreed in third party vendor maintenance agreements in place currently or in the future;

(l)	provide end user support and problem resolution for Software;

(m)	coordinate with other parties as necessary to resolve Hardware and Equipment problems;

(n)	order new Hardware and Equipment and schedule installation;

(o)	interface with Hardware and Equipment vendors for planning and problem resolution;

(p)	monitor Equipment leases and provide advice and recommendations to asset management and procurement functions.

2.2.4.	User Logon and Password Administration

2.2.4.1.	(% for Midrange) The Supplier will provide a central point for the generation of new user logons and passwords.

2.2.4.2.	The Supplier will reset passwords and perform logon ID administration in accordance with WBC’s security guidelines.

2.2.4.3.	User logon and password administration include:

(a)	suspending or deleting user logons for personnel on leaving WBC;

(b)	arranging and administering user logons for WBC personnel;

(c)	(#) arranging access and administering passwords for e-mail, Intranet, mainframe, midrange and other distributed systems; and

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(d)	(#) providing access and administering passwords for firewalls and internet requirements.

2.2.5.	Problem Management

2.2.5.1.	The Supplier will:

(a)	interface with and coordinate problem determination and resolution with IBM GSA’s and/or WBC’s appropriate support personnel and third party service providers;

(b)	monitor problem status to facilitate problem closure. The Supplier will:

(i)	track problems end-to-end through resolution and identify repetitive problems;

(ii)	provide feedback to users;

(iii)	perform problem source identification and severity impact level;

(iv)	invoke proper problem resolution resources;

(v)	dispatch on site service providers, where applicable;

(vi)	follow up for resolution status and document actions taken;

(vii)	escalate to next level of support;

(viii)	compile and maintain the problem resolution database;

(ix)	develop a second and third-level “contacts list” database including site access requirements for business and after hours site access;

(x)	perform problem analysis, trending and reporting;

(xi)	manage escalation or critical situation procedures;

(xii)	provide input to WBC on end user skill deficiencies;

(xiii)	communicate scope of responsibility of the Help Desk to end users;

(xiv)	confirm problem resolution with the end user prior to closure;

(xv)	staff Help Desk with knowledgeable staff, with appropriate qualifications, to ensure the resolution of level 1 problems at the Help Desk;

(xvi)	ensure an interface exists for the Suppliers operations staff to log, monitor and manage problems;

(c)	report failures and notify designated WBC contacts;

(d)	develop and adhere to procedures to support failure recovery capability;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(e)	perform problem management tasks including:

(i)	a real-time monitoring of the environment;

(ii)	temporary restoration of complete or partial service capability;

(iii)	problem identification;

(iv)	reporting;

(v)	logging;

(vi)	tracking;

(vii)	resolution;

(viii)	communication and coordination;

(ix)	notification and escalation 7 by 24;

(f)	assign ownership, and end user agreed severity and a reference number for each problem;

(g)	gather and enter problem information into a problem record, notify the appropriate personnel or vendor as to the required actions, and communicate problem status to affected personnel;

(h)	investigate severe and recurring problems to determine the root cause, expedite problem resolution and, using historical data, minimise the recurrence of duplicate or similar incidents;

(i)	identify means of circumventing problems (alternate resources, restart, bypass, impact, etc), and verify resolution;

(j)	use problem management information proactively to assist in the recognition and prevention, or resolution, of recurring problems;

(k)	track and maintain a record of events as they occur during problem resolution activities, and provide follow-up;

(l)	provide problem reports to IBM GSA on a periodic basis, including required information on problems, owner, location, SLA commitments achieved and status of any problems, including their impact on the required Service Level;

(m)	implement procedures to automatically detect errors and notify administrators when a system requires attention;

(n)	maintain and deploy the capability for proactively monitoring and managing the systems;

(o)	maintain and manage the problem management system and process, including providing documentation and training to all (first, second and third level) support staff;

(p)	provide technical assistance to WBC when dealing with vendor organisations providing services to WBC, where the Supplier has not assumed financial or administrative responsibility for such vendors. This assistance will include:

(i)	interacting with vendors to help resolve problems;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(ii)	managing resolution of problems involving multiple vendors;

(q)	provide Level 1 and 2 Help Desk assistance to WBC end users for printer problems including, but not limited to:

(i)	paper jams;

(ii)	toner and ribbon replacement;

(iii)	printer resets and reprint of reports management;

(r)	provide Level 2 and 3 support services (these services are included under the problem management category, as this type of support is required from all IS support groups);

(s)	Level 2 support responsibilities include:

(i)	accepting problems not completed and escalated by level 1 support personnel;

(ii)	documenting all actions in the problem record;

(iii)	calling the end user for further information;

(iv)	performing root cause analysis;

(v)	working with vendors to resolve problems;

(vi)	assisting in the use of end user Hardware and Software products;

(vii)	contacting other support groups and organisations;

(viii)	interfacing with other systems, data networks and operating system environment personnel;

(ix)	escalating delays in problem resolution;

(x)	focusing on making fixes available to the first-level support team, to decrease resolution times; and

(t)	Level 3 support responsibilities include:

(i)	accepting problems not completed by level 2 support personnel;

(ii)	documenting all actions in the problem record;

(iii)	performing root cause analysis;

(iv)	escalating delays in problem resolution;

(v)	all final repair actions required to resolve and close the problem; and

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(vi)	focusing on making fixes available to the lower level support team, to decrease resolution times.

2.2.6.	Home Office and Field Staff

2.2.6.1.	The Supplier will:

(a)	provide level 1, level 2 and level 3 support to assist mobile WBC personnel;

(b)	provide Level 2 and 3 Help Desk support for WBC’s home office users, WBC personnel and field staff;

(c)	provide a dispatch repair service for home workers and WBC personnel; and

(d)	provide home and vehicle installation services for approved Equipment, by coordinating with WBC service providers.

2.2.7.	Project Services

2.2.7.1.	The Supplier will execute Projects according to the procedures set out in the Prime Contract.

2.2.7.2.	Examples of work not considered Project work that is included in the Supplier’s Base Price are:

(a)	any evaluation and implementation work required to provide support on all production, development or test environments and event/situation management;

(b)	the normal add, changes, deletions relocation’s, cabling, technology refresh and Equipment discontinuance services;

(c)	all work associated with any requirement to refresh, expand or improve the Services as listed in this scope of work; and

(d)	participation in technology projects, by transitioned staff, when they would have done so previously

2.2.8.	Procurement

At the Commencement Date and for an indefinite time thereafter, the process defined within this clause 2.2.8 will not be in place and the Supplier will be required to follow an interim process. This interim process is still under review and will be forwarded to the Supplier as soon as it is available. In the meantime, any Procurement activities required will need to be directed back to IBM GSA for action unless otherwise agreed in writing between the parties.

2.2.8.1.	Ordering

This service provides for the sourcing, order preparation and order management required for the procurement of Hardware and Software services (including tools and processes to support these services).

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.2.8.2.	On-line Catalogue

The Supplier will:

(a)	use on-line purchasing catalogue(s), available to WBC, for ordering and order management of standard approved products. Changes will only be made to the catalogue with WBC approval; and

(b)	provide personnel with appropriate authorisation, for the ordering of products and supplies. The catalogues will assist WBC in defining the Hardware, Software, services and supplies to be included in a customised on-line catalogue for use by end users, in placing orders for such items.

2.2.8.3.	Order Placement and Coordination

The Supplier will:

(a)	act as the interface for the procurement of Hardware, Software and services;

(b)	receive orders and coordinate order placement and delivery with WBC, for approved orders;

(c)	reject orders that do not conform to product configuration standards, unless pre-approved by WBC;

(d)	provide order notification and estimated delivery dates to end users; and

(e)	prior to generating a vendor order, check orders against an asset inventory for available, used, refurbished or new inventory that could be used to fill the order, if applicable.

2.2.8.4.	Order Management

The Supplier will:

(a)	track all approved orders;

(b)	maintain backlog and back-order information;

(c)	perform required follow-up with the appropriate vendor regarding timely delivery of Hardware, Software and services;

(d)	work with vendors to assist in resolving issues regarding ordering of Hardware, Software, services and supplies; and

(e)	provide order status to the end user.

Statement of Work #4900A10902	Page 48 of 143
Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.2.8.5.	Receiving

This service covers managing the receipt of Hardware and Software at the delivery site, including physical receipt and order and shipping reconciliation. For all Hardware and Software receipts, the Supplier will:

(a)	manage the receipt of Hardware and Software at the delivery site;

(b)	perform order and shipment reconciliation, including matching receipts against actual orders to verify that the complete and correct order was received from the vendor;

(c)	perform follow-up with the vendor, as required, to attempt to resolve any discrepancies. Resolution includes ensuring missing items (or the corresponding credits) are received and notifying the appropriate business unit if a new order is required;

(d)	remove all packing materials and other associated trash;

(e)	if applicable, contact the vendor to clarify return procedures and gain authorisation;

(f)	be responsible for packing and preparation all returned Hardware and Software and supplies for shipping; and

(g)	update the asset management system(s) and provide the relevant information to IBM GSA, as needed for record keeping.

2.2.9.	Asset Management

2.2.9.1.	General

The Supplier will:

(a)	be responsible for maintaining an inventory of the Hardware, Software, and Equipment (known as Assets) owned by IBM GSA and by WBC;

(b)	track asset management information to enable the Services to be carried out including but not limited to usage details, Assets by device location, maintaining available configuration data, recording all required financial data and providing information to permit maintenance vendor coordination;

(c)	track Assets throughout their life cycle, from procurement through to disposal, including any changes performed during the life of the asset; and

(d)	provide a Service that also covers Hardware and Software warranty registration, Software license registration, Software license tracking, and providing an interface to the asset management and financial management systems.

(e)	provide technical information for preparation and implementation of budgets and cost benefit analyses; and

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(f)	perform asset management functions for the Equipment and Equipment Software in the network. Included in this responsibility, the Supplier will:

(i)	maintain and update warranty, maintenance, licensing and lease information concerning all Equipment Software and Equipment in the network in accordance with cross functional asset management processes;

(ii)	maintain fair market value information of Equipment and Equipment Software during the life of the contract or until the Equipment or Equipment Software is retired;

(iii)	track asset management information concerning Equipment and network Software for serial numbers, OS version, financial information including contract expiration, payment requirements, upgrades and currency obligations, and performance specifications requirements and act on such information where appropriate;

(iv)	provide IBM GSA and/or WBC access to all financial information if needed to calculate asset valuation, for the purpose of conducting benchmarking studies and, at termination; and

(v)	provide IBM GSA and/or WBC with electronic access to asset inventory information as necessary to assist in strategic planning when required.

2.2.9.2.	Warranty Administration

The Supplier will:

(a)	perform warranty registration, Software license registration and Software maintenance (if any), with the appropriate manufacturer for Assets:

(i)	procured through the Supplier, or

(ii)	procured through IBM GSA and/or WBC, provided IBM GSA and/or WBC notifies the Supplier of such a procurement;

(b)	monitor Hardware warranties and perform relevant preventative and repair maintenance terms, consistent with the manufacturer’s terms and conditions;

(c)	maintain data regarding registration and entitlement for Software upgrades, enhancements, refreshes and replacements on all refreshed or new end user devices;

2.2.10.	Security Services

2.2.10.1.	Introduction

The Supplier will provide security controls whose outcomes are consistent with the WBC security policy and objectives, current at the commencement date, and keep them consistent with WBC policy and objectives as updated from time to time. Security policy will remain the responsibility of WBC.

2.2.10.2.	Security Management

The Supplier will:

(a)	in conjunction with IBM GSA and/or WBC, review security policies and procedures for effectiveness, and recommend improvements;

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(b)	maintain and update the security section of the procedures manual;

(c)	communicate the effect and impact and compatibility of security changes to WBC Personnel;

(d)	(#) assess risks of security options and recommend appropriate solutions;

(e)	in conjunction with IBM GSA, assist with the completion of the relevant sections of GSD331; and

(f)	comply with the agreed values as documented in GSD331.

2.2.10.3.	Security Design

The Supplier will:

(a)	engage with WBC Business Units, WBC Systems Development Personnel and IBM GSA to understand and/or help define business security requirements; and

(b)	(#) complete detailed design & development including but not limited to security architecture, security operational processes and security review of application code.

2.2.10.4.	Security project management & applications development support

The Supplier will:

(a)	(#) provide project personnel to manage project requirements

(b)	(#) in conjunction with IBM GSA, be responsible for the end to end management of the delivery of WBC project security requirements to meet WBC business needs

(c)	(#) engage early in the project life cycle with WBC Business Units to understand and/or help define business security requirements

(d)	(#) in conjunction with IBM GSA, conduct all WBC project activities according to standard project management processes and when required to interface with WBC projects provide the necessary reports and documentation to meet WBC project management and software development requirements

(e)	(#) provide or procure, as appropriate, necessary Security Equipment and Software

(f)	(#) manage staging, installation and pre-service testing and coordinate acceptance testing of the Security Equipment & software

(g)	(#) build and implement security solutions

(h)	(#) conduct security acceptance and SOCiability Testing (SOCT)

(i)	(#) work with WBC Personnel to identify and resolve any incompatibility issues identified in testing

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.2.10.5.  Physical Security

The Supplier will:

(a)	provide physical security controls at the Supplier facilities;

(b)	restrict access to both the Supplier and WBC premises to authorised personnel only;

(c)	conduct periodic reviews of the access logs for all access control systems for unusual occurrences and perform follow-up activities;

(d)	protect LAN servers and infrastructure devices at the Supplier premises from unauthorised access;

(e)	implement controls which protect printed output from unauthorised access while under the Supplier’s control;

(f)	provide secure storage for portable storage media including, but not limited to, tapes and disk packs under the Supplier’s control; and

(g)	protect communications rooms, LAN servers and infrastructure devices at WBC premises from unauthorised access.

2.2.10.6.  Systems Access Control (Data Security)

(a)	WBC’s IT security policies are based on world’s best practice standards with which WBC is committed to comply, (i.e. meet or exceed). The primary standards include ISO 13569, ISO 13335 and AS 4444, (Refer to the security standards listing in the data exhibits). WBC believe that ISO 13569, ISO 13335 are superior to AS 4444. However, to the extent that any part of AS 4444 may be determined by WBC, at any time, to be superior to the above standards, WBC will require the Supplier to adhere to the more stringent requirements within AS 4444.

(b)	The Supplier will:

(i)	(#) provide security services that meet or exceed standards determined by WBC;

(ii)	(#) continuously monitor and review the changes and additions to standards;

(iii)	(#) immediately inform WBC of any non-compliance and commit to a course of action to immediately return to full compliance;

(iv)	(#) have a maximum of six months to achieve compliance with the new or enhanced standards. The Supplier, may from time to time, be requested by WBC to achieve compliance in less than six months where:

(A)	WBC is obligated comply within a shorter timeframe; and

(B)	imminent security breaches are possible if the necessary changes are not implemented;

(v)	(#) be responsible for the design/development and deployment of security infrastructure - e.g., firewalls, encryption hardware and software;

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(vi)	(#) perform lockdown/hardening of infrastructure platforms - e.g., NT, Unix, AS/400, VAX, Tandem and MVS, as well as all voice and data network components;

(vii)	install, maintain and upgrade new or existing data access control software;

(viii)	implement the functions and features of the access control software and operating system values which will satisfy WBC’s security practices;

(ix)	implement the protection requirements for operating system and server resources and objects via the access control software;

(x)	(#) implement the protection requirements for application resources via the access control software;

(xi)	(#) implement the protection requirements for end user data on servers via the access control software;

(xii)	control and be responsible for systems administrator User ID’s;

(xiii)	establish, change, deactivate and remove user profiles, logon ID’s and associated access authorities for the Supplier’s employees;

(xiv)	(#) establish, change, deactivate and remove user profiles, logon ID’s and associated access authorities for WBC employees, within the WBC security domain;

(xv)	perform user clean up activities for changes in employment status, name etc. This includes but is not limited to E-mail files, domain profiles, host logons etc;

(xvi)	reset appropriate passwords, upon receipt of WBC’s approval, and disclose passwords only to authorised personnel;

(xvii)	(#) periodically review user profiles and logon ID’s and remove those for which management authorisation no longer exists;

(xviii)	review, approve and grant requests for privileged user authorities in line with WBC policies;

(xix)	work with WBC and the security auditors appointed to WBC, jointly, to ensure that the Supplier security controls are being adhered to;

(xx)	periodically review privileged user authorities, and remove those which are no longer needed;

(xxi)	(#) support encryption products which are consistent with WBC standards (i.e., hardware and/or software);

(xxii)	maintain and support existing and future encryption capabilities for messaging and collaboration tools;

(xxiii)	(#) maintain and support existing and future authorisation, authentication and certification capabilities. Including but not limited to; digital certificates, smart

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

cards, integrated X.509 / directory services, personal identification processes (e.g. PIN, retina scan);

(xxiv)	install, support and maintain virus avoidance, detection and elimination software for servers and end user devices;

(xxv)	respond to virus attacks and initiate corrective action to eliminate detected viruses;

(xxvi)	ensure that any remote control of desktop devices does not permit anyone to masquerade as the end user;

(xxvii)	recommend the protection requirements for operating system resources and objects;

(xxviii)	(#) firewall support; and

(xxix)	(#) integrated X.509 / directory security.

2.2.10.7.	Network Security

The Supplier will:

(a)	(#) manage security for the network as necessary to satisfy WBC’s business and operational requirements. The Supplier will be responsive to WBC changes in its network security requirements as they may change over time and will, to the extent provided to the Supplier with reasonable advance written notice, follow all WBC information security policies, comply with government regulations, and use standards equivalent to WBC information technology standards. With respect to this responsibility, the Supplier will;

(b)	identify the Supplier subcontractors and personnel who are to be granted access to specific operations or WBC facilities related to the Services; on an ongoing basis;

(c)	follow a standard equivalent to the WBC security standard for the Network. If the Supplier security standards provide a greater degree of security, the Supplier will follow the Supplier standard for the network;

(d)	follow the WBC information security policy, applicable to the network;

(e)	follow all security procedures in effect at the installation sites where WBC is responsible for site security at the sites;

(f)	advise WBC in preparing, revising or amending WBC IT security policies related to the Supplier’s network responsibilities;

(g)	immediately document and report breaches of security to customer. Such breaches are to include all unauthorised attempts (whether successful or otherwise) to use or obtain WBC network resources and information. The Supplier will actively investigate all such reported incidents with WBC and produce an incident report that clearly defines the attempt, and the measures available to protect against such incidents in the future;

(h)	implement changes based on government regulations as advised by IBM GSA;

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(i)	implement a security management process which controls network access and protects the network against intentional or accidental abuse, unauthorised access, and communication loss;

(j)	comply with WBC physical security standards of which the Supplier receives reasonable advance written notice;

(k)	(#) administer ID’s, passwords, IP addresses, address ranges, domain name services, and addresses associated with access to the equipment, equipment software and the network management system;

(l)	provide written representations that the Supplier’s personnel (or personnel of Supplier subcontractors) with access to WBC data have been fully briefed and understand WBC security policies, practices and requirements;

(m)	provide physical and logical access to equipment and equipment software for investigations, and audits and compliance reviews; and

(n)	develop, and with WBC’s approval, implement changes to security measures as WBC information technology environment changes, in order to accommodate those measures.

2.2.11.	Business Continuity Planning (“BCP”) and Disaster Recovery Services (“DR”)

2.2.11.1.	The Supplier will:

(a)	be responsible for the recovery of data to the point of failure;

(b)	manage the recovery of applications to the point of failure;

(c)	(#) (re)synchronise all data across related applications during recovery;

(d)	return the bank’s operations to normal Service Levels within the timeframes agreed in the specific BCP and DR sections of the Service Level Agreement;

(e)	test that the disaster recovery capability meets business requirements. Such testing shall mirror as closely as possible actual recovery operations that would be enacted in a real event;

(f)	provide documented proof that the disaster recovery capability meets business requirements;

(g)	record all disaster recovery defects in WBC’s BCP/DR issues register and commit to resolution timeframes as agreed with WBC;

(h)	provide affirmation that BCP/DR capability has been maintained as per the Service Level Agreement;

(i)	immediately notify IBM GSA of any non-adherence to any standard;

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(j)	commit to a course of action (at the Supplier’s cost) to immediately return to full compliance in the event of non-adherence;

(k)	in the event of a disaster, implement existing plans. Where no plan exists, all endeavours must be made to assist WBC in recovering the systems and WBC’s data;

(l)	return processing to a nominated primary processing site as agreed with WBC as soon as possible after the incident has been resolved;

(m)	manage BCP/DR plans that protect vital records to meet or exceed WBC standards; and

(n)	manage the process of cross referencing business requirements to actual disaster recovery capability.

2.2.12.	Performance Tuning

(#) Supplier will provide end-to-end performance tuning services including database, network, application, operating system and infrastructure interoperability. Where necessary the Supplier will interact with WBC development personnel in conjunction with IBM GSA and other parties as necessary to ensure optimum end-to-end system performance.

2.2.13.	Data Interfaces

The Supplier will:

(a)	(§) document interfaces of 3rd party packages;

(b)	(§) provide interfaces on developed Software;

(c)	(§) provide temporary or transitional interfaces between systems; and

(d)	(#) provide data conversions as necessary.

2.2.14.	Applications Development Interface

The Supplier will:

(a)	(§) provide and maintain a system testing environment to the requirements of WBC Applications Development;

(b)	(§) provide information on how new testing environments will be provisioned;

(c)	(§) provide operational support for the testing environments including but not limited to operations, database management and capacity planning;

(d)	(§) provide support for operational interfaces (e.g. job scheduling, output management, capacity planning) to support WBC Application Development; and

(e)	(§) meet with WBC Applications Development and review forward development plan.

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.2.15.	Applications Documentation

The Supplier will ensure a seamless interface with WBC Applications Development through agreement and adherence to processes and procedures for change management, support, testing, systems availability.

2.2.16.	Training

2.2.16.1.	The Supplier will provide training for end user installations, procedure and policies.

2.2.16.2.	IBM GSA will provide “Train the Trainer” type education for tools that IBM GSA introduces to Supplier. The level of training provided will depend on the tool installed.

2.2.17.	Change Management

2.2.17.1.	Change management is both a communications process and a methodology that seeks to introduce change into any environment without adversely impacting service delivery and commitments.

2.2.17.2.	The Supplier will perform the change management functions listed below:

(a)	accept and enter authorised change requests into an information data base for the purpose of tracking changes to the environment in accordance with agreed WBC processes, procedures and methodologies;

(b)	for each change affecting the environment the Supplier will:

(i)	assess the necessity and impact of the proposed change on performance, connectivity and overall operation;

(ii)	in conjunction with IBM GSA, develop acceptance test criteria and test the change;

(iii)	work with IBM GSA to resolve any acceptance test issues;

(iv)	schedule and manage testing and implementation of the change, including communication to and coordination with other affected functions in accordance with the change management procedures;

(v)	with WBC’s assistance, verify the successful implementation of the change. Notify the change requestor and customers of the outcomes following the change implementation;

(vi)	WBC on a periodic basis, including information on the changes by type, requestor, service provider and commitments achieved;

(vii)	manage change freeze periods when necessary (on either one or several environments), in accordance with WBC policy;

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(viii)	ensure diligence is applied in deciding upon time of day and day of week for implementation of change so that provision of service is continued;

(ix)	ensure all potential and/or actual business impacts expected as a consequence of the implementation of change are communicated to and understood by the relevant business units;

(x)	ensure potential conflicts between changes are identified and resolved in advance of implementation; and

(xi)	ensure changes are bundled to ensure Services are not subject to more outages than are sensible or necessary.

2.2.17.3.	WBC has a process for managing the migration of projects from development to production.

The Supplier will:

(a)	manage and maintain the process;

(b)	ensure coordination of all change contributors, including WBC Applications Development;

(c)	ensure that all development systems are migrated into the production environment, with minimal customer impact and with any negative service impact on other systems clearly identified and agreed to with users before the migration occurs;

(d)	maintain one single documented view of all current planned migration activity; and

(e)	build and publish weekly change schedules and make them available to WBC.

2.2.18.	Quality Assurance Program

2.2.18.1.	The Supplier will:

(a)	ensure compliance with the quality assurance procedures;

(b)	maintain Hardware and Software quality consistent with industry practices;

(c)	maintain change control system;

(d)	install and monitor project planning tools and methods;

(e)	perform audits and respond to external audits as required;

(f)	document and implement process improvements;

(g)	assist in identifying best practices; and

(h)	In accordance with the Agreement, employ the following quality and customer satisfaction tools:

(i)	process management methodologies (e.g., total quality management) to enhance and continuously improve its performance of the Services;

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(ii)	with the cooperation and assistance of WBC, develop and implement customer satisfaction surveys to assess the delivery and management of the Services; and

(iii)	produce reports for review with WBC for the purpose of reducing events, reducing “no trouble found” calls, or improving customer satisfaction.

2.2.19.	Year 2000

All operations will comply to WBC Date and Time control standards including but not limited to year 2000 and daylight savings environments

2.2.20.	Operational Review and Support

2.2.20.1. The Supplier shall be responsible for interfacing with Applications Development and other units within WBC. This includes:

(a)	review and signoff of project concept review, detailed design documents and other project related documentation;

(b)	operational assistance with application design; and

(c)	provision of technical and management review and support to complex IT problems or design.

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Westpac Banking Corporation
Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

2.3.	The Supplier Responsibilities and Tasks – HMRO

2.3.1.	General Requirements

The Supplier will be required to perform the following:

(a)	services within this Statement Of Work for all midrange and associated equipment and software, which are located both in the sites designated.

(b)	assist IBM GSA with the asset management of the midrange servers and associated equipment in the Pacific Region;

(c)	assist IBM GSA in delivering technology refresh at regular intervals (approximately every 3 years per server). It is expected that the Supplier will provide services to backup the old server, recovery to the new server;

(d)	ensure all information technology functions performed are equal to “best of banking industry practices” and “best of e-Business industry practices”, as benchmarked independently at the discretion of WBC or IBM GSA; and

(e)	provide information and data as requested by IBM GSA to satisfy WBC internal or external audit and legislative requirements.

(f)	ensure that all client processing is successfully completed, meet Service Levels, utilise technology and processes appropriate to a computer operations environment.

2.3.2.	Operational requirements

The supplier will:

(a)	track, resolve and escalate operational related problems;

(b)	provide recommendations to IBM GSA on improvements to operational practices;

(c)	staff and support WBC operations 24 hours per day, seven days per week for all production, development, staging and test environments (including staffing provision for disaster recovery testing). It is expected that this would be provided by a combination of onsite and oncall support. If in the event there is an increase in the workload and permanent additional resources are required on site (e.g. extra shift) , as mutually agreed between the Supplier and IBM GSA, then this may incur an additional charge;

(d)	verify proper completion of batch cycles where automated monitoring is not available;

(e)	cooperate, provide assistance and all necessary information to systems programming, telecommunications, distributed computing, applications, business and hardware support personnel for the implementation of changes and resolution of problems;

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(f)	monitor consoles for messages requiring attention and respond appropriately, including implementing restoration activities under the direction of IBM GSA to ensure system availability. The aim is to have all monitoring performed in Sydney;

(g)	immediately review any service-impacting events to identify and address the root cause and identify any actions required;

(h)	perform system IPLs, reboots or similar, machine power-up/power-down and recovery procedures, as directed by IBM GSA;

(i)	follow, develop, and maintain console operations work procedures;

(j)	provide computer room operations support;

(k)	monitor and track operational problems and where appropriate escalate in accordance with agreed situation management processes;

(l)	maintain controlled library of vendor and internal manuals and other documentation in relation to the operation and support of all hardware, software, processes and procedures (hardcopy and softcopy/online as appropriate);

(m)	provide daily management reporting to IBM GSA describing and quantifying all production and testing impacts as required by IBM GSA;

(n)	document any manual batch requirement of operations;

(o)	report to IBM GSA any batch problems (abnormal program terminations and reruns) and system failures;

(p)	provide assistance for scheduled systems maintenance so as not to interfere with business needs;

(q)	process special request activities within the requested timeframes and in the defined sequence. Special requests may have an impact to meeting Service Levels and would be agreed prior with WBC and IBM GSA;

(r)	change production-processing schedules, with IBM GSA’s approval, in the event of an emergency or other agreed event;

(s)	assist operationally IBM GSA with production migration activities; and

(t)	identify to IBM GSA product and enhancement opportunities for improved performance.

2.3.2.1.	Output Services

The supplier will provide Output Services as described below (Output includes print, online output, optical, microfiche, envelope, file download operations and similar):

(a)	provide all print, online output, optical, microfiche, envelope, file download operations and similar at the WBC service locations;

(b)	print forms;

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(c)	deliver reports to end users’ locations (including desktops and file servers), according to WBC’s requirements. The costs associated with the physical delivery of the reports are borne by WBC;

(d)	order special forms. The cost of the forms are borne by WBC;

(e)	maintain an inventory of forms;

(f)	complete file downloads and transfers to LAN/PC and host environments on either a regular scheduled, or “as required” basis;

(g)	maintain a documented record of the file download and transfer schedule;

(h)	ensure that printouts are of a high quality acceptable to WBC;

(i)	ensure that printouts are delivered to end users and third parties according to WBC schedules;

(j)	ensure that output queues are effectively managed;

(k)	ensure creation and distribution of all microfiche and optical output according to WBC schedules;

(l)	ensure creation, currency and distribution of all online and future e-Business output;

(m)	ensure appropriate security over all output including secure destruction. Access to WBC document destruction facilities will be maintained eg industrial shredder;

(n)	track, resolve and escalate output related problems; and

(o)	provide assistance and output facilities to applications and business areas in order for them to test output from applications or products.

2.3.3. Tape Requirements

The Supplier will:

(a)	Provide tape operations and management of tape hardware, software, media and physical storage including:

(i)	library management;

(ii)	tape management;

(iii)	tape media inventory control; and

(iv)	maintenance of the tape librarian system in accordance with manufacturer’s specifications.

(b)	perform all tape mount requests and activities;

(c)	perform daily and other regular tape hardware maintenance;

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Pacific Rim Banking

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

(d)	initialise new tapes;

(e)	perform scheduled backups in accordance with the Procedures Manual;

(f)	provide off-site tape storage, retrieval and vaulting services. The Supplier will not be required to provide off-site storage facility. The Supplier will be responsible for the delivery and retrieval of media to the off-site storage facility.;

(g)	create and send tape backups to designated off-site storage facilities;

(h)	perform a quarterly inventory of the tape library;

(i)	provide emergency management services;

(j)	ensure physical, environmental and logical security over all media including secure destruction;

(k)	perform regular analysis, cleaning, testing, reporting and replacement of tape media;

(l)	provide seasonal tape output for ADM, business, and legislative requirements; and

(m)	track, resolve and escalate tape related problems.

2.3.4. Other requirements

The Supplier will:

(a)	assist with the recovery of any databases;

(b)	assist with the installation and decommissioning of servers and associated hardware and software;

(c)	assist with the facilitation of scheduled hardware maintenance;

(d)	ensure third party vendors meet all Service Levels agreed in third party vendor maintenance agreements in place currently or in the future;

(e)	ensure physical security at site is adequate and provide recommendations to improve physical security;

(f)	assist with the physical placement and movement of hardware, cables, connectors and installations;

(g)	maintain and distribute configuration diagrams and associated documentation;

(h)	assist with testing the recovery procedures required to re-establish, in the event of a failure, the functionality of systems included in the Services, in compliance with WBC’s requirements;

(i)	assist with the recovery of archive data;

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(j)	prepare, test and document backup and recovery procedures for both the Supplier and WBC;

(k)	assist with the archiving of data as appropriate for legislative, performance or efficiency reasons;

(l)	ensure secure destruction of expired data;

(m)	maintain the physical environment, and all equipment, in a safe and clean manner and in accordance with equipment vendors specifications;

(n)	maintain an inventory of all consumables, in order to ensure the availability of required consumables at all times;

(o)	manage physical site security in accordance with IBM GSA and WBC security policies;

(p)	implement recovery processes and procedures, as required to ensure timely recovery following any environmental failure;

(q)	track, resolve and escalate environment and housekeeping related problems;

(r)	ensure regular testing of environmental components (eg. fire alarms, generators, UPS, etc); and

(s)	keep all equipment in good operating condition in accordance with equipment specifications, and such other performance criteria as contained in the Services Agreement so as to be able to effectively perform to specification.

2.4.	The Supplier Responsibilities and Tasks — Telecommunications Papua New Guinea

As per Attachment L.

2.5.	Hardware

The Supplier will provide a PC to each of the Supplier’s permanently based staff assigned to the project. The Supplier will also provide a shared printer and scanner in each of the locations.

2.6.	Personnel

It is expected that Datec would offer employment to the staff in scope as listed in Attachment D.

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2.6.1.	Fiji Roles

•	Manager Network Services
•	Team Leader Computer Operations
•	Shift Leader (2 roles)
•	Computer Operator (1 role) – refer to PNG job descriptions
•	Team Leader PC & LAN Support
•	Technical Support Officer (2 roles)

2.6.2.	Replacement of Existing Resources

Replacement of existing resources is subject to prior written approval from the IBM GSA Project Delivery Executive and such approval will not be unreasonably withheld.

2.7.	Designated Locations

WBC’s Pacific operations are organised as follows:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

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***** CONFIDENTIAL TREATMENT REQUESTED

IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.	Flow Down Clauses

3.1.	Objectives

The Supplier must:

(a)	fulfil obligations that meet WBC’s objectives or enable WBC to do so; and

(b)	ensure that it meets WBC’s strategic, financial, operational, human resources, and value add expectations as advised by IBM GSA and amended from time to time.

3.2.	The Customer

3.2.1.	Extended Group

The Supplier will provide the Services to IBM GSA for the benefit of WBC and each member of WBC Group. WBC may include in WBC Group:

(a)	related entities;

(b)	entities in which WBC has a significant shareholding (over 5% of issued share capital);

(c)	entities that supply Services to WBC, but only in respect of those Services (eg, an applications outsourcer, back office supplier, credit card or cheque processor);

(d)	WBC customers, to enable them to make use of any of WBC’s Services; and

(e)	WBC business partners (including, for example, co-label and private label customers, interchange partners, agencies, in-store branches and businesses or clubs containing ATMs).

3.2.2.	Non WBC Group Entities

The Services will only be provided to IBM GSA for the benefit of non-WBC entities referred to in clause 3.2.1, to the extent necessary to enable those entities to perform their obligations to WBC (for example: an outsourcer) or to obtain the benefit of WBC’s Services (for example: a WBC customer).

3.3.	SERVICES

3.3.1.	Scope of Services

The Supplier must provide the following Services to IBM GSA for the benefit of WBC:

(a)	the Services, functions and responsibilities described within this Statement of Work

(b)	Technology Evolution (as set out in clause 3.8 (Technology Evolution));

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(c)	New Services (as set out in clause 3.3.2 (New Services)) which IBM GSA for and on behalf of WBC has approved under clause 1.3.1 (d) (New Services);

(d)	any other service, function, or responsibility that is not materially different from and in addition to any component of any of the categories of Services referred to in clauses 3.3.1 (a) and (b) above; and

(e)	any related Services, functions or responsibilities not specifically described in this Statement of Work which are required for the proper performance and provision of the Services referred to in clauses 3.3.1 (a) to (c) above.

3.3.2.	New Services

(a)	If:

(i)	a service does not come within the definition of Services; and

(ii)	WBC through IBM GSA, agrees that the Supplier will provide that service to IBM GSA for the benefit of WBC,

(iii)	then it is a New Service.

(b)	The Supplier must offer to provide New Services if required by IBM GSA or WBC through written advice from IBM GSA to do so, including by providing such details about how it would perform the New Services as are required by WBC.

(c)	Pricing of a New Service will be agreed and must be consistent with the then current mechanisms in the Statement of Work (eg resource usage based).

(d)	If the Supplier provides a New Service without obtaining IBM GSA’s prior written approval and agreement on a pricing mechanism, IBM GSA will not be obliged to pay the Supplier for that New Service.

(e)	If IBM GSA, including on behalf of WBC, approves a New Service, it will form part of the Services.

3.4.	FLEXIBILITY

3.4.1.	Right to change Service Volumes

During the Term, IBM GSA including for and on behalf of WBC may:

(a)	increase or decrease resource usage within the Services; and

(b)	add or remove parts of the Services.

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3.4.2.	Consequences

(a)	If IBM GSA, including acting for and on behalf of WBC, increases Service Volumes, IBM GSA will pay for those additional Services through ARCs, in accordance with clause 3.16 (Pricing).

(b)	If IBM GSA, including for and on behalf of WBC, reduces Service Volumes (including by removing Services from Scope), RRCs will be deducted from the Base Fees, in accordance with clause 3.16 (Pricing).

3.4.3.	No exclusivity

The Supplier agrees that its relationship with IBM GSA is not exclusive and as such, IBM GSA or WBC itself may perform any part of the Services or contract with any third party to perform any part of the Services.

3.4.4.	Cooperation

The Supplier must (at no cost to IBM GSA in addition to the Base Fees):

(a)	cooperate with third parties, IBM GSA and WBC including by providing access to design characteristics of Software and Equipment and related data to facilitate interoperability;

(b)	ensure that there is no degradation in the provision of the Services caused by the adjustments made by the Supplier transferring Services to a third party, IBM GSA or to WBC.

3.5.	PERFORMANCE STANDARDS

3.5.1.	General requirements

Throughout the term, the Supplier must:

(a)	meet or exceed the Service Levels identified in Attachment C (Service Levels);

(b)	if applicable, achieve Project Milestones for Projects;

(c)	not used;

(d)	comply with industry standards; and

(e)	deliver customer satisfaction (including by meeting or exceeding customer satisfaction survey requirements).

3.5.2.	Customer satisfaction survey

IBM GSA itself or for and on behalf of WBC, will conduct customer satisfaction surveys each quarter. The parties will agree on the format for each survey. If the Supplier does not receive an acceptable survey (as determined by either IBM GSA or WBC):

(a)	the Supplier must:

(i)	prepare an improvement plan to address the concerns raised by the customer satisfaction survey and submit it to IBM GSA for approval;

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(ii)	amend the plan as requested by IBM GSA or WBC;

(b)	once approved, the Supplier must implement the plan;

(c)	the parties will agree Financial Deliverable Credits in accordance with the process in Attachment C (Service Levels); and

(d)	IBM GSA will be entitled to apply Financial Deliverable Credits if the Supplier fails to implement the plan or if the plan is not successful in overcoming the concerns raised by the relevant customer satisfaction survey.

3.5.3.	Quality assurance tools/processes

The Supplier must maintain the WBC quality assurance procedures as will be provided by IBM. GSA, existing at the Commencement Date and implement tools and methodologies to implement further improvements throughout the Term.

3.5.4.	Measurement and monitoring tools

The Supplier must as part of the Base Fees:

(a)	from the Commencement Date, maintain and use the measurement and monitoring tools and procedures used by WBC as advised by IBM GSA;

(b)	implement new measurement and monitoring tools and procedures in accordance with the Transition Plan as may be agreed between the parties;

(c)	implement automated measurement, monitoring tools and procedures required by WBC as advised by IBM GSA, or by IBM GSA itself, to measure and report Supplier’s performance on a monthly basis;

(d)	perform all Service Level reporting, in a manner acceptable to IBM GSA including for and on behalf of WBC.

3.5.5.	Failure to implement tools

If the Supplier fails to implement tools and procedures in accordance with clause 3.5.4 to WBC’s reasonable satisfaction as advised by IBM GSA, or to IBM GSA’s reasonable satisfaction, the Supplier must deduct from the invoice for the sixth month of the term, a Financial Deliverable Credit for that failure as specified in Attachment C (Service Levels).

3.5.6.	Reporting

The Supplier must:

(a)	provide detailed supporting information for each report as specified by IBM GSA including for and on behalf of WBC;

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(b)	each month unless otherwise specified in Attachment C (Service Levels), measure each Critical Service Level and Key Measurement and report to IBM GSA (as part of the Supplier’s monthly performance reports) throughout the Term:

(i)	verifying the Supplier’s performance and compliance with the Critical Service Levels, Key Measurements and Critical Deliverables:

(ii)	describing any Service Level Defaults, any failure to meet Key Measurements, and notifying IBM GSA if it has become entitled to a Financial Performance Credit;

(c)	within 14 days after the end of each Contract Year, provide a report detailing:

(i)	each Critical Service Level for which there was a Service Level Default during that Contract Year;

(ii)	statistics on the Supplier’s average monthly performance by month during that Contract Year;

(iii)	the average of the Supplier’s average monthly performances in each Critical Service Level during that Contract Year (‘Yearly Performance Average’);

(iv)	the total amount of Financial Performance Credits imposed for Service Level Defaults detailed by month;

(v)	any earnbacks the Supplier is entitled to in accordance with clause 3.5.13 (Earnback);

(vi)	all Financial Performance Credits which have been accrued and which the Supplier is no longer entitled to an earnback because of a Service Level Default within the applicable period

(d)	provide all reports to IBM GSA in hard and soft-copy and meet with IBM GSA, if requested, to review that report.

3.5.7.	All data and supporting information confidential

The raw data and detailed supporting information and reports relating to Service Levels and performance will be WBC Data for the purposes of this Statement of Work. The Supplier may only use that material in the course of providing the Services and must provide such material to IBM GSA for the benefit of WBC immediately on request.

3.5.8.	Failure rectification process

On each occasion on which the Supplier fails to meet any Service Level or any Severity Level Error occurs, the Supplier must:

(a)	promptly investigate, perform a root cause analysis on the failure, identify the problem causing the failure and report to IBM GSA;

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(b)	correct the problem as soon as practicable (regardless of cause or fault), and in any case, within the applicable time period (if any) specified in Attachment C (Service Levels) and resume meeting the Service Levels;

(c)	advise IBM GSA of the status of the problem at steps determined by IBM GSA including in consultation with WBC;

(d)	certify to IBM GSA that all reasonable action has been taken to prevent any recurrence of such default or failure; and

(e)	participate in and contribute to IBM GSA’s and/or WBC’s situation management process, where required.

3.5.9. Accountability

In addition to its obligations under clause 3.5.8 (Failure rectification process), the Supplier must implement the detailed process dealing with failure rectification identified in Attachment B (Governance).

3.5.10.	New Service Levels

The parties may, from time to time, set new Service Levels in accordance with Attachment C (Service Levels). The Supplier must comply with all aspects of Attachment C.

3.5.11.	Service Level improvement mechanisms

The Supplier must improve each Service Level each Contract Year in accordance with Attachment C (Service Levels).

3.5.12.	Financial Performance Credits

(a)	If a Service Level Default occurs then, in addition to (and without limitation of) other remedies available to IBM GSA, the Supplier must deduct a Financial Performance Credit (calculated in accordance with Attachment C (Service Levels)) from the Base Fees and indicate the amount of the Financial Performance Credit on each invoice.

(b)	If more than one Service Level Default has occurred in a single month, subject to paragraph (d), the total of all Financial Performance Credits must be credited to IBM GSA.

(c)	Financial Performance Credits will be allocated and calculated in accordance with the procedure set out in Attachment C (Service Levels). IBM GSA may change the allocations and recalculate Financial Performance Credits in accordance with that procedure.

(d)	The total amount of Financial Performance Credits payable by the Supplier to IBM GSA in any one month will be the At Risk Amount specified in Attachment C (Service Levels).

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3.5.13. Earnback

(a)	If, during the twelve month period immediately following a Service Level Default (and including the month in which the Service Level Default occurred), the Supplier:

(i)	achieves, on average, a monthly result equal to or exceeding the Expected Service Level; and

(ii)	does not have a further Service Level Default within that period,

(iii)	then the Supplier is entitled to earn back the Financial Performance Credit for that Service Level Default.

(b)	The Supplier’s ability to earn back Financial Performance Credits is not a waiver by IBM GSA of any right it may have under this Statement of Work.

3.5.14.	Financial Deliverable Credits

Financial Deliverable Credits apply:

(a)	to Deliverables as specified in this Statement of Work and Attachment C (Service Levels);

(b)	to all Critical Deliverables;

(c)	to such other Deliverables (including milestones in projects) as may be specified by IBM GSA including for and on behalf of WBC from time to time;

in addition to Financial Performance Credits.

3.5.15.	Payment

Financial Deliverable Credits payable in respect of a particular Deliverable must be credited by the Supplier to IBM GSA on the invoice that contains charges for the month during which the right to the Financial Deliverable Credits arose.

3.5.16.	No earnback

Financial Deliverable Credits must be shown in each relevant monthly invoice as an actual credit to the charges and will not be subject to earnback.

3.5.17.	Excluded from caps

Financial Deliverable Credits are one off credits for failing to provide certain Deliverables by the time or in the manner agreed. Financial Deliverable Credits for certain Deliverables are specified in Attachment C (Service Levels), amounts for other Deliverables required during the term will be agreed on a case by case basis. The Parties agree they are not:

(a)	included in the calculation of any total amount of Financial Performance Credits (including the At Risk Amount);

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(b)	included in any calculation of the overall cap on the Supplier’s liability in accordance with clause 3.30 (Risk and Liability).

3.5.18.	No double recovery

The parties agree that any award of Damages in respect of a Service Level Default should take into account any Financial Performance Credits already credited by the Supplier to IBM GSA (and not earned back by the Supplier under clause 3.5.13 (Earnback) in respect of the Service Level Default.

3.6.	CRITICAL BUSINESS SYSTEMS FAILURES

3.6.1. Application

The regime set out in this clause does not limit, and is in addition to, any rights IBM GSA may have at law, under this Statement of Work or in equity, including any rights to Damages. IBM GSA agrees that it will not be entitled to double compensation for loss suffered by IBM GSA as a result of any act or omission of the Supplier under or in relation to this Statement of Work.

3.6.2. Scope

In this clause, a ‘Critical Business System’ means a system (including Equipment and/or Software) that:

(a)	runs on or is supported by Equipment, Software, Personnel or Services that are within the scope of the Services; and

(b)	performs a critical business function for WBC; and

(c)	is nominated by IBM GSA for and on behalf of WBC.

3.6.3. Failure

If a Critical Business System experiences Critical Failure the following will apply:

(a)	the Supplier must rectify the Critical Failure as soon as possible;

(b)	a Critical Failure Credit will apply and will be deducted from the next invoice (or IBM GSA may require the Supplier to pay the amount to IBM GSA);

(c)	for each 24 hour period during which the Critical Failure occurs the Supplier must conduct a root cause analysis to determine how the Critical Failure was caused.

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3.6.4.	Finding of root cause analysis

If the root cause analysis determines that the Supplier did not cause or contribute to the Critical Failure (either by act or omission or indirectly through its subcontractor’s act or omission), IBM GSA will refund the Critical Failure Credit (or if it has not yet been paid, it will be cancelled).

3.7.	RETAINED SYSTEMS

3.7.1.	No adverse effect

The Supplier must ensure that in providing the Services it does not by any act or omission adversely affect or alter the operation, functionality or technical environment of WBC’s Retained Systems without the consent of WBC as acquired through IBM GSA.

3.7.2.	Interface

The Supplier must ensure that systems used by the Supplier to provide the Services interface and integrate with the Retained Systems.

3.8.	TECHNOLOGY EVOLUTION

3.8.1.	Overview

The Supplier acknowledges that technologies employed throughout WBC will continue to evolve and change over the Term and, at a minimum, the Supplier must ensure that the technology used to perform the Services will remain consistent with WBC’s then current business and IT objectives and competitive needs.

3.8.2.	Obligation to evolve

The Supplier must continually recommend and implement Technology Evolution to improve the provision of the Services and to ensure that it keeps pace with technological advancements or improvements throughout the Term, including by implementing proven technology or processes that the Supplier or any of its competitors are using in similar environments anywhere in the world.

3.8.3.	Effect on cost

The Supplier must ensure that individual prices for Resource Units will not increase over the Term as a result of Technology Evolution (although they may decrease).

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3.8.4.	Monitoring new technology

In addition to the Supplier’s obligations under clause 3.8.2 (Obligation to evolve), the Supplier must:

(a)	monitor, analyse, and report to IBM GSA as may be requested from time to time on new technology and emerging trends;

(b)	where requested by IBM GSA, demonstrate how the Supplier would implement that new technology as part of the Services and what effect (if any) it would have on the direction of WBC’s then current strategy;

(c)	identify and implement, with IBM GSA’s approval, any new technology that is likely:

(i)	to improve the efficiency and effectiveness of the Services (including cost savings);

(ii)	to result in cost savings or revenue increases to IBM GSA or WBC in areas of their business outside the Services;

(iii)	to enhance WBC’s ability to conduct its business and serve its customers; and

(iv)	to achieve the Objectives faster or more efficiently than the then current strategies.

3.8.5.	Technological flexibility

The Supplier must ensure that the technologies it employs to provide the Services are:

(a)	flexible enough to allow integration with new technology, or significant changes in WBC’s IT strategies; and

(b)	able to be integrated with and are capable of interworking and interfacing with other technology platforms or solutions that WBC or IBM GSA on WBC’s behalf, may incorporate with the WBC Environment during the Term. (For example, equipment should have sufficient scalability and be sufficiently modular to allow integration of new technology without the need to replace whole, or significant parts of, systems).

3.9.	CHANGE IN WBC

3.9.1.	Overview

In addition to its obligations under clause 3.2.1 (WBC Group), the Supplier must provide the Services to WBC Group, irrespective of its corporate structure, and to any successor to WBC’s business, joint venturer or other person that assumes responsibility for the operation or management of an aspect of WBC’s business.

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3.9.2.	Structural changes

If WBC changes all or part of its business structure, by merger, acquisition, divesture, amalgamation or reorganisation, (‘a restructure’)(including by buying, selling, leasing or otherwise dealing with any of its business or assets or all or any part of any shares, business or assets of any WBC Group member) and as a result there is an entity that is not a member of WBC Group that becomes responsible for some of WBC’s business or assets (‘New Entity’), then, at WBC’s discretion and in accordance with its directions as will be advised by IBM GSA, the Supplier will provide the Services to the New Entity as well as to WBC Group.

3.9.3.	New entity

WBC as advised by IBM GSA, may require the Supplier to provide the Services to a New Entity under this Statement of Work or under a separate agreement on the same terms. If the Services are provided under a separate agreement, IBM GSA will have no obligation to pay, or guarantee the payment of, any fees in relation to those Services provided to the New Entity.

3.9.4.	Aggregation of volumes

The Services provided to a New Entity:

(a)	will be included in the calculation of Service Volumes, if any, under this Statement of Work; and

(b)	will be excluded when determining any termination fees payable by IBM GSA in accordance with Attachment D (Pricing) as a result of termination for convenience under this Statement of Work.

3.9.5.	Assistance

The Supplier must at no additional cost to IBM GSA or WBC provide all assistance and Services reasonably required by IBM GSA or WBC, to facilitate a restructure (including any termination Services which may be necessary in the circumstances in accordance with Attachment J (Disengagement Plan)

3.10.	REPORTS

3.10.1.	Types of reports

The Supplier must provide to IBM GSA (at no cost to IBM GSA in addition to the Base Fees):

(a)	the reports identified in this Statement of Work, and the Service Levels Schedule;

(b)	the reports which were provided by WBC prior to the Commencement Date;

(c)	each month such reports as are necessary to ensure and validate the Supplier’s performance and commitments made under this Statement of Work; and

(d)	such other reports as may be specified by IBM GSA from time to time.

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3.10.2.	Structure of reports

The Supplier must structure performance reporting so that it can be readily communicated to the management of end-user, business areas and business system owners.

3.11.	PERSONNEL

3.11.1.	Personnel

Personnel are those people listed in Attachment F (Key Personnel).

3.11.2.	Standards of Supplier Personnel

The Supplier must:

(a)	use an adequate number of Supplier Personnel to supply the Services, and comply with any minimum requirements specified in this Statement of Work;

(b)	ensure all Supplier Personnel who perform Services are properly educated, trained and fully qualified for the Services they perform;

(c)	ensure that all Supplier Personnel comply with:

(i)	any protocols, codes of conduct or procedures specified by WBC and advised by IBM GSA from time to time;

(ii)	the Supplier’s obligations under this Statement of Work in respect of Confidential Information, Personal Information, data security and WBC Group Material;

(iii)	all Laws; and

(iv)	any policies existing or introduced from time to time, including policies regarding occupational health and safety requirements, building access and physical security;

(d)	comply with any authorisation procedures specified in this Statement of Work before:

(i)	assigning any person to supply Services; or

(ii)	permitting that person to enter any premises of IBM GSA or WBC, handle any WBC Group Material or become aware of any WBC Confidential Information or Personal Information; and

(e)	ensure that only Supplier Personnel who are currently authorised are involved in supplying the Services or given access to any WBC Group Material, WBC Confidential Information or Personal Information.

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3.11.3.	Replacement at IBM GSA’s or WBC’s request

IBM GSA may by notice to the Supplier, require the Supplier to replace any of the Supplier Personnel for the reasons stated in the notice and:

(a)	in the case of breaches of security or confidentiality requirements, the Supplier must immediately replace that person with another person of suitable ability and qualifications; or

(b)	in any other case, after receipt of that notice, the Supplier will have 48 hours in which to investigate the matters stated in the notice, discuss its findings with IBM GSA and resolve any problems with the person. If, following that period IBM GSA requests replacement of the person, the Supplier must replace that person, within 30 days with another person of suitable ability and qualifications.

3.11.4.	No right to require termination

IBM GSA does not have the right to require the Supplier to terminate any person’s employment or contract with the Supplier. Clause 3.11.3 (Replacement at IBM GSA’s or WBC’s request) is only intended to give IBM GSA the right to require that the Supplier discontinue using a particular person in the performance of Services for WBC.

3.11.5.	Financial Deliverable Credits

Financial Deliverable Credits will apply to the Supplier’s performance of its obligations under Clause 3.11.3 (Replacement at IBM GSA’s or WBC’s request).

3.11.6.	No excuse

Notwithstanding the transfer or turnover of Supplier Personnel or any pressing need to assign Supplier Personnel to other projects, the Supplier will remain obliged at all times to perform the Services without degradation and in accordance with this Statement of Work.

3.11.7.	Restraints on engagement of WBC Personnel

From the Commencement Date, the Supplier must not, and must ensure that its agents and Related Corporations do not, without WBC’s prior written consent as gained through IBM GSA, solicit, entice away or attempt to entice away any employee of any WBC Group Company from continuing to be employed by that WBC Group Company, either on behalf of the Supplier or any other person:

(a)	during the Term and for 2 years after the Termination Date;

(b)	during the Term and for 1 year after the Termination Date;

(c)	during the Term and for 6 months after the Termination Date; or

(d)	during the Term.

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3.11.8.	Enforceable restraint

Clause 3.11.7 will not in any way restrict the Supplier or a Related Corporation of the Supplier from hiring any person who has responded to any published advertisement of positions with the Supplier or who has otherwise approached the Supplier for employment unsolicited by the Supplier, or its agents or Related Corporations. The restraints contained in clause 3.11.7 will be regarded as separate, distinct and several as regards each time period so that the unenforceability of a restraint in respect of one time period will not affect the enforceability of the others.

3.11.9.	Employer obligations

The Supplier must ensure that it, and each of the Approved Subcontractors, complies with all obligations relating to payment of tax instalment deduction, deductions from prescribed payments, fringe benefits tax, training guarantee levy, superannuation, payroll tax and any other taxes or levies imposed upon an employer which arise in respect of any amounts paid to the Supplier under this Statement of Work and that it complies with all requirements imposed on an employer under the relevant legislation to keep records, lodge returns and provide information in relation to such obligations. Upon request, the Supplier must provide to IBM GSA proof that it has complied with these obligations.

3.11.10.	Security and occupational health and safety

The Supplier must at all times comply with and ensure that its Supplier Personnel and Approved Subcontractors and their employees and agents comply with:

(a)	WBC’s requirements as advised by IBM GSA;

(b)	the Laws and regulations on occupational health and safety;

(c)	obligations imposed on IBM GSA or WBC for occupational health and safety in respect of performance of the Services; and

(d)	WBC and/or IBM GSA policy and all reasonable directions and procedures relating to occupational health and safety.

3.12.	AUDITS AND RECORD KEEPING

3.12.1.	Record keeping

The Supplier must keep, and must require subcontractors to keep, adequate accounts, documents and records to the extent required by WBC as advised by IBM GSA, and in sufficient detail to enable the Supplier’s compliance with this Statement of Work and the accuracy of its invoices to be determined.

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3.12.2.	Access to the Supplier’s and Subcontractor’s premises and material

The Supplier must give, and must ensure that its Subcontractors give, IBM GSA, WBC and their Personnel (including internal and external auditors and advisers) full access at all reasonable times and on reasonable notice to:

(a)	any premises at which or from which the Supplier or a Subcontractor supplies the Services:

(b)	the Supplier Personnel; and

(c)	equipment, Software, systems, data, accounts, documents and records relating to the Services, including but not limited to Supplier’s prices charged to IBM GSA for the Services provided both by the Supplier and by its Subcontractors, but excluding information relating to the Supplier’s internal costs and margins for, the Services, in order to enable IBM GSA, including for and on behalf of WBC, or WBC itself to audit the Supplier’s compliance with this Statement of Work and for operational risk reasons.

3.12.3.	Regular audits for IBM GSA reporting

IBM GSA, including for and on behalf of WBC, or WBC itself may also audit the Supplier’s (and its subcontractors) records relevant to the supply of the Services for any reasonable purpose including processes, procedures and performance for IBM GSA’s or WBC’s operational risk assessment, regulatory requirements and annual reporting.

3.12.4.	Assistance

For the purpose of complying with this clause, the Supplier must promptly and efficiently give IBM GSA, WBC and their Personnel any assistance they reasonably require, including, if requested, installing and operating audit software. IBM GSA, WBC and their Personnel will comply with the Supplier’s reasonable security requirements.

3.12.5.	Subcontractors

The Supplier must ensure that each of its subcontractors gives IBM GSA, WBC and their Personnel the same rights and agrees to fulfil the same obligations to IBM GSA and/or WBC as set out in this clause.

3.12.6.	Cost

Each party will be responsible for its own costs associated with an audit. However, if an audit shows an error of greater than 5% in favour of the Supplier in relation to any service charge for the relevant period then the Supplier must pay IBM GSA’s and/or WBC’s costs associated with the audit (including auditors fees) in addition to refunding the amount of the error.

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3.12.7.	Audit findings and reports

The Supplier must:

(a)	make available to IBM GSA or to WBC itself, the sections of any independent audit or other report of the Supplier’s or any subcontractor’s operations relating to the Services, except to the extent that any such report deals with the Supplier’s costing structures; and

(b)	promptly take corrective action to rectify any error identified in any such report.

3.13.	SUBCONTRACTORS

The Supplier may only subcontract its obligations under this Statement of Work as follows:

3.13.1.	Approval

The Supplier must obtain IBM GSA’s approval for any subcontracts with a total value of more than $500,000 actual or perceived long term value. However, the Supplier may sub-contraci for third party services without IBM GSA’s consent if:

(a)	it is in the ordinary course of business;

(b)	the Supplier provides IBM GSA with advance notice;

(c)	the Services are not dedicated to IBM GSA and are not material to a particular function constituting a part of the Services:

(d)	it does not result in a material change in the way Supplier conducts its business;

(e)	it does not adversely affect IBM GSA or WBC; and

(f)	it has a total value of less than $2 million.

3.13.2.	Terms

The terms of any subcontract must be consistent with this Statement of Work, unless IBM GSA agrees otherwise, including:

(a)	confidentiality and intellectual property obligations;

(b)	IBM GSA’s approval rights (which must apply directly to the subcontractor);

(c)	compliance with IBM GSA’s or WBC’s policies and directions;

(d)	indemnities that protect IBM GSA;

(e)	termination and disengagement rights; and

(f)	key personnel.

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3.13.3.	Notice

Prior to entering into a subcontract with a Third Party, the Supplier must give IBM GSA reasonable prior written notice. At IBM GSA’s request, Supplier must forward to IBM GSA a copy of the subcontract, or IBM GSA may agree to accept a description of the scope and material terms (other than financial) of the proposed subcontract.

3.13.4.	Replacement

IBM GSA may direct the Supplier to replace a Subcontractor on reasonable grounds, which include the following:

(a)	if the Subcontractor fails to comply in any material respect with any of its obligations under its subcontract;

(b)	if the Subcontractor’s performance is materially deficient;

(c)	if the Subcontractor assigns or delegates performance of its obligations under the subcontract to another party that is not approved by IBM GSA to the extent required under clause 3.13.1;

(d)	if IBM GSA is not satisfied on reasonable grounds with the Subcontractor’s ability to render future performance;

(e)	if the Subcontractor contravenes any obligation of the Supplier or any procedure or direction of IBM GSA in respect of Personal Information, security (including data security) or virus protection (including any requirements set out in WBC Policies);

(f)	if there have been material misrepresentations by the Supplier or by the Supplier concerning the Subcontractor; or

(g)	without limiting the foregoing, if the Subcontractor or any of its personnel is reasonably suspected of or breaches confidentiality obligations to IBM GSA or the Supplier in relation to WBC Confidential Information, privacy obligations or otherwise engages in conduct that:

(i)	infringes or prejudices any of IBM GSA’s or WBC’s Intellectual Property Rights or any rights IBM GSA may have in any third party’s intellectual property; or

(ii)	exposes or might reasonably be expected to expose IBM GSA to any claim or liability.

3.13.5.	Procedure for removal

Upon receipt of written notice directing the removal of a Subcontractor, the Supplier must promptly cease using that Subcontractor to perform the Services. The Supplier must include provisions permitting such removal in subcontracts approved by IBM GSA pursuant to this clause. Any Subcontractor proposed by the Supplier to replace a Subcontractor that is removed pursuant to this clause will be subject to IBM GSA’s approval in accordance with this clause. The Supplier will remain liable under this Statement of Work for the past acts or omissions of its Subcontractors as if they were still Approved Subcontractors. The provisions of this clause will

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be performed through consultation of the parties and both parties will undertake best commercial efforts to ensure compliance.

3.13.6.	Obligations continue

The Supplier must comply with its obligations under this clause and continue to perform its obligations under this Statement of Work, notwithstanding the removal of the Subcontractor.

3.13.7.	Specified subcontractors

IBM GSA acting on behalf of WBC, may require the Supplier to use specific subcontractors to supply the Services. If IBM GSA notifies the Supplier that the Supplier must use a particular subcontractor:

(a)	IBM GSA, including in consultation with WBC, will specify the subcontractor and the Services it is to supply; and

(b)	the Supplier must either:

(i)	accept the subcontractor, in which case the subcontractor will become an Approved Subcontractor for those Services; or

(ii)	if it does not wish to contract with the subcontractor and has compelling reasons to believe the subcontractor is not capable of supplying the Services, give IBM GSA written notice specifying those reasons, and IBM GSA will do one of the following:

(A)	select another subcontractor for the Services;

(B)	permit the Supplier to select another subcontractor; or

(C)	remove the Services from the scope of this Statement of Work and contract directly with the subcontractor for supply of the Services.

3.13.8.	Subcontractor compliance

The Supplier must ensure that each Subcontractor:

(a)	complies with the terms of this Statement of Work;

(b)	complies with all Laws in accordance with clause 3.28 (Compliance with Laws);

(c)	complies with any rules, policies, guidelines, processes and procedures of IBM GSA or WBC that are relevant to the Subcontractor’s performance of the Services or the Subcontractor’s access to or use of any Equipment, WBC Group Material. WBC Confidential Information, Personal Information, resources or facilities provided by IBM GSA or WBC; and

(d)	has all rights necessary (including licences) to provide the Services.

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3.14.	ENVIRONMENT CHANGES

3.14.1.	IBM GSA approval required

The Supplier must obtain IBM GSA’s approval prior to:

(a)	the introduction of new technology to:

(i)	WBC’s environment; and

(ii)	the Supplier’s environment, to the extent that it has or may have an impact on WBC’s environment;

(b)	any system, software, equipment or process change that would or may have an effect on:

(i)	applications run by IBM GSA or WBC;

(ii)	WBC’s environment (including its flexibility to deal with future changes, interoperability and its stability);

(iii)	the functionality or performance of, or decreases to any significant degree the resource efficiency of, the Services; or

(iv)	IBM GSA’s or WBC’s business or operations, or the way in which IBM GSA or WBC conduct their business or operations

(c)	without limiting (a) or (b), the removal or upgrade of a version or release of software.

3.15.  STEP-IN RIGHTS

3.15.1.  Step in

If the Supplier is not performing a Service in accordance with this Statement of Work, IBM GSA itself or for and on behalf of WBC, or WBC itself, may step in and either perform the Service itself or procure a third party to perform the service. To the extent possible within the restraints imposed upon IBM GSA by WBC, IBM GSA will take all reasonable action available under this SOW and will make best commercial efforts to ensure that WBC takes all reasonable action available before step-in rights under this clause are invoked.

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3.15.2.	Assistance

The Supplier must provide access to equipment, premises and software required by IBM GSA, WBC (or their nominee) when exercising IBM GSA’s rights under clause 3.15.1 (Step in Rights).

3.15.3.	Cost

The Supplier must pay the costs incurred by IBM GSA or WBC in exercising step-in rights. Notwithstanding that step-in rights will be invoked if required to minimise impact to either IBM GSA’s or WBC’s business, IBM GSA agrees to make best commercial efforts to assist the Supplier in minimising the costs that will be suffered from this clause being invoked.

3.16.	PRICING

3.16.1.	General principles

IBM GSA will pay the Supplier:

(a)	the Base Fees:

(i)	plus any ARCs; and

(ii)	less any RRCs; and

(b)	Pass-through Expenses.

3.16.2.	Base Fees

The Base Fees include all things necessary to provide the Services at Baseline Volumes. If the Actual Service Volumes are greater or less than the Baseline Volumes in a month, Service Fees for that month will be the Base Fees adjusted by ARCs or RRCs (as appropriate). Attachment D (Pricing) explains how ARCs and RRCs are calculated.

3.16.3.	Price Inclusive

The Service Charges include all costs, expenses, taxes (except for GST in Australia and VAT in Fiji), duties, levies or imposts relating to the Services and the Supplier’s performance of its obligations under this Statement of Work.

3.16.4.	ARCs and RRCs

ARCs and RRCs are set out in Attachment D (Pricing) for each Service Tower and Resource Unit. They are banded.

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3.16.5.	ARCs

The Supplier may invoice IBM GSA ARCs for any billable or countable additional defined resource unit consumed or required.

3.16.6.	RRCs

The Supplier must credit to IBM GSA RRCs for any defined resource unit not used by IBM GSA for and on behalf of WBC or by WBC itself, under the resource level covered by the Base Fees.

3.16.7.	Expiry

The Supplier must report on ARC consumption within 30 days of the month that the ARC was consumed by IBM GSA, including for and on behalf of WBC, or by WBC itself, and must invoice IBM GSA within 60 days of the month that the ARC was consumed by IBM GSA for and on behalf of WBC or by WBC itself. The Supplier will have 60 days after the date of the invoice to correct any errors of fact with an adjustment invoice. The Supplier acknowledges that IBM GSA will have no obligation to pay for any ARCs invoiced after 120 days of the month that the ARC was consumed.

3.16.8.	Pricing Criteria

The Pricing Criteria contained within this clause is consistent with the following SOW structure:

(a)	From Commencement Date until second anniversary date of Commencement Date (“Contract Years 1 & 2”), the SOW will be personnel based structured around the WBC employees transitioned across to the Supplier at Commencement Date; and

(b)	From the second anniversary date of the Commencement Date onwards (“Contract Years 3 to 5”), the SOW will be a true Services agreement structure with Resource Units being the medias for all pricing to be based on.

Some clauses within this section will only apply to the personnel based structure whilst others will apply only to the true Services structure whilst yet others will cover both structures. The parties agree that where there is a cross-over of responsibilities or obligations from one structure to the other or the clause wording does not truly fit the circumstances, the parties will cooperate fully with one another as reasonably possible, to realise the most acceptable arrangement for each other and WBC in those particular circumstances.

3.16.8.1.	Monthly service charges Contract Years 1 & 2

Each month, the Supplier will provide IBM GSA with an invoice including:

(a)	1/12 of the Base Charge for the Services;

(b)	Pass-through Expenses for the month;

(c)	any Financial Deliverable Credits to be credited to IBM GSA for the month;

(d)	any Financial Performance Credits to be credited to IBM GSA for the month; and

(e)	any Financial Performance Credits that were earned back during the month and therefore are added to the invoiced amount

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4 January 2001

3.16.8.2.	Monthly service charges — Contract Years 3 to 5

Each month, the Supplier will provide IBM GSA with an invoice including:

(a)	1/12 of the Base Charge for the Services;

(b)	any ARCs to be paid by IBM GSA in respect of Resource Units where the Billable Resource Units for the month were higher than the applicable Resource Baseline;

(c)	any RRCs to be credited to IBM GSA in respect of Resource Units where the Billable Resource Units for the month were lower than the applicable Resource Baseline;

(d)	Pass-through Expenses for the month;

(e)	any Financial Deliverable Credits to be credited to IBM GSA for the month;

(f)	any Financial Performance Credits to be credited to IBM GSA for the month;

(g)	any Financial Performance Credits that were earned back during the month and therefore are added to the invoiced amount; and

3.16.8.3.	First and last months charges

The Base Charges for the first and last months will be pro-rated by the number of days of Services provided divided by the total number of days in the month.

3.16.8.4.	Variable service charges - Contract Years 3 to 5 Inclusive

(a)	At the end of every month, the Supplier will report to IBM GSA for WBC the amount of Billable Resource Units used to provide the Services to WBC during that prior month.

(b)	If WBC’s use of any Billable Resource Unit is:

(i)	above the applicable Resource Baseline (recognising that more than one Resource Baseline Band may be applicable for that month), IBM GSA must pay the applicable Additional Resource Charge for each such Billable Resource Unit at the ARC Rate applicable to each Resource Baseline Band for the number of Billable Resource Units that fall within that Resource Baseline Band. For example, Additional Resource Charges of $132 will be payable where usage of Billable Resource Units are 14 units above the Resource Baseline and the ARC rate for the band up to 10 Resource Units over the Baseline is $10 and for the band of 11 to 20 Units over the Baseline is $8; or

(ii)	below the applicable Resource Baseline (recognising that more than one Resource Baseline Band may be applicable for that month), the Supplier must credit IBM GSA the applicable Reduced Resource Credit for each such Billable Resource Unit less than the Resource Baseline, at the RRC Rate applicable to that Resource Baseline Band for the number of Billable Resource Units that fall within the Billable Baseline Band. For example, Reduced Resource Credits of $90 will be credited where usage of Billable Resource Units are 12 units below the Resource Baseline and the RRC rate for the band up to 10 Resource* Units below the Baseline is $8 and for the band of 11 to 20 Units below the Baseline is $5;

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(c)	IBM GSA will have no obligation to pay for the ARC unless the Supplier obtains IBM GSA ‘s approval for the ARC prior to the ARC being consumed.

Notwithstanding, if WBC pays IBM GSA for an ARC, IBM GSA will pay the Supplier for that ARC.

(d)	Where a Resource Unit has a Resource Unit Rationalisation Target, and for the purposes of calculating ARCs or RRCs against the Resource Unit Baseline, WBC’s Billable Resource Unit usage will be equal to:

(i)	the actual Billable Resource Unit usage before any adjustments;

(ii)	minus the applicable Resource Unit Rationalisation Target;

(iii)	plus the applicable WBC verified Resource Unit Rationalisation Actual.

(e)	Where a Resource Unit has a Resource Unit Migration Target, and for the purposes of calculating ARCs or RRCs against the Resource Unit Baseline, WBC’s Billable Resource Unit usage will be equal to:

(i)	the actual Billable Resource Unit usage before any adjustments;

(ii)	plus the applicable Resource Unit Migration Target;

(iii)	minus the applicable WBC verified Resource Unit Migration Actual.

3.16.8.5.  Annual Base Charge

(a)	The Annual Base Charge for Years 1 & 2 of the SOW are set out in Attachment D.

(b)	The Annual Base Charge for Years 3 to 5 of the SOW are to be negotiated and agreed between the parties (16) months after Commencement Date and will be set out in Attachment D.

(c)	The parties agree that in Contract Years 1 & 2, the Annual Base Charge fully compensates the Supplier for the provision of the Services and all of the personnel used in providing the Services.

(d)	The parties agree that for Contract Years 3 to 5, the Annual Base Charge will fully compensate the Supplier for the provision of the Services and all of the Resource Units used in providing the Services to the levels of Resource Unit usage contemplated in the Resource Baselines, including the quantity of Resource Units set out in the Resource Baselines and all Supplier Overhead Functions and other costs associated with providing the Services to the levels of Resource Unit usage contemplated in the Resource Baselines.

(e)	The Annual Base Charge and the Base Charges once established may still be adjusted from time to time in accordance with the SOW.

3.16.8.6.	Resource Unit categories Contract Years 3 to 5

(a)	IBM GSA, at the direction of WBC, may from time to time, by giving at least 90 days written notice to the Supplier:

(i)	add to or remove Resource Unit categories; or

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(ii)	move items from one Resource Unit category to another Resource Unit category (eg: change a Desktop Workstation from being Fixed Class 3 to Fixed Class 1).

(b)	If IBM GSA adds a Resource Unit category in accordance with paragraph (a), the parties will agree on the Resource Baseline and the ARC and RRC rates for that new Resource Unit category.

3.16.8.7. Cost of Living Adjustment

(a)	Adjustment

No later than 30 days after the end of each Contract Year, the COLA Factor will be calculated for that Contract Year as follows:

(i)	Determine the Inflation Index, in accordance with clause 3.16.8.9

(ii)	Adjust the Base Charges, ARC rates and RRC rates in Attachment D (Base Charges) and Attachment D (ARC and RRC rates) by the COLA Factor

(iii)	Generate new tables in Attachment D-n for both Base Charges and ARC and RRC rates (where n is the new Contract Year just started).

(iv)	The adjustment to the Base Charges (if any), ARC rates and RRC rates in Attachment D pursuant to this clause will apply retrospective to the start of the new Contract Year. Consequently, where an adjustment is required to an invoice relating to the new Contract Year is billed prior to the calculation of the adjustment under this clause, that net change will be reflected in the next available invoice.

3.16.8.8.	Basis for calculation each Contract Year

In each Contract Year, the charges to which the COLA Factor will be applied are the charges applicable to Contract Year 1 in Attachment D.

3.16.8.9.	Actual inflation

(a)	The Inflation Index for a Contract Year is calculated as follows:

(i)	for Australia and the Pacific Region:

(A)	Identify the labour inflation rate for the relevant 12 month period by determining the average of the following indices during that period:

(I)	Australian Information Industry Association (AIIA) Same Incumbent Total Remuneration Package Survey

(II)	any other industry accepted independent index which measures labor inflation in the IT&T sector, that is nominated by IBM GSA at the direction of WBC, before the commencement of the applicable Contract Year; and

(B)	Identify the CPI rate for the relevant 12 month period using the Australian Bureau of Statistics Consumer Price Index (All Capitals / All Groups) index;

(ii)	Annual Inflation = 70% x labour inflation rate + 30% x CPI rate;

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(iii)	Calculate the Inflation Index for Australia and the Pacific Region as follows:

January 2001 = 1000

Inflation Index1 = (1+Annual Inflation) * 1000

Inflation Index2 = (1+Annual Inflation) * Inflation Index1

Inflation Index3 = (1+Annual Inflation) * Inflation lndex2

etc.

where:

January 2001 is the base year;

Inflation Index1 is the inflation index calculated at the end of the first Contract Year;

Inflation lndex2 is the inflation index calculated at the end of the second Contract Year;

Inflation lndex3 is the inflation index calculated at the end of the third Contract Year.

(b)	If any of the sources of Inflation Index for January is not available at the end of a Contract Year, the parties may agree to use the sources for another month to determine the Inflation Index.

(c)	If an organisation that publishes one of the sources of the Inflation Index:

(i)	ceases publishing its index or substantially changes its content and format, the parties will agree to substitute another comparable index.

(ii)	the base year for its index, the parties will continue to use the Inflation Index, but will convert the Base Year Index to a new base year reflecting the source’s new base year by using an appropriate conversion formula.

(d)	CPI rate is calculated by the following formula:

CPI rate = (A - B) / B

where:

A is the Consumer Price Index relevant to the Contract Year just completed.

B is the Consumer Price Index relevant to the prior completed Contract Year.

3.16.8.10.	Adjustments to Resources -Resource Baselines

(a)	The Resource Baseline volumes may be adjusted by IBM GSA at WBC’s option, as a result of an Annual Review (SOW clause 3.18), Major Review (SOW clause 3.19), an Extraordinary Event (SOW clause 3.21), a Change in WBC (SOW clause 3.9), a partial termination (SOW clause 3.29.3) or as a result of a change in Resource Unit categories under sub-clause 6 of this Pricing Criteria Clause.

(b)	If, following an adjustment of the Resource Baselines as contemplated under clause 3.16.8.10(a)(i), WBC requires an adjusted Resource Baseline to be readjusted between the current Resource Baseline and the previous Resource Baseline, IBM GSA must give the Supplier at least 60 days notice to reset the adjusted Resource Baseline.

(c)	Previously calculated or paid ARCs or credited RRCs are not affected by any adjustment to the Resource Baseline under this clause.

(d)	Any adjustment of the Resource Baseline under this clause will maintain the integrity (as contemplated by the parties as at the Commencement Date) of the ARCs and RRCs banding.

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For example,

Assume:

1. the price for Baseline level of consumption of 100 Resource Units is $1000;

2. the ARC rate for consumption for the band of up to 10 Resource Units over the Baseline is $9 per ARC; and

3. the ARC rate for consumption for the band of 11 to 20 Resource Units over the Baseline is $8 per ARC.

If the Resource Baseline is adjusted to become 113 Resource Units then the price for the Baseline level of consumption will be $1114, being 100 units @ $10, 10 units @ $9 and 3 units @ $8.

If, following the adjustment above, the actual resource usage is 109 units, then the Service Charges for that month will be $1114 less 4 RRCs totalling $33 (3 @ $8 and 1 @ $9).

3.16.8.11. Termination Fees

(a)	Maximum Termination Fees

(i)	The Termination Fees will be calculated in accordance with this clause 3.16.8.11.

(ii)	The Termination Fees will be adjusted from the amounts set out in Attachment D to include:

(A)	any variance between:

(I)	the actual redundancy and redeployment cost incurred by the Supplier; and

(II)	the amounts specified in Attachment D;

(B)	the cost of dedicated Equipment used to provide the Services that is not acquired by WBC and/or IBM GSA, calculated at the lower of:

(I)	market price; and

(II)	written down book value; and

(C)	the amounts payable on leased Equipment that is not acquired by WBC and/or IBM GSA.

(iii)	The rate per person used to provide the Services made redundant as a result of Termination is shown in Attachment D. This rate is subject to clause 3.16.8.7 (Cost of Living Adjustment).

(iv)	The rate per person used to provide the Services redeployed (excluding those employed by WBC or IBM GSA after termination) is shown in Attachment D. This rate is subject to clause 3.16.8.7 (Cost of Living Adjustment).

(v)	On payment of the Termination Fees, the Supplier will:

(A)	transfer to WBC or IBM GSA as will be directed by IBM GSA, the title to the Equipment referred to in clause 3.16.8.11(a)(ii)(B); and

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(B)	novate to WBC the leases for the Equipment referred to in clause 3.16.8.11(a)(ii)(C).

(vi)	All amounts included in the Termination Fees other than those relating to the Equipment will be discounted by 50% in the event of a WBC Termination for Change of Control.

(vii)	The Supplier will demonstrate to IBM GSA for IBM GSA’s approval the costs it incurs as a result of the termination. If the Supplier incurs lower costs for the components specified in Attachment D than the amounts in that attachment, then IBM GSA will only be obliged to pay those lower amounts.

(b)	The Termination Fees specified in Attachment D are maximum amounts. The Supplier will demonstrate to IBM GSA for IBM GSA’s approval the costs it incurs as a result of the termination. If the Supplier incurs lower costs for the components specified in Attachment D than the amounts in that attachment, then IBM GSA will only be obliged to pay those lower amounts.

(i)	Calculation of Termination Fees

(A)	In the event the SOW is terminated:

(I)	pursuant to clause 3.29.4 of the SOW (Termination for Convenience), IBM GSA will pay the Supplier the Termination Fee, calculated in accordance with Attachment D;

(II)	pursuant to clause 3.29.2 of the SOW (Termination by IBM GSA for Change of Control), IBM GSA will (in accordance with that clause) pay the Supplier 50% of the Termination Fee where WBC invokes such Termination, or will pay the Supplier 100% of the Termination Fee where IBM GSA itself invokes such Termination, calculated in accordance with Attachment D;

(III)	pursuant to any other provision of this SOW, no Termination Fee is payable.

(B)	Partial Termination

(I)	In the event IBM GSA terminates the SOW in part for convenience, the amounts payable upon termination will be determined as set out in clause 3.16.8.11(a) provided that the relevant Termination Fee for that event will be adjusted as follows:

Partial Termination Fee = A x Termination Services Percentage

Where:

A = Termination Fee

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Termination Services Percentage = Total Terminated Services Service Charges/ Total Service Charges

Total Service Charges means all Service Charges billed by the Supplier up to the Termination Date

Total Terminated Services Service Charges means the total Service Charges billed by the Supplier in respect of the Services being terminated up to the Termination Date.

(II)	Upon payment of any Partial Termination Fee by IBM GSA, the Termination Fees specified in Attachment D will be reduced by the amount of that Partial Termination Fee.

3.16.8.12.	Chargeback

The Supplier must:

(a)	provide IBM GSA for WBC with all data required to chargeback by business unit and cost centre, by site and by unit of consumption;

(b)	ensure it provides to IBM GSA with the same extent and format of chargeback information which WBC produced immediately prior to the Commencement Date; and

(c)	develop (in consultation with IBM GSA and WBC) an improved chargeback reporting system during transition.

in respect of the Services.

3.16.8.13.	Definitions

The following definitions are specifically applicable to this clause 3.16.8 (Pricing Criteria) and Attachment D (Pricing Schedule):

Additional Resource Charge or ARC means, in relation to a Billable Resource Unit, the charge, at the ARC Rate, for a Billable Resource Unit above the applicable Resource Baseline for that Billable Resource Unit, taking into account the application of clause 3.16.8.4(d). ARCs means the sum of those charges.

Annual Base Charge or ABC means, in respect of a particular Contract Year, the aggregate of the annual Base Charges for that Contract Year before the GST and/or VAT. The Annual Base Charge for each Contract Year is set out in Attachment D.

ARC Rate means the rate used for calculating an Additional Resource Charge in relation to a Billable Resource Unit before the GST and/or VAT. ARC Rates are set out in Attachment D.

Base Charge means, in respect of a Service Tower and geography, the charge for a year for the Billable Resource Units for that Service Tower based on the applicable Resource Baseline before the GST and/or VAT. The Base Charge for each Service Tower for each Contract Year is set out in Attachment D.

Base Year Index means and establishes the base of 1000 as at January 2001.

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Billable Resource Units are those categories of Resource Unit usage which are included in any calculation or measurement of Service Charges, Billable Resource Unit usage, Resource Baselines, ARCs and RRCs. Resource Units used in Supplier Overhead Functions are not Billable Resource Units.

Cost of Living Adjustment or COLA Factor is set out in clause 3.16.8.7

Inflation Index means the index for inflation calculated in accordance with clause 3.16.8.9.

Reduced Resource Credit or RRC means, in relation to a Billable Resource Unit, the amount, at the RRC Rate for a Billable Resource Unit below the applicable Resource Baseline for that Billable Resource Unit, taking into account the application of clause 3.16.8.4(d) RRCs means the sum of those credits.

Resource Baseline Bands means the bands for the purposes of determining ARC and RRC Rates.

Resource Baseline means, in respect of a Service Tower, each resource baseline which specifies the expected levels of Resource Units in that Service Tower

Resource Unit means any group of service delivery resources for which distinct volumes are measured.

RRC Rates are set out in Attachment D.

SOW means the Statement of Work between IBM GSA and the Supplier of which this schedule forms part.

Supplier Overhead Functions means those functions, activities and overhead costs of the Supplier, including the Systems Overheads, for which the Supplier is solely liable for the costs. Supplier Overhead Functions are excluded from any calculation or measurement of Service Charges, Billable Resource Unit usage, Resource Baselines, ARCs and RRCs.

Systems Overheads means any Resources Units which are:

(d)	attributable to system level work; or

(e)	used for operating systems and systems utilities; or

(f)	used to measure system performance and resource usage; or

(g)	used by the Supplier to perform its billing functions; or

(h)	used for capacity planning studies; or

(i)	used for Supplier initiated activities; or

(j)	attributable to reruns which are due to the fault of the Supplier (in respect of applicable Resource Baselines where Billable Resource Units apply) or for which the Supplier is otherwise responsible for the cost of provision under this SOW; or

(k)	resulting from inattention by the Supplier to abnormal job execution (e.g. loop runs); or

(l)	attributable to routine backup of systems and data performed as part of normal operations procedures.

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Termination Fee means the amount calculated in accordance with clause 3.16.8.11 payable under clauses 3.16.8.11(b)(i)(A) and (B).

Variable Service Charges means the ARCs and the RRCs.

3.17.	ADJUSTMENTS

3.17.1.	Minimise Fees

The Supplier must at least annually, or more frequently if IBM GSA so requests, identify, and notify IBM GSA of, methods that IBM GSA or WBC itself can employ to use the Services more efficiently and thus minimise the Service Charges.

3.17.2.	Cost of Living Adjustments (‘COLA’)

Attachment D (Pricing) sets out how fees will be adjusted for COLA.

3.17.3.	Pass-Through Expenses

Pass-Through Expenses are fees to be paid directly by IBM GSA or WBC with no margin or mark-up added by the Supplier. All pre-approved Pass-Through Expenses as of the Commencement Date will be detailed in this Statement of Work. No new Pass-Through Expenses may be added without IBM GSA’s prior written consent. The Supplier must provide IBM GSA with all information and material IBM GSA reasonably requires to validate a Pass-Through Expense.

3.18.	ANNUAL REVIEW

3.18.1.	Baseline reset

Each year, IBM GSA in consultation with WBC will:

(a)	review the Baseline Volumes against actual service volumes for the previous year;

(b)	forecast the service volumes for the next year;

(c)	determine if the Baseline Volumes for the next year should be reset and notify the Supplier of the joint IBM GSA/WBC decision; and

(d)	adjust the ARC and RRC rates to reflect the adjusted Baseline Volumes.

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3.18.2.	Service Level Reviews

The Service Level improvement mechanisms in the Service Levels Schedule will apply automatically to change the Service Levels each year as set out in the Attachment C (Service Levels). In addition, the parties will review the Service Levels annually to determine whether they still reflect industry norms. If IBM GSA in consultation with WBC determines that they do not (or may not) reflect industry norms, IBM GSA may:

(a)	conduct benchmarking on the relevant Services to establish appropriate service levels;

(b)	agree on a reduction in the relevant Service Charges; or

(c)	require the Supplier to propose a means of improving performance.

3.19.	MAJOR REVIEW

(a)	Once every three years, or more frequently if WBC requires as will be advised by IBM GSA, the parties must carry out a major review of the Services then being performed by the Supplier, including:

(i)	whether the fees are consistent with WBC’s forecasts, industry norms and the Supplier’s representations;

(ii)	the quality of the performance and delivery of the Services;

(iii)	whether the Supplier has delivered cost saving or efficiency enhancing proposals;

(iv)	the level and currency of technology employed;

(v)	the technology strategy and direction; and

(vi)	such other things as IBM GSA or WBC may require.

(b)	This major review will include a benchmark evaluation of all Service categories.

3.20.   BENCHMARKING

3.20.1. Forms of benchmarking

From time to time during the Term, IBM GSA and/or WBC may measure the quality and cost-effectiveness of the Services through service level reports, user surveys, and independent third-party benchmarking services.

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3.20.2.	Independent benchmarking

IBM GSA or WBC may initiate independent benchmarking in accordance with the following procedure:

(a)	Pool: The initial pool of benchmarkers is set out in Attachment G (Benchmarking) and may be varied from time to time by agreement. A party must not unreasonably disagree with any change proposed by the other party (and must provide reasons for any disagreement).

(b)	Selection: IBM GSA or WBC may choose any benchmarker from the then current pool to conduct a benchmark.

(c)	Initiation: IBM GSA or WBC may at its cost initiate a benchmark of all or any material part of the Services at any time during the term by IBM GSA giving a notice to the Supplier specifying the benchmarker and the services to be benchmarked.

(d)	Assistance: The Supplier must give the benchmarker:

(i)	access to any premises, equipment, personnel or documents; and

(ii)	any assistance,

required by the benchmarker and relevant to conduct the benchmark, excluding information relating to the Supplier’s costs and margins.

(e)	Comparison: The benchmarker will benchmark the Services against comparable organisations. The parties will give the benchmarker guidance on criteria to take into consideration when selecting comparable organisations which may include the volumes and growth of resources, service levels, scope of services, financials and other relevant factors identified during this process.

(f)	Assessments: as advised by IBM GSA, may have the Services (or any material part of the Services) benchmarked against:

(i)	price/performance ratio compared with the top comparable organisations; or

(ii)	any other measure agreed by the parties.

(g)	Report: IBM GSA, including in consultation with WBC, will ask the benchmarker to provide the Supplier with a copy of the benchmarker’s report (and if the benchmarker does not give the Supplier a copy, IBM GSA, including as the case may be if so permitted by WBC, will provide a copy to the Supplier). The Supplier must provide IBM GSA with a copy of all reports from benchmarking carried out by (or at the request of) the Supplier and relating to the Services (which may be modified so that they do not identify the Supplier’s customers or it’s internal costs and margins).

(h)	Errors: If the Supplier has reason to believe the benchmark report contains manifest errors, the Supplier may notify IBM GSA by:

(i)	specifying the errors;

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(ii)	providing any report, data or other evidence that demonstrates or justifies the Supplier’s belief; and

(iii)	proposing amendments to the benchmark report (and/or the benchmark results) necessary to correct the errors.

(i)	Resolution: IBM GSA, including in conjunction with WBC, will review any notice given by the Supplier under clause 3.20.2 (h) and take appropriate action. If the parties do not agree on the appropriate course of action, either party may invoke the dispute resolution procedures in clause 3.38 (Dispute Resolution) to resolve the dispute.

(j)	Results: If a benchmark shows that the way in which the Supplier is providing the Services is not competitive with comparable organisations, IBM GSA or WBC may by notice given by IBM GSA to the Supplier:

(i)	require the Supplier to prepare and implement an agreed improvement plan to bring the Services into line with the benchmark; and

(ii)	if the Supplier fails to prepare and implement a plan in accordance with clause 3.20.2 (j) (i) (including if the parties have not agreed on a plan) or a dispute under clause 3.20.2 ()has not been not resolved within 90 days after the date of the benchmark report, IBM GSA may by written notice require an adjustment to the fees and/or Service Levels so that they reflect the level established by the benchmark report as competitive, and the adjustment will take effect from the date of IBM GSA’s notice.

(k)	Re-adjustment following resolution of dispute: If a dispute under clause 3.20.2 (I) is resolved after IBM GSA has exercised its rights under clause 3.20.2 (j) (ii) and it is agreed that the benchmarking results were erroneous, the fees and/or Service Levels will be readjusted to take into account the agreed error. The readjustment will apply from the date of the original adjustment.

(l)	Termination: If the Supplier fails to comply with a direction by IBM GSA of the kind referred to in clause 3.20.2 (j) (Results), the Supplier will be in material breach of the Statement of Work and IBM GSA may, as its sole remedy for the failure to comply:

(i)	terminate the Statement of Work, without liability to either party (ie, IBM GSA will have no requirement to pay Termination Fees and the Supplier will not be liable in damages); or

(ii)	cease to the acquire relevant part of the Services from the Supplier and in such case:

(A)	minimum commitments (if any) will be reduced proportionately;

(B)	IBM GSA will have no obligation to pay any Service Charges after termination or Termination Fees in respect of those Services terminated; and

(C)	all costs (including infrastructure and other capital costs) relating to those Services will be excluded when determining any termination charges payable as a result of a termination for convenience and the table of termination for convenience charges will be amended accordingly for the remaining Services.

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3.21.	EXTRAORDINARY EVENTS

3.21.1. Notice

IBM GSA may notify Supplier if WBC advise that an Extraordinary Event has occurred or is likely to occur and provide details of such Extraordinary Event.

3.21.2. Report

On receipt of a notice, the Supplier must promptly determine and report to IBM GSA the effect on:

(a)	the level of resources required to provide the Services (‘Required Resources’); and

(b)	the Base Fees.

as a result of the Extraordinary Event.

3.21.3. Resources

The parties must use their best efforts to agree on the level of Required Resources and, having agreed, will (if required by IBM GSA) adjust the Baseline Volumes to reflect the level of Required Resources. If the parties cannot agree on the Required Resources, IBM GSA in consultation with WBC, may determine the level of Required Resources and use the ARC/RRC clauses to pay for those resources.

3.21.4.	Base Fees

The parties will use their best efforts to agree on a new level of Base Fees for the Required Resources. The new level of Base Fees will not be less favourable than the fees that would be payable as a result of operation of clause 3.16.5 (ARCs and RRCs). If the parties cannot agree on a new level of Base Fees, IBM GSA may rely on the operation of those clauses.

3.21.5. Implementation

Once the Required Resources have been determined under clause 3.21.3 (Resources) the Supplier must immediately take all steps necessary to provide the level of Required Resources, and in the case of a reduction, the new level of Base Fees will apply from the date the determination is made under clause 3.21.3 (Resources). If the level of Base Fees increases as a result of the Extraordinary Event, the new level of Base Fees will not come into effect until the Supplier has deployed the additional resources required, to IBM GSA’s/WBC’s joint reasonable satisfaction.

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3.22.	LICENCES

3.22.1.	IBM GSA Licence to the Supplier

For and on behalf of WBC and as provided to IBM GSA by WBC, IBM GSA grants the Supplier:

(a)	a fully paid-up non-exclusive licence to use, modify, merge with other software, and reproduce the WBC Software and WBC Group Material for the Term for the sole purpose of, and only to the extent necessary for, providing the Services to IBM GSA and for the benefit of the WBC Group; and

(b)	the right to grant sub-licences to Approved Subcontractors on the same terms for the sole purpose of performing the Services.

3.22.2.	Supplier Licence to IBM GSA.

The Supplier grants to IBM GSA, including and for the benefit of WBC, and each member of the WBC Group an irrevocable, perpetual, fully paid-up non-exclusive licence to use modify, merge with other software, and reproduce the Supplier Software/Tools, Supplier Material and Third Party Material and access (and the right to grant access to any supplier of IBM GSA providing products or services for the benefit of WBC) the design features of the Supplier Software/Tools including data models, application structures and object libraries of or used by the Supplier Software/Tools to the extent necessary to permit modification and merger of and interfacing to the Supplier Software/Tools and reuse of components (such as objects or modules) of the Supplier Software/Tools for the purpose of:

(a)	receiving the benefit of the Services; and

(b)	conducting the Services or services similar to the Services itself or appointing a third party to do so for IBM GSA or WBC.

3.22.3.	Third party licences

The Supplier:

(a)	grants IBM GSA and for the benefit of WBC and each member of the WBC Group an irrevocable, perpetual, fully paid-up non-exclusive licence to use modify, merge with other software, and reproduce the Third Party Software/Tools and access (and the right to grant access to any supplier of IBM GSA and for the benefit of WBC, or to any supplier of WBC itself) the design features of the Third Party Software/Tools including data models, application structures and object libraries of or used by the Third Party Software/Tools to the extent necessary to permit modification and merger of and interfacing to the Third Party Software/Tools and reuse of components (such as objects or modules) of the Third Party Software/Tools for the purpose of:

(i)	receiving the benefit of the Services; and

(ii)	conducting the Services or services similar to the Services itself or appointing a third party to do so for IBM GSA or WBC; or

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(b)	if IBM GSA reasonably directs, grants to IBM GSA and for the benefit of WBC and each member of the WBC Group, or will procure the grant of, a licence to use the Third Party Software/Tools on terms approved by WBC as advised by IBM GSA, which must include an automatic right to novate the licence back to WBC on termination of this Statement of Work at no cost to either IBM GSA or WBC.

3.23.	NEW MATERIAL AND MODIFICATIONS

3.23.1.	Definitions

In this clause and in clauses 3.24, 3.25, 3.27:

(a)	‘Existing Supplier Software’ means any Software owned by the Supplier at the Commencement Date;

(b)	‘Existing Supplier Tools’ means any Tools owned by the Supplier at the Commencement Date;

(c)	‘Material’ means any documented methodology or process, documentation or other material in whatever form, including without limitation any reports, any specification, Project Plan, business rules or requirements, user manuals, user guides, operations manuals, training materials and instructions but does not include Software or Tools;

(d)	‘Modifications’ means enhancements, corrections, adjustments, fixes, and patches;

(e)	‘New Contract Material’ means any Material created by the Supplier in the course of providing the Services;

(f)	‘New Supplier Software’ means any Software developed by the Supplier in the course of providing the Services;

(g)	‘New Supplier Tools’ means any Tools developed by the Supplier in the course of providing the Services, including Modifications to Existing Supplier Software/Tools;

(h)	‘Supplier Software/Tools’ means Software or Tools owned by a member of the Supplier Group, including the Existing Supplier Tools and the New Supplier Tools and Existing Supplier Software and New Supplier Software;

(i)	‘Third Party Software/Tools’ means any:

(i)	Software owned by a third party that is used by the Supplier in providing the Services;

(ii)	Tools owed by a third party that are used by the Supplier in providing the Services;

(j)	‘Tools’ means any software tools, processes or methods used by an IT&T services provider to provide IT&T services to a customer;

(k)	‘WBC Software’ means Software owned by a member of the WBC Group.

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(l)	‘WBC Specific Development’ means any Software or Tools created by the Supplier in the course of providing the Services as a Project or within the Base Fees that is created to meet a WBC specific requirement.

3.23.2.	Supplier will own

The Supplier will own the IPR in:

(a)	the New Supplier Tools and New Supplier Software, to the extent that they are not WBC Specific Developments;

(b)	Modifications to the Supplier Software/Tools and Third Party Software/Tools (which are not owned by third parties), to the extent that they are not WBC Specific Developments;

(c)	WBC Specific Developments, if IBM GSA for and on behalf of WBC, has agreed in accordance with clause 3.23.4 that the Supplier will own the IPR in a WBC Specific Development; and

(d)	New Contract Material, if WBC, as advised by IBM GSA, has agreed in accordance with clause 3.23.4 that the Supplier will own the IPR in a specific item of New Contract Material.

3.23.3.	WBC will own

WBC will own the IPR (and the Supplier will secure the vesting of such IPR in WBC) in:

(a)	Modifications to the WBC Software;

(b)	WBC Specific Developments, except if WBC, as advised by IBM GSA, has agreed in accordance with clause 3.23.4 that the Supplier will own the IPR in a WBC Specific Development; and

(c)	New Contract Material, except if WBC as advised by IBM GSA, has agreed in accordance with clause 3.23.5 that the Supplier will own the IPR in a specific item of New Contract Material.

3.23.4.	Transfer of IPR in WBC Specific Developments

WBC may agree, as will be advised by IBM GSA, on a case by case basis, that the IPR in a WBC Specific Development should be transferred to the Supplier. WBC will transfer such IPR on giving a written notice forwarded by IBM GSA, in each of the following circumstances:

(a)	where

the WBC Specific Development was not created as part of a Project (in the case of either or both of the following alternatives):

(i)	the Supplier will incorporate the WBC Specific Development into its Supplier Software/Tools and provide it to its customers generally as part of its services; and

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(ii)	WBC reasonably agrees, as will be advised by IBM GSA, that the WBC Specific Development is not critical for WBC to maintain (or gain) a competitive advantage;

(b)	where IBM GSA, in consultation with WBC, and the Supplier agree that the Supplier will fund the WBC Specific Development (ie, IBM GSA does not pay for the Resource Units used in developing the WBC Specific Development); and

(c)	where IBM GSA, in consultation with WBC, and the Supplier agree on a royalty or a rebate of Service Charges in respect of the WBC Specific Development. In these cases, IBM GSA in consultation with WBC, may agree that the IPR will be jointly owned or that commercialisation rights will be granted to the Supplier.

In each case the IPR in the WBC Specific Development will be assigned to the Supplier on the date of IBM GSA’s notice (not to be unreasonably withheld).

3.23.5.	Transfer of IPR in New Contract Material

IBM GSA in consultation with WBC, may agree, on a case by case basis, that IPR in New Contract Material will be owned by the Supplier. IBM GSA in consultation with WBC, will agree that the IPR should be so transferred (and it will be automatically assigned upon its creation) in either of the following circumstances:

(a)	where the New Contract Material is inextricably mixed with Supplier Material or relates to Supplier Software/Tools; or

(b)	where the New Contract Material relates only to the Supplier’s internal performance measures, billing or administrative procedures or finances.

3.23.6.	End of licence

The licence granted by IBM GSA to the Supplier under clause 3.22.1 will terminate:

(a)	in respect of a particular item of WBC Group Material, if that item ceases to be used in performance of the Services, and the Supplier must promptly comply with clause 3.27 (Returning Material, Data and Information) in respect of that item; and

(b)	in total, on the Termination Date.

3.23.7.	No prejudice

The Supplier must not at any time:

(a)	disclose to or sub-license any third party (except to the extent permitted under clause 3.22.1 (IBM GSA Licence to the Supplier)) to use or perform any copyright acts in respect of WBC Group Material, without IBM GSA’s prior written consent; or

(b)	do anything or cause anything to be done which would prejudice IBM GSA’s, WBC right, title or interest in any of IBM GSA’s or WBC’s IPR.

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3.23.8.	Software Consistency

If the parties agree the Supplier is to own the IPR in Software or Material under clause 3.23.4 (Transfer of IPR in WBC Specific Developments) or 3.23.5 (Transfer of IPR in New Contract Material), the Supplier must ensure that WBC’s version of that Software remains consistent with the generally available version at no cost to IBM GSA or WBC.

3.24.	SUPPLIER SOFTWARE

3.24.1.	This Statement of Work is paramount

The Supplier agrees that the terms of this Statement of Work will not be varied by any licence to use the Supplier Software granted to IBM GSA or WBC by the Supplier or a Related Corporation and this Statement of Work prevails over any such licence to the extent of any inconsistency.

3.24.2.	Interface information

The Supplier must provide IBM GSA, and where IBM GSA directs to WBC, with appropriate interface information to enable IBM GSA or WBC as the case may be, to develop or replace any Software that is not commercially available.

3.25.	IPR INFRINGEMENT INDEMNITY

3.25.1.	Supplier Indemnity

The Supplier indemnifies each member of the IBM Group and of the WBC Group and each of their Personnel (‘those indemnified’) against all Damages that any of those indemnified may suffer or incur in connection with any Claim that:

(a)	any Software (other than WBC Software), other than Supplier Material or any other resource provided and used by the Supplier or by any third party on behalf of the Supplier in performing the Services (‘the Supplier Item’) or IBM GSA’s or WBC’s use or reproduction of any of those Supplier Items;

(b)	any Modification made to WBC Group Material by or for the Supplier; or

(c)	use by or on behalf of the Supplier of any WBC Group Materials in combination with Supplier Item;

(d)

any Claim that any WBC Group Material that is provided to the Supplier by IBM GSA or used by the Supplier to provide the Services (‘WBC Supplied Product’) infringes a third party’s Intellectual Property Rights, if the claim is based on or attributable to the fact that the Supplier has Modified (or has had Modified by a third party) any of WBC Supplied Product unless the Modification was made by the Supplier at the express direction of IBM GSA or WBC as advised by IBM GSA, and not in contravention of any conditions of

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use of WBC Supplied Product disclosed to the Supplier by IBM GSA for and on behalf of WBC,

infringes the Intellectual Property Rights of any person (‘IPR Infringement Claim’) and must satisfy any settlement of, or judgment given in, any IPR Infringement Claim.

3.25.2.	Warranty

The Supplier warrants:

(a)	that it is not aware of any existing or reasonably possible IPR Infringement Claim;

(b)	that, in performing the Services, it will not infringe the IPR of any person; and

(c)	that IBM GSA’s or WBC’s use of Supplier Software and Third Party Software provided by the Supplier will not infringe the IPR of any person:

3.25.3.	Remediation

If any Supplier Item becomes, or in the Supplier’s reasonable opinion is likely to become, the subject of an IPR Infringement Claim, the Supplier will, in addition to indemnifying IBM GSA as provided in this clause and to the other rights IBM GSA may have under this Statement of Work promptly, at the Supplier’s expense:

(a)	use its best efforts to secure the right to continue using the Supplier Item;

(b)	replace or Modify the item to make it non-infringing, provided that any such replacement or modification will not degrade the performance or quality of the affected component of the Services; or

(c)	if, and only if, the Supplier cannot do either (a) or (b), the Supplier must remove the Supplier Item from the Services and the Services Charges will be reduced to reflect that removal.

3.26.	CONFIDENTIALITY

3.26.1.	Permitted Disclosure

The Recipient must keep confidential the Owner’s, and as appropriate, WBC’s Confidential Information and may only disclose it:

(a)	to officers and employees of the Recipient, or officers and employees of any person with whom the Recipient has a confidentiality agreement that imposes on that person confidentiality obligations no less stringent than those imposed on Recipients under this attachment, who:

(i)	have a need to know (and only to the extent that each has a need to know); and

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(ii)	have been directed and have agreed to keep confidential the Confidential Information on terms consistent with this Statement of Work; or

(b)	to the extent, and to the persons, required by law.

The Supplier acknowledges that it has the same obligations of confidentiality which it has to IBM GSA to each member of the WBC Group as they relate to Confidential Information of the WBC Group.

3.26.2.	Permitted use

(a)	IBM GSA, the IBM Group for themselves and for the benefit of each WBC Group Company and each member of the WBC Group themselves, may use the Supplier’s Confidential Information in carrying on WBC Group Companies’ business operations.

(b)	IBM GSA grants the Supplier the use of the WBC and WBC Group Confidential Information to the extent necessary to perform its obligations under this Statement of Work within the constraints of the confidentiality provisions herein provided.

3.26.3.	Security and control

Each party must, at its own expense:

(a)	ensure, at all times, that each officer and employee to whom the other party’s Confidential Information has been disclosed under clause 3.26.2 keeps that information confidential;

(b)	establish and maintain effective security measures to safeguard the other’s Confidential Information from unauthorised access or use;

(c)	keep the other’s Confidential Information under its control;

(d)	immediately take all steps to prevent or stop, and comply with any direction issued by the other party from time to time regarding, a suspected or actual breach; and

(e)	immediately notify the other party of any suspected or actual unauthorised use, copying or disclosure of the other’s Confidential Information.

3.26.4.	Supplier assistance with proceedings

The Supplier will provide assistance, reasonably requested by IBM GSA in relation to any proceedings that IBM GSA may take against any person for unauthorised use, copying or disclosure of IBM GSA’s, IBM Group’s or WBC’s Confidential Information.

3.26.5.	IBM GSA assistance with proceedings

IBM GSA will provide assistance reasonably requested by the Supplier in relation to any proceedings that the Supplier may take against any person for unauthorised use, copying or disclosure of the Supplier’s Confidential Information.

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3.26.6.	Acknowledgment

Each party acknowledges that it is aware that any breach of this clause 3.26 may result in damage to the other party and that each party is entitled to enforce its rights by specific performance or injunction proceedings as monetary damages may not be sufficient relief.

3.26.7.	Return of Confidential Information

The Recipient must immediately on request from the Owner:

(a)	return to the Owner;

(b)	destroy and certify in writing to the Owner the destruction of; xxx

(c)	destroy and permit an employee of the Owner to witness the xxx all the Owner’s Confidential Information in the Recipient’s possession or xxx

(i)	one copy of any notes and other records that a xxx retain; and

(ii)	information IBM GSA is required to disclose in xxx reporting obligations to the Australian Government.

3.26.8.	Effect of termination

On termination of this Statement of Work, each party agrees that:

(a)	it must continue to keep confidential in accordance with this clause 3.26 the other party’s Confidential Information; and

(b)	its rights to use and disclose the other party’s Confidential Information cease other than in relation to information either party (including subcontractors) is required to disclose in order to comply with any legal, regulatory, or stock exchange reporting obligations.

3.26.9.	Public statements

The Supplier will not make any public statements about the Statement of Work, the Services or its relationship with IBM GSA, or IBM GSA’s relationship with WBC, without IBM GSA’s prior written approval.

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3.27.	RETURNING MATERIAL, DATA AND INFORMATION

3.27.1.	Supplier’s obligations

Upon IBM GSA’s request or at the end of the Disengagement Period, the Supplier must:

(a)	promptly return all IBM GSA Data, WBC Data, WBC Group Material and all physical and written records databases or any other medium whatsoever containing WBC Confidential Information, IBM GSA Data or WBC Data, and all documentation relating to or concerning that Confidential Information (or the part IBM GSA requests) (including copies) to IBM GSA or WBC as will be advised by IBM GSA, in a form reasonably requested by IBM GSA; or

(b)	if requested by IBM GSA:

(i)	destroy that IBM GSA Data, WBC Data, WBC Group Material and WBC Confidential Information (including copies) in manner specified by IBM GSA; and

(ii)	promptly certify to IBM GSA in writing that it has done so.

If the Disengagement applies to less than all the Services, the obligations in this clause 3.27 only apply to those terminated, removed or cancelled Services.

3.27.2.	IBM GSA’s obligations

At the end of the Disengagement Period, IBM GSA must, subject to its rights under any licence granted under this Statement of Work:

(a)	promptly return all the Supplier Material and all physical and written records containing the Supplier Confidential Information, and all documentation relating to or concerning that Confidential Information (or the part the Supplier requests) (including copies) to the Supplier in a form reasonably requested by the Supplier; or

(b)	if requested by the Supplier:

(i)	destroy the Supplier Material and the Supplier Confidential Information (including copies) in manner specified by the Supplier; and

(ii)	promptly certify to the Supplier in writing that it has done so.

3.28.	COMPLIANCE WITH LAWS

3.28.1.	Compliance

The Supplier must comply with all Laws in each of the following cases:

(a)	to the extent that the Laws apply to the Supplier’s performance of the Services;

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(b)	to the extent that the Supplier’s non-compliance with the Laws in performing the Services would cause either IBM GSA or WBC to breach a Law.

3.28.2.	Privacy specific requirements

In addition to clause 3.28.1 (Compliance):

(a)	the Supplier will be responsible for managing any issues concerning privacy as they relate to the Services and for any loss suffered by IBM GSA or WBC as a result of the Supplier’s failure to comply with privacy legislation; and

3.28.3.	Notification of Breach

The Supplier must immediately notify IBM GSA if it receives a written allegation of non-compliance with any Law by any person relating to those Laws referred to in Clause 3.28.1.

3.29.	TERMINATION

3.29.1.	Termination by IBM GSA or WBC for cause

If so advised by WBC, IBM GSA may, or IBM GSA may itself, terminate this Statement of Work by giving written notice to the Supplier if:

(a)	the Supplier materially breaches the agreement and the breach (“Material Breach”) cannot be, or is not, rectified within 30 days after a notice from IBM GSA, or such lesser period of notice which is available to IBM GSA in the circumstances, specifying the breach;

(b)	an Insolvency Event occurs in relation to the Supplier (or an upstream member of the Supplier Group);

(c)	a Service Level Termination Event occurs (see Attachment C, Clause 10.1.10 for definition of Service Level Termination Event);

(d)	any other event specified in this Statement of Work as giving rise to a right for IBM GSA to terminate immediately occurs; or

(e)	the Supplier commits a series of breaches that together constitute a Material Breach.

Notwithstanding anything else express or implied, this Statement of Work shall immediately come to an end if the Prime Contract comes to an end for any reason. If this occurs by reason of WBC not exercising its rights under the Prime Contract and the Supplier is owed any monies by WBC under the Prime Contract, IBM GSA shall pass those monies on to the Supplier.

3.29.2.	Termination for Change of control

IBM GSA may after giving due consideration to all circumstances and not acting unreasonably, terminate this Statement of Work either for itself or on behalf of WBC, by giving written notice to

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the Supplier if there is a change of control of the Supplier (or an upstream member of the Supplier Group). In the case of WBC requiring termination under this clause, IBM GSA will use best commercial efforts to ensure that WBC gives due consideration to all circumstances and does not act unreasonably in demanding such termination. If IBM GSA gives such a notice of termination, then:

(a)	if the change of control:

(i)	results in a competitor of either IBM GSA or WBC controlling the Supplier (or an upstream member of the Supplier Group); or

(ii)	is reasonably likely in either IBM GSA’s or WBC’s opinion (as the case may be), to have a detrimental effect on the Supplier’s ability to provide the Services in accordance with the Statement of Work,

IBM GSA for itself or on behalf of WBC, will not be obliged to pay any compensation to the Supplier; or

(b)	if the change of control does not have either of the effects mentioned in clause 3.29.21.1(a), IBM GSA must:

(i)	where the termination is invoked at the request of WBC, pay the Supplier 50% of the fee payable for termination for convenience at that point in the Term; or

(ii)	where the termination is invoked by IBM GSA for itself, pay the Supplier the fee payable for termination for convenience at that point in the Term.

3.29.3.	Partial termination

If IBM GSA is entitled to terminate this Statement of Work for cause under clause 3.29.1, then IBM GSA may, in lieu of termination, (in addition to any other rights it has under this Statement of Work), and without liability to the Supplier, elect to remove some of the Services from the scope of this Statement of Work by giving written notice to that effect to the Supplier in which case the following procedure will apply:

(a)	the Supplier will have 14 days after receipt of the notice in which to:

(i)	accept the notice; or

(ii)	notify IBM GSA that the Supplier believes it is not reasonably commercially viable for the Supplier to perform the remaining Services;

(b)	if the Supplier gives IBM GSA a notice under paragraph (a)(ii), IBM GSA may choose to:

(i)	withdraw its notice removing Services from scope; or

(ii)	exercise its right to terminate the entire Statement of Work; and

(c)	if the Supplier does not give IBM GSA a notice under paragraph (a)(ii), the Services specified in IBM GSA’s notice will be removed from scope from the date of that notice.

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IBM GSA’s exercise of this right will not affect any subsequent right to terminate.

3.29.4.	Termination by IBM GSA for convenience

IBM GSA may terminate the whole or any part of this Statement of Work for convenience at any time by giving Supplier at least 6 months prior written notice.

3.29.5.	Termination of Prime Contract

If the Prime Contract is terminated for any reason and IBM GSA has no other right of termination under this SOW, IBM GSA may terminate this SOW by giving the Supplier written notice as soon as becoming aware that the Prime Contract is so terminated.

3.29.6.	Termination Fee

If IBM GSA terminates under clause 3.29.4 (Termination by IBM GSA for Convenience) or under Clause 3.29.5 (Termination of Prime Contract) except where this SOW is novated to WBC in accordance with Clause 3.29.10, IBM GSA will pay the Supplier the Termination Fee, calculated in accordance with Attachment D (Pricing).

3.29.7.	Sole remedy

The amount payable by IBM GSA under clause 3.29.5 (Termination Fee) will be the Supplier’s .sole remedy for IBM GSA terminating for convenience.

3.29.8. Offer	to IBM GSA or WBC

If this Statement of Work is terminated, the Supplier must, upon termination, give IBM GSA or WBC the right to

(a)	employ any personnel used solely or primarily by the Supplier to provide the Services during the 12 month period prior to termination (and the Supplier must not make any counter offers) (for the avoidance of doubt, “solely” shall mean those personnel listed within this SOW as may be amended from time to time, and, “primarily” shall mean those personnel that have over the 12 month period for the majority of the time, been constantly employed by the Supplier in the provision of the Services);

(b)	acquire any dedicated equipment (at the lower of market price and written down book value) used to provide the Services; and

(c)	take over any premises that were used principally or solely to provide the Services.

(d)	Premises referred to in 3.29.8.(c) may belong to either WBG group, IBM GSA or the Supplier.

(i)	In the case of Supplier and WBC Group ownership, take over shall mean re-possession by WBC group of management of the premises.

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(ii)	In case of Supplier owned premises, where services being provided are critical, for the retention of the premises the parties will agree to the operational mechanism for the WBC Group to retain the facility for ongoing provision of services.

3.29.9. Mitigation

The Supplier must mitigate the cost of termination, including by using its best efforts to:

(a)	redeploy personnel used to provide the Services (excluding those employed by IBM GSA after termination);

(b)	terminate contractors in accordance with the terms of their contracts so as to avoid any liability to pay compensation for early termination; and

(c)	redeploy any equipment used to provide the Services that is not acquired by IBM GSA.

3.29.10. Novation

3.29.10.1.	The Supplier acknowledges that under the terms of the Prime Contract, WBC may direct IBM GSA to novate this SOW to WBC.

3.29.10.2.	If WBC gives a direction to IBM GSA as described in clause 3.29.1, the Supplier must:

(a)	consent to and do all things necessary to assist in the novation of this SOW to WBC;

(b)	provide WBC with any information and documents necessary to enable or assist WBC to manage the Services and assume the equivalent rights as IBM GSA under this SOW; and

(c)	minimise any cost to IBM GSA and/or WBC as a result of novating this SOW (including any change in the cost of performing the Services).

3.29.10.3.	IBM GSA is not required to pay the Supplier the Termination Fee if this SOW is novated to WBC under clause 3.29.1.

3.30.	WARRANTIES

3.30.1.  Warranties

In addition to the warranties provided within the Customer Solutions Agreement, the Supplier warrants that:

(a)	all reporting and invoicing for Services will be compatible with and integrate with IBM GSA’s systems as communicated between the parties;

(b)	the Supplier will provide the Services using proven, current technology as it evolves over the Term (consistent with the Supplier’s obligations in relation to Technology Evolution) that will enable IBM GSA or WBC to take advantage of technological advancements and support IBM GSA’s or WBC’s efforts to continually improve program service delivery to its clients and customers;

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3.30.2.	IBM GSA representations and warranties

IBM GSA transfers, licenses, provides or otherwise makes available all of the Acquired Assets, WBC Group Material and Equipment, and other assets, Material, facilities or resources to be transferred, licensed, provided or otherwise made available by IBM GSA to the Supplier under this Statement of Work (collectively ‘WBC Group Assets’) to the Supplier on an ‘as is” basis and the Supplier acknowledges and accepts that, to the extent permitted by Law, no representation has been made and no warranty is or has been expressly or impliedly given by or on behalf of IBM GSA in respect of:

(a)	the condition, state of repair, quality, fitness for purpose or merchantability of any of WBC Group Assets; or

(b)	the accuracy, completeness, currency, suitability or efficacy of any of WBC Group Data or WBC Group Material.

3.31.	GENERAL INDEMNITIES

3.31.1.	Indemnity by Supplier

The Supplier must indemnify, defend and hold harmless each IBM Group Company and each WBC Group Company, their employees, agents, successors and assigns, from any and all Damages arising from, in connection with, or based on allegations of, any of the following:

(a)	the Supplier’s breach of:

(i)	any representation and warranty specified in clause 3.31.1 (f); or

(ii)	its obligations with respect to WBC Confidential Information;

(b)	any claim, demand, proceeding or other action (‘Claim’) arising out of or related to occurrences the Supplier is required to insure against pursuant to clause 3.33 (Risk Management)

(c)	any Claim arising out of or in any way relating to:

(i)	the Supplier:

(A)	engaging a contractor; or

(B)	employing or terminating the employment of any person,;

(ii)	any fraudulent act or omission, or any fraudulent misrepresentation or deceit by the Supplier, its Personnel or subcontractors in connection with this Statement of Work; or

(iii)	a decision by IBM GSA or WBC not to approve a subcontractor or to revoke its approval for an Approved Subcontractor under clause 3.13 (Subcontractors);

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(d)	any Claim whether or not IBM GSA is liable at law for the amount the subject of the Claim, which may be made against IBM GSA by, or on behalf of:

(i)	a State or Territory Payroll Tax Office in respect of any payroll tax or penalties that the office may seek to recover from IBM GSA in respect of any amounts paid to the Supplier under this Statement of Work;

(ii)	any revenue raising authority including the Commissioner of Taxation in respect of any other payment, liability, or penalty that the authority may seek to recover from IBM GSA in respect of any amounts paid to the Supplier under this Statement of Work;

(e)	any Claim arising, from:

(i)	the Acquired Assets; or

(ii)	Third Party Agreements to which the Supplier is or becomes a party as a consequence of the operation of this Statement of Work; and

(f)	any Claim arising from any breach by the Supplier of its obligations under clause 3.28 (Compliance with Laws).

3.31.2.	Handling third party claims

In the event of a third party Claim to which clause 3.31 applies or an IPR Infringement Claim:

(a)	IBM GSA must promptly notify the Supplier which notice shall also be provided to WBC;

(b)	the Supplier must promptly admit its obligations under clause 3.25.1 or clause 3.31 (as applicable);

(c)	if the Supplier complies with paragraph (b), IBM GSA will withdraw from the proceedings and:

(i)	IBM GSA will give the Supplier full control over any proceedings and negotiations and full authority to reach any settlement, and will provide assistance reasonably requested by the Supplier;

(ii)	the Supplier may use lawyers of its choice;

(iii)	the Supplier must ensure that the Claim is promptly and fully defended;

(iv)	in defending the IPR Infringement Claim the Supplier must not unnecessarily or unreasonably take or fail to take any action if to do so would damage IBM GSA’s name and reputation; and

(v)	the Supplier must obtain IBM GSA’s written approval to any proposed settlement terms before accepting them, and IBM GSA will not unreasonably withhold that approval;

(d)	if, in IBM GSA’s reasonable opinion, the Supplier is not acting in accordance with paragraphs (c)(iii) or (iv), IBM GSA may, after giving notice to the Supplier, defend or

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settle the Claim or IPR Infringement Claim, in which case IBM GSA will consult with the Supplier during the proceedings and before settling the IPR Infringement Claim;

(e)	if the Supplier does not comply with paragraph (b), IBM GSA may:

(i)	defend the Claim, and keep the Supplier informed of the progress;

(ii)	settle the Claim for a commercially reasonable result and consult with the Supplier before agreeing to a settlement amount.

3.31.3.	Enforcement of indemnities

It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this Statement of Work.

3.32.	PERSONAL INJURY, PROPERTY DAMAGE INDEMNITY

3.32.1.	The Supplier indemnifies IBM GSA

The Supplier indemnifies each IBM Group Company and each WBC Group Company against all Damages that that company may sustain or incur (including those sustained or incurred as a result of a claim by a third party against IBM GSA as a result of:

(a)	any injury to or death of any person arising out of or in any way relating to this Statement of Work; or

(b)	damage to any real or tangible property, caused by an act or omission of the Supplier Group or the Supplier Group’s Personnel.

3.32.2.	IBM GSA indemnifies the Supplier

IBM GSA indemnifies the Supplier against all Damages that the Supplier may sustain or incur (including those sustained or incurred as a result of a claim by a third party against the Supplier or any Related Company) as a result of:

(a)	any injury to or death of any person arising out of or in any way relating to this Statement of Work; or

(b)	damage to any real or tangible property,

caused by an act or omission IBM GSA or IBM GSA’s Personnel.

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3.33.	RISK MANAGEMENT

3.33.1. Insurance	Coverage

The Supplier must take out and maintain the following types of insurance policies with a reputable insurance company and on terms acceptable to WBC as will be advised by IBM GSA:

(a)	public liability insurance (extending to Commercial General liability and Business Automotive insurance) for an insured amount of not less than:

(i)	[$8 m] per occurrence; and

(ii)	[$8 m] in aggregate;

(b)	professional indemnity or ‘errors and omissions’ insurance for an insured amount of not less than [$NZ10 . m] per occurrence and] in aggregate each year to cover any claim against the Supplier for any reason for any Damages due to error or any negligent, wrongful act or omission by Supplier and any of its personnel in rendering or failing to render professional services; and

(c)	employee dishonesty and computer crime insurance for an insured amount of not less than $8 million per occurrence.

3.33.2.	Terms of Insurance

The Supplier must:

(a)	if requested by IBM GSA, provide current relevant confirmation of insurance documentation from its insurance brokers certifying that it has insurance as required by this clause;

(b)	take out insurance policies that:

(i)	include where allowed by legislation, a principal’s indemnity; and

(ii)	are primary and without any right of contribution by IBM GSA or any insurance effected by IBM GSA except to the extent IBM GSA is legally liable (including negligence) in respect of carrying out its obligations pursuant to this Statement of Work; and

(c)	in respect of the Supplier’s obligations under property insurance, provide in writing a full description and the current market value as determined by the inventory process (as defined in the Transition Plan) of all Equipment and Software.

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3.34.	LIABILITY

3.34.1.	Limitation of liability

Subject to clauses 3.34.2 (Interpretation of caps) and clause 3.34.3 (Exceptions), each party’s liability to the other is as follows:

(a)	unlimited for:

(i)	all Causes of Action under only those indemnities in the following clauses;

(A)	clause 3.25.1;

(B)	clause 3.31.1 (a);

(C)	clause 3.31.1.1(c)(ii);

(D)	clause 3.31.1(f);

(E)	clause 3.32;
(ii)	Services Charges payable under this Statement of Work; and

(b)	for all other Causes of Action in aggregate:

(i)	during the first 3 months after the Commencement Date, to $100,000;

(ii)	from the 4th month after the Commencement Date until the first anniversary of the Commencement date, to the total amount of Service Charges for the Services performed during the period from the Commencement Date up to the date on which the event (or the first in a series of events) that gave rise to the Cause of Action; and

(iii)	thereafter, to the total amount of Service Charges for the Services performed in the 12 month period ending on the date on which the event (or the first in a series of events) that gave rise to the Cause of Action.

3.34.2.	Interpretation of caps

In clause 3.34.1 (Limitation of Liability):

(a)	a cap based on Service Charges is calculated as the sum of:

(i)	all Service Charges paid by IBM GSA to the Supplier for the performance of the applicable Services;

(ii)	all unpaid Service Charges due to the Supplier for the performance of the applicable Services; and

(iii)	all Service Charges that would have been payable by IBM GSA to the Supplier if the Supplier had fully performed its obligations under this

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Statement of Work but which have not become payable as a result of the Supplier’s failure to fully perform its obligations under this Statement of Work; and

(b)	Financial Performance Credits and Financial Deliverable Credits are excluded from the calculation of the cap on liability.

3.34.3.	Exceptions and Exclusions

(a)	This clause does not exclude or limit the application of any statutory provision (including a provision of the Trade Practices Act 1974 (Cth)) where to do so would:

(i)	contravene that statute; or

(ii)	cause any part of this clause to be void.

(b)	Exclusion For Consequential Losses

Except for losses for which a party is liable under an unlimited indemnity and amounts a party owes to the other (including due and payable Services Charges, Financial Performance Credits, Financial Deliverable Credits and Critical Failure Credits) under this Statement of Work, in no event will either party have any liability to the other arising from any Cause of Action for special, indirect, punitive or incidental damages or economic consequential damages (including any loss of savings or loss of profits) even if forseeable or even if IBM GSA or the Supplier has been advised of the possibility of such damages.

3.34.4.	Exclusion or limitation of implied conditions and warranties

The Supplier:

(a)	excludes all implied conditions and warranties except any implied condition or warranty the exclusion of which would cause this clause to be void (‘Non-excludable Condition’); and

(b)	limits its liability to WBC for breach of any Non-excludable Condition (other than that implied by section 69 of the Trade Practices Act 1974 (Cth)), at the Supplier’s option, to providing, replacing or repairing goods or providing Services again.

3.34.5.	IBM GSA indemnity

(a)	IBM GSA will comply with the terms and conditions of this Statement of Work so far as they apply to the provision of those Services and their use by IBM GSA.

(b)	The parties agree that IBM GSA will be bound by, and entitled to the benefit of, all other provisions of this Statement of Work that relate to those Services and their use, including the limitation and exclusions of the Supplier’s liability specified in this clause 3.34 (Liability) (which apply to the IBM GSA as a whole), as if it were a party to this Statement of Work (which it is not, either directly or as a result of any express or implied agency).

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(c)	IBM GSA will have the sole right to conduct and settle any claims or causes of action that IBM GSA may have against the Supplier under this Statement of Work, including the conduct of any proceedings in court or mediation or other dispute resolution procedure under clause 3.38 (Dispute Resolution). For the avoidance of doubt, nothing in this Statement of Work prevents a party from bringing a Claim against the Supplier which is conducted in accordance with this paragraph.

3.34.6.	Supplier Group indemnities

(a)	The Supplier will ensure that each Supplier Group Company will comply with the terms and conditions of this Statement of Work to the extent that the Statement of Work gives that Supplier Group Company rights and/or benefits (eg, the right to access or use WBC’s Confidential Information).

(b)	The parties agree that each Supplier Group Company will be bound by, and entitled to the benefit of, all other provisions of this Statement of Work to the extent that they relate to or impose conditions, limitations or exclusions in relation to the Supplier Group Company, including the limitation and exclusions of IBM GSA’s liability specified in this clause 3.34 (Liability) (which apply to the Supplier Group as a whole), as if it were a party to this Statement of Work (which it is not, either directly or as a result of any express or implied agency).

(c)	The Supplier will have the sole right to conduct and settle any claims or causes of action that any Supplier Group Company may have against IBM GSA under this Statement of Work, including the conduct of any proceedings in court or mediation or other dispute resolution procedure under clause 3.38 (Dispute Resolution). For the avoidance of doubt, nothing in this Statement of Work prevents a party from bringing a Claim against IBM GSA which is conducted in accordance with this paragraph.

(d)	The Supplier indemnifies IBM GSA against all Damages payable by IBM GSA as a result of any Cause of Action which a Supplier Group Company (other than the Supplier) pursues other than in accordance with paragraph (c).

3.35.	VIRUS AND HARMFUL CODE PROTECTION

3.35.1	Supplier responsibility

The Supplier must:

(a)	use its best efforts to ensure that no computer program virus or other code that is harmful, destructive, disabling or which assists in or enables theft or alteration of data (‘Harmful Code’) is coded or introduced into:

(i)	the Software and systems used and controlled by the Supplier to provide the Services;

(ii)	Deliverables; or

(iii)	any Software or systems provided by the Supplier;

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(b)	use virus detection software in conformity with the requirements of this Statement of Work; and

(c)	not during or after the Term, unless IBM GSA directs the Supplier to do so in writing, insert or knowingly permit any Third Party to insert into the Software, or any other software used by IBM GSA any code that would have the effect or intended effect of disabling or otherwise shutting down all or any portion of the systems or software used to supply the Services or used by IBM GSA.

3.35.2.	Procedure if Harmful Code is found

If any Harmful Code is found to have been introduced into the systems used to provide the Services, the Supplier must:

(a)	immediately report that fact to IBM GSA and provide all information reasonably requested by IBM GSA in relation to the Harmful Code, its manner of introduction and the effect the Harmful Code has had or is likely to have;

(b)	take all necessary remedial action to eliminate the Harmful Code and prevent reoccurrence (including implementing appropriate processes to prevent further occurrences), the cost of which will be borne by the Supplier if:

(i)	the Supplier or Supplier Personnel introduced the Harmful Code; or

(ii)	introduction of the Harmful Code was caused by the Supplier’s negligence or failure to comply with this Statement of Work;

(c)	rectify any consequences; and

(d)	if the Harmful Code causes a loss of operational efficiency or loss of data, assist IBM GSA to the same extent to mitigate the losses and restore the efficiency and/or data.

3.36.	DATA

3.36.1.	Ownership and use of WBC Group Data

The WBC Group Data is and will remain the property of WBC. The Supplier must not:

(a)	use WBC Group Data for any purpose other than directly in relation to the supply of the Services;

(b)	purport to sell, let for hire, assign rights in or otherwise dispose of any of WBC Group Data;

(c)	make any of WBC Group Data available to any third party other than an Approved Subcontractor and then only to the extent necessary to enable the Approved Subcontractor to perform its part of the Services; or

(d)	commercially exploit WBC Group Data and ensure that none of the Supplier Personnel commercially exploit any of WBC Group Data.

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.36.2.	Safeguarding data

The Supplier must establish and maintain safeguards against the destruction, loss or alteration of WBC Group Data in the possession of the Supplier that:

(a)	are no less rigorous than the safeguards that can reasonably be expected in well run data centres; and

(b)	comply with all Laws and any procedures specified by WBC and included by IBM GSA in Attachment H (Compliance Procedures).

3.36.3.	Access requirements

The Supplier must comply with:

(a)	all WBC data security requirements in respect of access to WBC Group Data, as will be advised by IBM GSA, including but not limited to the requirements specified in Attachment H (Compliance Procedures);

(b)	prohibit and prevent any person who does not have the appropriate level of security clearance from gaining access to WBC Group Data; and

(c)	notify IBM GSA immediately and comply with all directions of IBM GSA if the Supplier becomes aware of any contravention of WBC data security requirements.

3.36.4.	Obligations

The Supplier must maintain and enforce safety and security procedures and safeguards (including procedures and safeguards against the destruction, loss, disclosure, alteration or unauthorised use of WBC data) in accordance with:

(a)	the then current WBC security policy; and

(b)	this Statements of Work.

3.36.5.	Interim policy

During the transition period, the security policy will be WBC security policy in force on contract signing.

3.36.6.	Data recovery and back-up

The Supplier must:

(a)	maintain backups in accordance with this Statement of Work; and

(b)	where there is a loss of or damage to WBC Data, the Supplier must (at no cost to IBM GSA or WBC in addition to the Base Fees) reload the data saved at the last backup.

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4 January 2001

3.37.	GENERAL

3.37.1	Assignment by the Supplier

The Supplier must not assign this Statement of Work or any right under this Statement of Work unless the Supplier:

(a)	is not in breach of this Statement of Work;

(b)	obtains the prior written consent of IBM GSA;

(c)	ensures that the assignee agrees to be bound by all of the Supplier’s obligations under this Statement of work; and

(d)	acknowledges that it remains bound by this Statement of Work.

3.37.2.	Assignment by IBM GSA

IBM GSA in consultation with WBC, may:

(a)	assign all or part of this Statement of Work to any person as part of a restructure; and

(b)	assign or novate all or part of the rights and obligations under this Statement of Work to any of WBC’s Related Company’s as part of a re-organisation of WBC’s business.

3.37.3.	Governing law

(a)	This Statement of Work is governed by the law applicable in New South Wales.

(b)	Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State.

3.38.	DISPUTE RESOLUTION

3.38.1. Notice

A party claiming that a dispute, difference or question arising out of this Statement of Work (‘Dispute’) has arisen must notify the other party in writing giving details of the Dispute (‘Notification’).

3.38.2.	Escalation

The parties will attempt to resolve all Disputes by negotiations using the escalation procedure set out in clause 3.38.6 (Escalation Procedure).

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.38.3. Expert	determination or mediation

If the parties cannot resolve the Dispute within 30 days after the Notification is given, the parties must refer the Dispute to:

(a)	expert determination, if the parties have agreed under a provision of this Statement of Work or if they agree at the time the dispute arises, to attempt to resolve the Dispute by expert determination; or

(b)	mediation, if:

(i)	another provision of this Statement of Work does not require that the Dispute be referred for expert determination and the parties do not agree to submit the Dispute to expert determination in accordance with paragraph (a); or

(ii)	the parties agree to resolve the Dispute by mediation.

3.38.4.	Expert determination criteria

If a Dispute is referred for expert determination under this clause the expert must make a determination by reference to what is reasonable in the context of the overall WBC service delivery environment but taking into account industry best practice standards and relevant benchmarks published from time to time by reputable benchmarking organisations such as those specified in the panel set out in Attachment G (Benchmarking). IBM GSA will use best commercial efforts to ensure that the expert determination referred to in this clause is provided from a source that has regional knowledge pertaining to the Services being provided under this SOW.

3.38.5.	Selection of expert or mediator

The parties will attempt to agree an appropriate expert or mediator. If they are unable to agree within 7 days after the Dispute has been referred for expert determination or mediation under clause 3.38.4, the expert or mediator will be a person nominated, at the request of either party, by the Australian Commercial Disputes Centre (‘ACDC’).

3.38.6.	Procedure

Each expert determination and mediation conducted in accordance with this clause will be conducted in accordance with the relevant rules and procedures of the ACDC. The parties agree that a determination made by an expert will not be binding on either party. Once a determination has been made, the parties will recommence negotiation to attempt to resolve the Dispute and, if they fail, either party may initiate court proceedings.

3.38.7.	Release if other party breaches

If, in relation to a Dispute, a party breaches any provision of this clause 3.38, the other party need not comply with those clauses in relation to that Dispute.

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.38.8.	Obligations continue

IBM GSA and the Supplier must continue to perform their respective obligations under this Statement of Work pending the resolution of a Dispute.

3.38.9.	Costs

Each party must bear its own costs of complying with this clause 3.38.

3.38.10.	Court proceedings

A party must not start court proceedings (except proceedings seeking interlocutory relief) unless it has complied with this clause 3.38

3.39.	NO LIABILITY FOR OTHER’S FAULT

A party will not be liable to the other party for any damages to the extent that the breach giving rise to the damages was caused by the other party’s failure to perform its obligations under this Statement of Work.

3.40.	DISENGAGEMENT

3.40.1.	Planning

3.40.1.1.	Application

(a)	This Section applies whenever Services are to be terminated. This includes:

(i)	6 months before the end of the Term described in clause 5 (Term) the Services or

(ii)	if Services are terminated before that date, the date on which:

(A)	IBM GSA or the Supplier issues a termination notice under clause 3.29 (Termination) in respect of all of the Services; or

(B)	IBM GSA notifies the Supplier that it will remove Services or part of the Services from the scope of this Agreement.

(b)	Services disengaged in accordance with this Section, whether they include all of the Services or just part of the Services, are referred to in this Section as the ‘Disengaged Services’.

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4 January 2001

3.40.1.2.	Objectives

The purpose of Disengagement is:

(a)	to enable IBM GSA or WBC or WBC’s nominee to perform the Disengaged Services from the end of the Disengagement Period; and

(b)	to eliminate or minimise any disruption to the Services (including the Disengaged Services) as a result of the handover of the Disengaged Services to IBM GSA or WBC or its nominee.

3.40.1.3.	Plan

The Supplier must, within 6 months after the Commencement Date, provide a draft Disengagement Plan to IBM GSA for its approval. Once approved, the document will be the Disengagement Plan for the purposes of this clause.

3.40.1.4.	Contents of the plan

The Supplier must ensure that:

(a)	as part of the Disengagement Plan:

(i)	IBM GSA or WBC’s right to use any Software continues following Disengagement at no cost to IBM GSA or WBC (other than agreed maintenance and support fees);

(ii)	there is no degradation of service levels or quality of service during Disengagement;

(iii)	there is no interruption to the Services during Disengagement;

(b)	the Disengagement Plan:

(i)	is in the same general form as, and is consistent with, the Transition Plan;

(ii)	specifies the Supplier Personnel and other resources that will provide Disengagement Assistance;

(iii)	specifies all things necessary to effect Disengagement as efficiently as possible (including as a result of reviewing the Transition Plan to develop a list of those things the parties did (or should have done) at the start of this Agreement to effect the transition to the Supplier;

(iv)	sets out a timetable and process for effecting Disengagement that will deal with each of the issues in this Schedule and will enable IBM GSA to have completed Disengagement as quickly as possible without disrupting the quality of the Services; and

(v)	contains all things necessary to ensure that the Supplier is able to comply with, and IBM GSA or WBC receives the benefit of, clause 3.4 (Flexibility) and clause 3.9 (Change in WBC).

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.40.2.	IMPLEMENTATION OF PLAN

3.40.2.1.	Preparation

The Supplier must ensure that, at all times during the Term, on 30 days notice it is able to deploy all necessary resources to complete Disengagement in accordance with the Disengagement Plan.

3.40.2.2.	Disengagement Plan

If this clause 3.40.2 applies, the Supplier must:

(a)	comply with the Disengagement Plan and this clause 3.40.2;

(b)	do all things necessary to effect Disengagement; and

(c)	ensure that all Subcontractors comply with the Disengagement Plan and this clause 3.40.2.

3.40.2.3.	Quality of service

The Supplier:

(a)	must ensure there is no degradation of quality of service during Disengagement; and

(b)	acknowledges all Service Levels and associated Financial Performance Credits apply during Disengagement.

3.40.2.4.	Disengagement period

The Supplier must use its best efforts to ensure that the Disengagement Period ends on the intended date of termination for the Disengaged Services, which will either be:

(a)	the end of the term defined in clause 5 (Term); or

(b)	the date specified in a termination notice.

3.40.2.5.	Personnel, equipment and premises

(a)	Consistent with clause 3.29.7 (Offer to IBM GSA or WBC)::

(i)	WBC will be permitted (on its own or on behalf of its nominated third party) without interference from Supplier (including counter-offers), to make offers to any Supplier employees or contractors who were used solely or primarily by the Supplier to provide the Disengaged Services during the 12 month period prior to the commencement of Disengagement; For the avoidance of doubt, “solely” shall mean those personnel listed within this SOW as may be amended from time to time, and, “primarily” shall mean those personnel that have over the 12 month period for the majority of the time, been consistently employed by the Supplier in the provision of the Disengaged Services.

(ii)	IBM GSA or WBC or WBC’s nominee will be permitted to acquire all of the Supplier’s right, title and interest in any Equipment (other than the Core or as may be otherwise agreed between the parties) owned or leased by Supplier or its Subcontractor that is used in the performance of the Disengaged Services; and

(iii)	IBM GSA or WBC or WBC’s nominee will be permitted to take over premises that were used principally or solely used to provide the Disengaged Services.

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4 January 2001

(b)	The Supplier must give IBM GSA or WBC all necessary assistance to enable IBM GSA or WBC:

(i)	to offer employment to the Supplier’s Personnel used by the Supplier to provide the Disengaged Services during the 12 month period prior to the commencement of Disengagement or to employ substitute personnel, including by providing to WBC:

(A)	access to those Personnel for interviews and recruitment;

(B)	reasonable information concerning the roles and responsibilities of those Personnel and their performance in those roles; and

(C)	personnel to fill vacancies on a temporary basis, as required by IBM GSA or WBC;

(ii)	to determine which Equipment IBM GSA or WBC requires to provide the Disengaged Services; and

(iii)	to determine whether IBM OR WBC wishes to take over the premises used principally or solely by the Supplier to provide the Disengaged Services.

(c)	The Supplier must provide to IBM GSA or WBC on secondment for up to 3 months after the Termination Date, any Key Person required by IBM GSA or WBC.

(d)	In relation to Supplier Personnel used to provide the Disengaged Services during the 12 month period prior to the commencement of Disengagement and Subcontractors who have been employed or used in relation to this Agreement, the Supplier waives, and must ensure that its Subcontractors waive, any contractual or other legal rights restricting the ability of their personnel to be recruited and employed by IBM GSA or WBC or its nominee.

3.40.2.6.	Third Party Services

The Supplier will make available to IBM GSA or WBC or its designee any third party services then being utilised by Supplier in the performance of the Services.

3.40.2.7.	Training

The Supplier must provide information and training to IBM GSA or WBC Personnel or the Personnel of WBC’s nominee, as directed by WBC, to enable WBC or its nominee to provide the Disengaged Services after the end of the Disengagement Period with minimal disruption and to achieve the Service Levels.

3.40.2.8.	Further Assistance

(a)	For a period of up to 15 months after the Termination Date (regardless of the basis for termination), the Supplier will, at IBM GSA or WBC’s request, provide to WBC, for the same price and service level before the Termination Date, any of the Services being performed by the Supplier prior to the Termination Date.

(b)	Any Services provided in accordance with clause 3.3.1 (a), will be provided under the terms of this Agreement.

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

3.40.2.9.	Assistance to third parties

If IBM GSA or WBC appoints a third party to assume IBM GSA or WBC’s role in relation to any or all of the Disengagement, the Supplier must provide Disengagement assistance to that third party.

3.40.2.10.	Further tenders

(a)	On request by WBC or IBM GSA, the Supplier must assist and cooperate with WBC in any tender process conducted for the provision of all or part of the Removed Services by a person other than the Supplier (‘New Tender’).

(b)	In particular, as requested by the IBM GSA Contract Manager, the Supplier must provide or assist in developing:

(i)	performance histories;

(ii)	staffing levels and profiles;

(iii)	inventories of the Software, Equipment, and any other assets (including real estate), other than the Core Network;

(iv)	information concerning the Removed Services and compliance with the Service Levels and Projects including all Service Level metrics and associated data; and

(v)	reports showing historical and forecast Resource Unit utilisation.

(c)	The Supplier must not interfere to WBC’s or IBM GSA’s detriment in any New Tender.

3.41.	DEFINITIONS

In this Statement of Work:

Actual Service Volumes means the actual resource consumption by WBC for a period (as opposed to the Baseline Volumes which are projected volumes).

Annual Base Price means the aggregate of all of the Base Fees for a Contract Year for the relevant Service Tower.

Approved Subcontractor means a Subcontractor that has been approved by IBM GSA in accordance with clause 3.13 (Subcontractors).

ARC or Additional Resource Credit has the meaning set out Attachment D (Pricing).

Assets means the Acquired Assets and the Managed Assets.

Asset Allocation Matrix means the document contained in Schedule 3 that sets out all of the Assets as at the Commencement Date and specifies, among other things, which are Acquired Assets and which are Managed Assets.

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4 January 2001

Asset Sale Agreement means the agreement between WBC (and those of its Related Corporations that own Acquired Assets or are parties to leases or agreements in respect of Acquired Assets) and the Supplier entered into on or about the date of this Statement of Work under which the Acquired Assets will be transferred to the Supplier.

Baseline Volumes means the projected monthly resource consumption by WBC as set out in Attachment D (Pricing Schedule).

Base Fees means the monthly fees payable for the Services as set out in Attachment D (Pricing).

Capital Cost in relation to Technology Evolution means the cost of acquiring (whether by purchase, lease or otherwise) Equipment or Software.

Cause of Action means any cause of action of a party for breach of this Statement of Work, or in tort (including negligence), or for any other common law or statutory cause of action arising out of the operation of this Statement of Work.

Claim means a claim, demand, proceedings or other action.

Commencement Date means [the date of this Statement of Work].

Confidential Information of a party (‘Owner’):

(a)	includes all information (regardless of the form of disclosure or the medium used to store or represent it) treated by the Owner as confidential and of which the other party (‘Recipient’) first becomes aware either:

(i)	through disclosure by the Owner to the Recipient; or

(i)	in the case of WBC’s information, otherwise through the Supplier’s involvement with IBM GSA and WBC and their business operations; and

(b)	in the case of WBC, includes:

(i)	WBC Data;

(ii)	information about the WBC Group’s finances, strategies, management or business operations;

(c)	in the case of the Supplier, includes information about the Supplier’s cost structures, financial plans, marketing plans, business and strategic plans, technical information and any other business information;

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4 January 2001

(d)	excludes information:

(i)	the Recipient creates (whether alone or jointly with any person) independently of the Owner’s Confidential Information (if the Recipient has evidence in writing that the information falls within this exception); or

(ii)	that is public knowledge (and has become so otherwise than as a result of a breach of confidentiality by a Recipient or any person to whom the Recipient has disclosed the information); and

(iii)	that is Residual Information (but subject to valid patents, copyrights and semi conductor mask work rights of the Owner).

Contract Year means a twelve month period commencing on the Commencement Date for the first year and the anniversary of that date each subsequent year of the Term.

Critical Deliverable means a Deliverable:

(a)	that is specified as critical in this Statement of Work; or

(b)	in respect of which a Financial Deliverable Credit is payable if the Deliverable is not delivered as required under this Statement of Work.

Critical Service Levels means the Service Levels specified as such in Attachment C (Service Levels).

Damages means all liabilities, losses, damages, costs and expenses, including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties.

Deliverable means any Software Equipment Material, solution, process, report or document deliverable by the Supplier to IBM GSA and for the benefit of WBC in relation to a Project or otherwise under this Statement of Work.

Disaster Service Levels means the Service Levels specified in Attachment C (Service Levels)

Disengagement means the transfer of management, Equipment, Software and other Material, Third Party Agreements and Personnel from the Supplier to IBM GSA, WBC (or a third party designated by IBM GSA or WBC) as specified in Attachment J (Disengagement).

Disengagement Plan means the plan to be developed, provided and updated by the Supplier for approval by IBM GSA and/or WBC in accordance with Attachment J (Disengagement).

Equipment means all information technology and telecommunications software, hardware, or other equipment used by the Supplier in providing the Services.

Extraordinary Event means a circumstance in which an event or discrete set of events in respect of WBC’s business (but not a circumstance only in respect of the Services) that results or will result in a significant change in the scope, nature or volume of the Services that will be required from Supplier.

Expected Service Level means the desired level of performance for a Critical Service Level, as set out in Attachment C (Service Levels).

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IBM GSA/Datec (Fiji) Limited	Commercial In Confidence
4 January 2001

Financial Deliverable Credits means an amount calculated and payable in accordance with clause 3.5 (Performance Standards), being a genuine pre-estimate of the loss IBM GSA will suffer as a result of the Supplier failing to provide the relevant Deliverable in accordance with this Statement of Work.

Financial Performance Credit means an amount calculated and payable in accordance with clause 3.5 (Performance Standards) for failure to meet or exceed Critical Service Levels, being a genuine pre-estimate of the loss IBM GSA will suffer as a result of the Supplier failing to meet the relevant Critical Service Level in accordance with this Statement of Work.

Force Majeure Event means:

(a)	fire, flood, earthquake, utility failures, elements of nature or act of God;

(b)	riot, civil disorder, rebellion or revolution, acts of war or terrorism;

(c)	industry wide strikes and organisation wide strikes;

(d)	a determination by the ACCC or a court of law but only if the determination did not arise from any illegal conduct by the Supplier; and

(e)	other similar cause beyond the reasonable control of the non-performing party,

but in each case only if, and to the extent that, the non-performing party is without fault in causing the default or delay, the default or delay could not have been prevented by taking steps specifically required under this Statement of Work or by taking other reasonable precautions and the default or delay cannot reasonably be circumvented by the non-performing party at its expense through the use of alternate sources, work-around plans or other means;

but does not mean acts or omissions of Supplier Personnel, changes to legislation or government policy that affects WBC or the banking industry, industrial action (other than as specified above).

Human Resources Agreement means the agreement between WBC and IBM GSA entered into on or about the date of this Statement of Work under which the terms and conditions relating to the transition of employees from WBC to IBM GSA and the Supplier (among other things) are set out.

IBM Group means IBM GSA and its Related Companies.

IBM GSA means IBM Global Services Australia Limited ABN 85 001 538 736 of Level 13 IBM Building, Darling Park, 201 Sussex Street, Sydney, NSW 2000,

In-scope Personnel means the employees of WBC and the contractors to WBC who are specified in Attachment F (Personnel)

Insolvency Event means any of the following events occurring to a party:

(a)	that party disposes of the whole or any part of its assets, operations or business other than in the normal course of business;

(b)	any step is taken to enter into any arrangement between that party and its creditors;

(c)	that party ceases to be able to pay its debts as they become due;

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(d)	that party ceases to carry on business;

(e)	any step is taken by a mortgagee to enter into possession or dispose of the whole or any part of that party’s assets or business;

(f)	any step is taken to appoint a receiver, a receiver and manager, a trustee in bankruptcy, a liquidator, a provisional liquidator, an administrator or other like person of the whole or any part of that party’s assets or business; or

(g)	the party is a partnership and:

(i)	any member of the partnership commits an Insolvency Event; or

(ii)	any step is taken to dissolve the partnership.

Intellectual Property Rights or IPR means all intellectual property rights at any time protected by statute or common law, including but not limited to:

(a)	patents, copyright, EL rights (being rights in circuit layouts under the Circuit Layouts Act and similar rights in other countries in circuit layouts), registered designs, trade marks, and any right to have Confidential Information kept confidential; and

(b)	any application or right to apply for registration of any of the rights referred to in paragraph (a).

Key Measurements means the Service Levels specified as such in Attachment C (Service Levels).

Key Person means a person named as a ‘Key Person’ or a person who occupies a Key Supplier Position in Attachment F (Personnel) or any replacement and other person reasonably specified from time to time by IBM GSA or WBC as will be advised by IBM GSA, as a Key Person. ‘Key People’ and ‘Key Personnel’ have corresponding meanings.

Key Subcontractor means an Approved Subcontractor agreed between the parties within this Statement of Work as may be amended by the parties from time to time.

Key Supplier Position means a position specified in Attachment F (Personnel) as a ‘Key Supplier Position’.

Law means any applicable statute, regulation, by-law, ordinance or subordinate legislation in force from time to time in Australia or New Zealand, whether made by a State, Territory, Commonwealth, or a local government, and includes the common law as applicable from time to time, and any applicable industry codes of conduct.

Managed Assets means the Equipment and Software that the Supplier will manage rather than acquire, as specified in the Asset Allocation Matrix.

Material means any Software, firmware, documented methodology or process, documentation or other material in whatever form, including without limitation any reports, any specification, business rules or requirements, user manuals, user guides, operations manuals, training materials and instructions.

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4 January 2001

Material Breach for the purposes of clause 3.29.1 includes (but is not necessarily limited to) the occurrence of any or more of the following:

(i)	a breach, or series of breaches, of this SOW which causes a substantial disruption to the Services; or

(ii)	an accumulation of breaches which places unreasonable burdens on IBM GSA or WBC Personnel, or on members of the public; or

(iii)	the Supplier failing to remedy a breach as advised by IBM GSA per clause 3.29.1 (a) within the time frame therein specified; or

(iv)	the Supplier committing a breach which at common law would justify termination of this SOW; or

(v)	the Supplier committing multiple breaches of this SOW occurring within a 6 month period; or

(vi)	the Supplier committing two breaches of the same clause of this SOW; or

(vii)	the Supplier failing to comply with the Transition Plan.

Minimum Service Level means, in relation to a Critical Service Level, the minimum level of performance, below which Financial Performance Credits automatically apply.

Modify means to add to, enhance, reduce, change, replace, vary or improve. Modification and Modified have corresponding, meanings.

New Entity has the meaning set out in clause 3.9.2 (Changes in WBC).

New Services has the meaning set out in clause 3.3.2 (New Services).

Objectives means the objectives set out in clause 3.1

Pass-through Expenses means expenses that are approved in advance by either IBM GSA or WBC as will be advised by IBM GSA (and either specified in Attachment D (Pricing) or are approved by IBM GSA or WBC in writing as provided by IBM GSA on a case by case basis) that the Supplier incurs in the course of providing the Services and charges directly to either IBM GSA or WBC without adding any margin or mark-up.

Personnel of a party means the officers, employees, contractors (including Subcontractors and their employees) and agents of that party and its Related Corporations (but in the case of IBM GSA, excluding the Supplier’s Personnel).

Prime Contract means the Services Agreement entered into between WBC and IBM GSA on 1st December 2000.

Privacy Legislation means any legislation (to the extent that the Supplier, IBM GSA , WBC, or the Services are subject to it), whether Australian or otherwise, which affects privacy or any personal information (including the collection, storage, use or processing of such information) including:

(a)	the Privacy Act 1988 (Cth);

(b)	the Telecommunications Act 1997 (Cth); and

(c)	the Privacy Act 1993 (New Zealand);

(d)	any codes of conduct, directives or orders made or issued under such legislation.

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4 January 2001

Project means a discrete unit of non-recurring work to design, develop, build, supply, test and/or implement, install or deploy a solution relating to WBC’s telecommunications infrastructure. This includes the Key Implementation Projects. Projects require start-up, planning, milestones, execution, and closure.

Project Cost includes the cost of installing, testing, delivering, integrating and commissioning new technology as part of Technology Evolution.

Related Company means a ‘related body corporate’ within the meaning given to that term in Section 9 of the Corporations Law.

Residual Information means concepts, know-how or techniques related to the delivery of information technology and telecommunications services that are retained in the memories of the Supplier’s employees who have had access to Confidential Information and only to the extent that the concepts, know-how or techniques are part of the general stock of knowledge of an employee who works in the information technology and telecommunications sector, which may mean specialist IT & T knowledge

Resource Unit is defined in clause 3.16.8.13 (Pricing).

Retained IT Functions means those information technology and telecommunications that are specified by WBC from time to time as being retained (as will be advised by IBM GSA), and those services provided by third parties which WBC specifies as being retained (as will be advised by IBM GSA).

Retained Systems means those of WBC’s telecommunications systems which are not outsourced to IBM GSA under the Prime Contract.

RRC or Reduced Resource Credit has the meaning set out in Attachment D (Pricing).

Satisfaction Survey means a customer satisfaction survey conducted by WBC in accordance with clause 3.5.2 (Performance Standards).

Schedule means a schedule to this Statement of Work, as amended from time to time.

Services means all the telecommunications services to be provided by the Supplier to IBM GSA and for the benefit of WBC, as specified in clause 3.3 (Services).

Service Charges means all of the fees paid or payable to the Supplier by IBM GSA in accordance with Attachment D (Pricing) for the Services.

Service Levels means the standards of service the Supplier must attain in supplying the Services, as specified in Attachment C (Service Levels) including availability times, processing times, response times and repair times. These include:

(a)	Critical Service Levels; and

(b)	Key Measurements.

Service Level Default means, in relation to each Critical Service Level, both:

(a)	any failure to meet a Minimum Service Level; and

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4 January 2001

(b)	a failure to meet an Expected Service Level on 4 or more occasions in any rolling 12 months period.

Service Level Termination Event is defined in Attachment C (Service Levels).

Severity Level Error means an error, fault, defect or malfunction in any Software or Equipment that has an effect on WBC’s business. The 3 types of Severity Level Errors are specified in Attachment C (Service Levels).

Software means any computer program or programming in source or object code format (including shrinkwrap software, collaborative applications, microcode, shareware and firmware) and associated documentation used to perform the Services or provided to IBM GSA or WBC as part of the Services, and comprises:

(a)	WBC Software;

(b)	the Supplier Software; and

(c)	Third Party Software.

Source Code Materials for Software means the source code of that Software, programming notes, flow charts and all other information, software and documentation necessary to understand the program logic of that Software, together with a copy of and licence to use tools and libraries required to recompile source code and full written details of the development environment to enable WBC or IBM GSA on WBC’s behalf, to replicate that environment.

Statement of Work means the following (each as amended from time to time) in order of priority:

(a)	the clauses of this document;

(b)	its Schedules and annexures; and

(c)	any other document referred to in this document as forming part of the Statement of Work.

Subcontractor means a subcontractor to the Supplier who provides products or services to the Supplier in relation to this Statement of Work.

Supplier Group means the Supplier and its Related Corporations.

Supplier Group Company means a member of the Supplier Group.

Supplier Premises means the locations as approved by IBM GSA in consultation with WBC from which the Supplier will provide the Services.

Supplier Software means Software owned by a member of the Supplier Group.

Supplier Tools is defined in clause 3.23.1 (h).

Tax includes any tax (including GST), withholding tax, charge, rate, duty or impost imposed by any authority, but does not include any income or capital gains tax.

Technology Evolution means any improvement, upgrade, supplement, modification, replacement, enhancement or other change to the systems, hardware, software,

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telecommunications transport systems and transport systems interfaces, personnel skills, processes and methods used to provide the Services, including:

(a)	higher capacity, faster hardware, new versions of systems software, new types of system/network management software, new processes, new types of hardware, communications equipment and software that will enable the Supplier to perform Services more efficiently, more effectively as well as ensure WBC’s business strategies are implemented; and

(b)	any change to the equipment, software or methodologies used to provide the Services that is necessary to bring that equipment or software or those methodologies into line with current industry standards as determined by IBM GSA or WBC as advised by IBM GSA (eg, a move from Windows 3.11 to NT4).

Termination Date means the date on which this Statement of Work terminates, which will be:

(a)	the date on which this Statement of Work expires; or

(b)	if this Statement of Work is terminated earlier in accordance with its terms, that earlier date.

Termination Fee means the fee (if any) payable on termination of this Statement of Work, calculated in accordance with Attachment D (Pricing).

Third Party Agreement means an agreement that relates to the Services between:

(a)	WBC and a third party; or

(b)	IBM GSA and a third party; or

(c)	the Supplier and a third party.

Third Party Software means any Software that is:

(a)	owned by a third party; and

(b)	used in the performance of the Services or necessary to perform those Services.

Transition means the transfer of management from WBC to IBM GSA and the Supplier in accordance with the Transition Plan.

Transition Plan means the plan contained in Attachment A.

WBC means Westpac Banking Corporation ARBN 007 457 141 of 60 Martin Place, Sydney, NSW, 2000.

WBC Data means all data and information relating to a WBC Group Company, and its operations, facilities, customers, clients, personnel, assets and programs in whatever form that information may exist and whether entered into, stored in, generated by or processed as part of the Services and any other data in relation to the Services.

WBC Group means Westpac and all of its Related Corporations and any entity of a kind referred to in clause 3.2.1 (Extended Group) that is nominated from time to time by WBC as will be advised by IBM GSA.

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4 January 2001

5. Term

The Commencement Date is 8th January 2001. The initial term of the SOW is 5 years from Commencement Date subject only to the successful re-negotiation and restructuring of the SOW at the conclusion of year two of the Term, from a personnel based structure to a Services based structure that incorporates Resource Units as detailed in clause 3.16.8.13 (Pricing Criteria). Such restructuring will be undertaken in accordance with clause 5.4 (SOW Restructure).

5.1.	Notice of end of term for SOW

Either party may advise the other party of the impending expiry of the then current Term, generally in accordance with clause 5.2 and such advice should not be given less than (180) days prior to the expiration of the then current Term.

5.2.	Interim Extensions

The Parties may extend the Term for a further twelve (12) months provided the Buyer’s offer is received no less than one hundred and eighty (180) days prior to the expiration of the then current Term. The Supplier may formally request such Term extension from the Buyer. For the avoidance of doubt, in the absence of a Buyer offer for such Term extension, this SOW will terminate and the parties will commence immediate negotiations for disengagement in line with the Disengagement Plan.

5.3.	Terms and Conditions of Extensions

Any offer by the Buyer to extend the Term for a further period of twelve (12) months will only be made on the terms and conditions (including price) then in effect under this SOW and no re-scoping, or re-pricing, or other changes of any type, will be undertaken at the time of extension of the Term unless so agreed by the parties beforehand. Should such re-scoping, or re-pricing, or other changes being contemplated by the parties have any impact on WBC’s business in any way, these may only be agreed in consultation with, and with the approval of WBC.

5.4.	SOW Restructure

The parties agree to enter into good faith negotiations (16) months after the Commencement Date to restructure this SOW into a true Services based agreement. The restructured SOW will be implemented on the second anniversary of the commencement date and will encompass Resource Unit pricing in accordance with the principles set out in clause 3.16.8 (Pricing Criteria). The restructuring negotiations will include a full review of the Services that incorporates the intent of the parties as follows:

(i)	Given that there is no scope changes impacting otherwise, the Supplier agrees to offer the Services under the new structure at no greater price than would exist had the SOW not been restructured and such price will include all productivity improvements and/or cost savings introduced within the first (24) months of the Term;

(ii)	In satisfying sub-clause (i), the Supplier agrees to undertake best commercial efforts to incorporate all possible productivity improvements and/or cost savings emanating from the performance of the Services over the first (24) months of the SOW;

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4 January 2001

(iii)	Both parties will work together proactively to realise the productivity improvements and/or cost savings required of the Supplier in sub-clause (ii);

(iv)	IBM GSA agrees to provide the Supplier with every assistance commercially possible to have the Supplier fully familiar with the operations of a Resource Unit based structure;

(v)	Both parties agree to negotiate the restructure in good faith and to not act unreasonable in such negotiations; and

(vi)	In the event that the parties cannot agree on the details of the restructure, the parties agree to escalate the negotiation stalemate through the Dispute Resolution process detailed in clause 3.38 (Dispute Resolution) after which if agreement can still not be reached, the parties agree to accept that the SOW is terminated. The conditions of termination under these circumstances will be determined by the expert or mediator agreed to within the Dispute Resolution process and both parties agree to abide by such determination.

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4 January 2001

6.	Confidential Information

The parties agree that all information exchanged under this agreement will be confidential in confidence. If a project requires the exchange of confidential information, such exchange will take place after the execution of and in accordance with the terms and conditions of the IBM/GSA Confidential Disclosure Agreement.

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7.	IBM GSA Travel Policy

All travel completed on behalf of IBM GSA should follow the guidelines as per Attachment I – IBM GSA Travel Policy.

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4 January 2001

8.	Signatures

This Statement of Work is agreed to by:

Datec (Fiji) Limited			IBM Global Services Australia Limited

ACN: 001 538 636

By:	/s/ Illegible	/s/ Illegible	By:	/s/ CATHERINE PHILLIPS
	Authorised Signature			Authorised Signature
	Illegible	Illegible		Catherine Phillips
	General Manager	Director		IBM Global Procurement
Date:	17/1/2001	17/1/2001	Date:	1/3/01

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